     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 30, 1998


                                                       REGISTRATION NOS. 2-96030
                                                                        811-4746
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
      POST-EFFECTIVE AMENDMENT NO. 19                            [X]


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF       [X]
1940


      AMENDMENT NO. 23                                           [X]


                  VAN KAMPEN AMERICAN CAPITAL TAX-EXEMPT TRUST
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

              ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)
                                 (630) 684-6000

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                             RONALD A. NYBERG, ESQ.
            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                       VAN KAMPEN AMERICAN CAPITAL, INC.
                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                    (NAME AND ADDRESS OF AGENT FOR SERVICES)

                             ---------------------


                                   COPIES TO:

                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

                             ---------------------

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

It is proposed that this filing will become effective:

     [X]  immediately upon filing pursuant to paragraph (b)


     [ ]  on (date) pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(i)
     [ ]  on (date) pursuant to paragraph (a)(i)
     [ ]  75 days after filing pursuant to paragraph (a)(ii)
     [ ]  on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered: Shares of Beneficial Interest, par value $0.01 per share

================================================================================

             VAN KAMPEN AMERICAN CAPITAL HIGH YIELD MUNICIPAL FUND

                             CROSS REFERENCE SHEET

                 FORM N-1A ITEM                                     CAPTION
                 --------------                                     -------
                     PART A                                 LOCATION IN PROSPECTUS
                     ------                                 ----------------------
 1.  Cover Page.................................  Cover Page
 2.  Synopsis...................................  Prospectus Summary; Shareholder Transaction
                                                    Expenses; Annual Fund Operating Expenses
                                                    and Example
 3.  Condensed Financial Information............  Financial Highlights
 4.  General Description of Registrant..........  The Fund; Investment Objective and
                                                  Policies; Municipal Securities; Investment
                                                    Practices; Description of Shares of the
                                                    Fund
 5.  Management of the Fund.....................  Annual Fund Operating Expenses and Example;
                                                    The Fund; Investment Practices;
                                                    Investment Advisory Services; Inside Back
                                                    Cover
 6.  Capital Stock and Other Securities.........  The Fund; Alternative Sales Arrangements;
                                                    Shareholder Services; Distribution and
                                                    Service Plans; Redemption of Shares;
                                                    Distributions from the Fund; Tax Status;
                                                    Description of Shares of the Fund;
                                                    Additional Information; Inside Back Cover
 7.  Purchase of Securities Being Offered.......  Alternative Sales Arrangements; Purchase of
                                                    Shares; Shareholder Services;
                                                    Distribution and Service Plans
 8.  Redemption or Repurchase...................  Shareholder Services; Redemption of Shares
 9.  Pending Legal Proceedings..................  Inapplicable


                     PART B                           STATEMENT OF ADDITIONAL INFORMATION
                     ------                           -----------------------------------
10.  Cover Page.................................  Cover Page
11.  Table of Contents..........................  Table of Contents
12.  General Information and History............  General Information
13.  Investment Objectives and Policies.........  Municipal Securities; Temporary
                                                  Investments; Repurchase Agreements; Future
                                                    Contracts and Related Options; Investment
                                                    Restrictions
14.  Management of the Fund.....................  General Information; Trustees and Officers;
                                                    Investment Advisory Agreement
15.  Control Persons and Principal Holders of
       Securities...............................  General Information; Trustees and Officers;
                                                    Investment Advisory Agreement
16.  Investment Advisory and Other Services.....  Investment Advisory Agreement; Distributor;
                                                    Distribution and Service Plans; Transfer
                                                    Agent; Portfolio Transactions and
                                                    Brokerage; Other Information
17.  Brokerage Allocation and Other Practices...  Portfolio Transactions and Brokerage
18.  Capital Stock and Other Securities.........  Purchase and Redemption of Shares
19.  Purchase, Redemption and Pricing of
       Securities Being Offered.................  Determination of Net Asset Value; Purchase
                                                  and Redemption of Shares; Exchange
                                                    Privilege
20.  Tax Status.................................  Tax Status of the Fund
21.  Underwriters...............................  Distributor
22.  Calculation of Performance Data............  Fund Performance
23.  Financial Statements.......................  Report of Independent Accountants;
                                                  Financial Statements; Notes to Financial
                                                    Statements


PART C


     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

--------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                           HIGH YIELD MUNICIPAL FUND
--------------------------------------------------------------------------------


    Van Kampen American Capital High Yield Municipal Fund (the "Fund") is a diversified series of the Van Kampen American Capital Tax-Exempt Trust (the "Trust"), an open-end management investment company, commonly known as a mutual fund. The Fund's investment objective is to seek to provide investors as high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Fund. The Fund seeks to achieve its investment objective by investing principally in medium to lower rated tax-exempt debt securities. LOWER RATED SECURITIES ARE REGARDED BY THE RATING AGENCIES AS PREDOMINANTLY SPECULATIVE WITH RESPECT TO THE ISSUER'S CONTINUING ABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS. The Fund is designed for investors willing to assume additional risk in return for above average income. Investors should assess carefully the risks associated with an investment in the Fund. There is no assurance that the Fund will achieve its investment objective.


    The Fund's investment adviser is Van Kampen American Capital Asset Management, Inc. (the "Adviser"). This Prospectus sets forth certain information that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is (800) 421-5666.

                          ---------------------------


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          ---------------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

    A Statement of Additional Information, dated March 30, 1998, containing additional information about the Fund is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device For the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http.//www.sec.gov).

                               ------------------

                         VAN KAMPEN AMERICAN CAPITAL SM
                               ------------------


                    THIS PROSPECTUS IS DATED MARCH 30, 1998.

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------


                                                                PAGE
                                                                ----
Prospectus Summary..........................................      3
Shareholder Transaction Expenses............................      6
Annual Fund Operating Expenses and Example..................      7
Financial Highlights........................................      9
The Fund....................................................     11
Investment Objective and Policies...........................     11
Municipal Securities........................................     16
Investment Practices........................................     18
Investment Advisory Services................................     23
Alternative Sales Arrangements..............................     25
Purchase of Shares..........................................     28
Shareholder Services........................................     37
Redemption of Shares........................................     42
Distribution and Service Plans..............................     45
Distributions from the Fund.................................     47
Tax Status..................................................     48
Fund Performance............................................     53
Description of Shares of the Fund...........................     56
Additional Information......................................     57


  NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------


THE FUND. Van Kampen American Capital High Yield Municipal Fund (the "Fund") is a diversified series of Van Kampen American Capital Tax-Exempt Trust (the "Trust"), an open-end management investment company organized as a Delaware business trust.


MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares").


INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek to provide as high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Fund. There is no assurance that the Fund will achieve its investment objective. See "Investment Objective and Policies."


INVESTMENT POLICY. Under normal market conditions, the Fund invests at least 80% of its net assets in obligations issued by states, territories or possessions of the United States and the District of Columbia and their political subdivisions, the interest from which is exempt from federal income tax ("Municipal Securities"). The Fund may acquire stand-by commitments. See "Investment Practices -- Stand-By Commitments." The Fund may seek to hedge investments through transactions in futures contracts and related options. Any net gains from futures and options transactions are subject to federal income tax. See "Investment Practices -- Futures Contracts and Related Options."

  The Fund invests principally in medium to lower rated Municipal Securities. See "Risk Factors" below.

INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."


ALTERNATIVE SALES ARRANGEMENTS. The Fund offers three classes of shares to the public, each with its own sales charge structure: Class A shares, Class B shares and Class C shares. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class of shares that best suits their circumstances and objectives. Each class of shares represents an interest in the same portfolio of investments of the Fund. See "Alternative Sales Arrangements." For information on redeeming shares see "Redemption of Shares."


  Investment opportunities for lower rated securities may be more limited than those in other sectors of the market. In order to facilitate the management of the Fund's portfolio, the Fund may from time to time suspend the continuous offering of its shares to investors. As market conditions permit, the Fund may reopen sales of the Fund's shares to investors. Any such limited offerings of the Fund may commence and terminate without any prior notice.

  Class A Shares. Class A shares are offered at net asset value per share plus a maximum initial sales charge of 4.75% of the offering price (4.99% of the net amount invested), reduced on investments of $100,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge ("CDSC") of 1.00% may be imposed on redemptions made within one year of purchase. Class A shares are subject to an annual service fee of up to 0.25% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class A Shares" and "Distribution and Service Plans."

  Class B Shares. Class B shares are offered at net asset value per share and are subject to a maximum CDSC of 4.00% on redemptions made within the first or second year after purchase and declining thereafter to 0.00% after the fifth year. See "Redemption of Shares." Class B shares are subject to a combined annual distribution fee and service fee of up to 1.00% of the Fund's average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class B Shares" and "Distribution and Service Plans." Class B shares convert automatically to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."

  Class C Shares. Class C shares are offered at net asset value per share and are subject to a CDSC of 1.00% on redemptions made within one year of purchase. See "Redemption of Shares." Class C shares are subject to a combined annual distribution fee and service fee of up to 1.00% of the Fund's average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class C Shares" and "Distribution and Service Plans."

INVESTMENT ADVISER. Van Kampen American Capital Asset Management, Inc. (the "Adviser") is the Fund's investment adviser. Van Kampen American Capital Advisors, Inc. (the "Subadviser") provides advisory services to the Adviser. The Adviser and the Subadviser are sometimes referred to as the "Advisers."

DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor") distributes the Fund's shares.

RISK FACTORS. Generally, Municipal Securities with longer maturities tend to produce higher yields and are subject to greater market fluctuations as a result of changes in interest rates ("market risk") than are Municipal Securities with shorter maturities and lower yields. Lower rated Municipal Securities generally provide a higher yield than higher rated Municipal Securities of similar maturity but are subject to greater market risk and are also subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations ("financial risk"). Use of futures, options on futures, and other instruments involves certain risks. See "Investment Practices -- Repurchase Agreements, Stand-By Commitments, and Futures Contracts and Related Options." The Fund may experience high portfolio turnover which involves higher transaction costs and may result in short-term gains taxable as ordinary income. See "Investment Practices -- Portfolio Turnover."

  The lower rated Municipal Securities in which the Fund invests are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower rated Municipal Securities (commonly referred to as junk bonds) involves greater investment risk, achievement of the Fund's investment objectives may be more dependent on the Advisers' credit analysis than would be the case if the Fund were investing in higher rated Municipal Securities. Lower rated Municipal Securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade Municipal Securities and thus be subject to higher risk. A projection of an economic downturn, for example, could cause a decline in lower rated Municipal Securities prices because the advent of a recession could lessen the ability of the issuer to make principal and interest payments on its debt securities. In addition, the secondary trading market for lower rated Municipal Securities may be less liquid than the market for higher grade Municipal Securities. The market prices of all Municipal Securities generally fluctuate with changes in interest rates so that the Fund's net asset value can be expected to decrease as long-term rates rise and to increase as long-term interest rates fall.


DISTRIBUTIONS FROM THE FUND. Dividends from net investment income are declared daily and distributed monthly. Any short-term or long-term capital gains are distributed at least annually. All dividends and distributions are automatically reinvested in shares of the Fund at net asset value (without sales charge) unless payment in cash is requested. See "Distributions from the Fund."


  The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------

                                   CLASS A         CLASS B        CLASS C
                                   SHARES          SHARES          SHARES
                                   -------         -------        -------
Maximum sales charge imposed on
  purchases (as a percentage of
  offering price)...............    4.75%(1)        None            None
Maximum sales charge imposed on
  reinvested dividends (as a
  percentage of offering
  price)........................     None           None            None
Deferred sales charge (as a
  percentage of the lesser of
  the original purchase price or                                    Year
  redemption proceeds)..........     None(2)    Year 1--4.00%     1--1.00%
                                                Year 2--4.00%   After--None
                                                Year 3--3.00%
                                                Year 4--2.50%
                                                Year 5--1.50%
                                                 After--None
Redemption fees (as a percentage
  of amount redeemed)...........     None           None            None
Exchange fee....................     None           None            None

------------------------------------------------------------------------------
(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------


                                    CLASS A     CLASS B     CLASS C
                                    SHARES      SHARES      SHARES
                                    -------     -------     -------
Management Fees (as a percentage
  of average daily net assets)...    0.54%       0.54%       0.54%
12b-1 Fees (as a percentage of
  average daily net assets)(1)...    0.25%       1.00%(2)    1.00%(2)
Other Expenses (as a percentage
  of average daily net assets)...    0.16%       0.17%       0.16%
Total Fund Operating Expenses (as
  a percentage of average daily
  net assets)....................    0.95%       1.71%       1.70%


------------------------------------------------------------------------------
(1) Class A shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B shares and Class C shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Distribution and Service Plans."


(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted as a Fund-level expense by NASD Rules.

                                            ONE      THREE     FIVE       TEN
                                           YEAR      YEARS     YEARS     YEARS
EXAMPLE:                                   ----      -----     -----     -----
You would pay the following expenses on
  a $1,000 investment assuming (i) an
  operating expense ratio of 0.95% for
  Class A shares, 1.71% for Class B
  shares and 1.70% for Class C shares,
  (ii) a 5.00% annual return and (iii)
  redemption at the end of each time
  period:
    Class A.............................    $57       $76      $ 98      $159
    Class B.............................    $57       $84      $108      $182*
    Class C.............................    $27       $54      $ 92      $201
You would pay the following expenses on
  the same $1,000 investment assuming no
  redemption at the end of each time
  period:
    Class A.............................    $57       $76      $ 98      $159
    Class B.............................    $17       $54      $ 93      $182*
    Class C.............................    $17       $54      $ 92      $201


------------------------------------------------------------------------------

* Based on conversion to Class A shares after eight years.


  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the SEC to utilize a 5.00% annual return assumption. The ten year amount with respect to Class B shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A shares. Class B shares acquired through the exchange privilege are subject to the CDSC schedule relating to the Class B shares of the fund from which the purchase of Class B shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B shares were exchanged from a fund with a higher CDSC. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Investment Advisory Services," "Redemption of Shares" and "Distribution and Service Plans."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS   (Selected data for a share of beneficial interest
outstanding throughout each of the periods indicated)
--------------------------------------------------------------------------------


  The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains the financial highlights for the last five years) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                            CLASS A
                               --------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED NOVEMBER 30
                               --------------------------------------------------------------------------------------------------
                                1997       1996       1995      1994      1993      1992      1991      1990      1989      1988
                               -------    -------    ------    ------    ------    ------    ------    ------    ------    ------
Net Asset Value, Beginning of
 the Period..................  $11.139     $11.18    $10.44    $11.19    $10.95    $10.78    $10.72    $10.91    $10.72    $10.85
                               -------    -------    ------    ------    ------    ------    ------    ------    ------    ------
 Net Investment Income.......     .729       .735       .74       .76     .8132      .815       .77       .90       .94       .96
 Net Realized and Unrealized
   Gain/Loss.................     .312      (.041)    .7475     (.744)    .2303      .195       .13      (.23)    .1418     (.105)
                               -------    -------    ------    ------    ------    ------    ------    ------    ------    ------
Total from Investment
 Operations..................    1.041       .694    1.4875      .016    1.0435      1.01       .90       .67    1.0818      .855
Less Distributions from Net
 Investment Income...........     .726       .735     .7475      .766     .8035       .84       .84       .86     .8918      .985
                               -------    -------    ------    ------    ------    ------    ------    ------    ------    ------
Net Asset Value, End of the
 Period......................  $11.454    $11.139    $11.18    $10.44    $11.19    $10.95    $10.78    $10.72    $10.91    $10.72
                               =======    =======    ======    ======    ======    ======    ======    ======    ======    ======
Total Return*(b).............    9.63%      6.47%    14.65%      .10%     9.65%     9.77%     8.73%     6.43%    10.39%     8.12%
Net Assets at End of the
 Period (In millions)........   $779.9     $621.0    $516.3    $411.1    $408.0    $309.5    $225.3    $222.3    $233.3    $206.3
Ratio of Expenses to Average
 Net Assets*.................     .95%      1.01%      .98%     1.02%     1.03%     1.07%     1.06%      .97%      .85%      .85%
Ratio of Net Investment
 Income to Average Net
 Assets*.....................    6.50%      6.64%     6.81%     6.98%     7.13%     7.45%     7.20%     8.34%     8.86%     8.84%
Portfolio Turnover...........      29%        23%       26%       33%       27%       24%       20%       29%       19%       36%
* If certain expenses had not been assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average
 net assets..................     .95%      1.01%      .98%     1.02%     1.03%     1.07%     1.06%     1.06%     1.04%     1.07%
Ratio of net investment
 income to average net
 assets......................    6.50%      6.64%     6.81%     6.98%     7.13%     7.45%     7.20%     8.27%     8.65%     8.62%



                               (Table and footnotes continued on following page)

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                    CLASS B
                                    ------------------------------------------------------------------------
                                                                                            JULY 20, 1992
                                                                                            (COMMENCEMENT
                                                 YEAR ENDED NOVEMBER 30                  OF DISTRIBUTION) TO
                                    -------------------------------------------------       NOVEMBER 30,
                                                1996       1995      1994     1993(A)          1992(A)
                                    1997 --    -------    ------    ------    -------    -------------------
Net Asset Value, Beginning of the
 Period...........................  $11.136     $11.18    $10.43    $11.18     $10.96            $11.08
                                    -------    -------    ------    ------    ------           ------
 Net Investment Income............     .645       .653       .66       .68     .6919              .27
 Net Realized and Unrealized
   Gain/Loss......................     .313      (.046)    .7535     (.748)    .2476           (.1122)
                                    -------    -------    ------    ------    ------           ------
Total from Investment
 Operations.......................     .958       .607    1.4135     (.068)    .9395            .1578
Less Distributions from Net
 Investment Income................     .642       .651     .6635      .682     .7195            .2778
                                    -------    -------    ------    ------    ------           ------
Net Asset Value, end of the
 Period...........................  $11.452    $11.136    $11.18    $10.43     $11.18            $10.96
                                    =======    =======    ======    ======    ======           ======
Total Return(b)...................    8.82%      5.67%    13.89%     (.76%)     8.84%             1.45%**
Net Assets at End of the Period
 (In millions)....................   $425.6     $323.8    $233.9    $159.3     $104.8             $21.0
Ratio of Expenses to Average Net
 Assets(c)........................    1.71%      1.77%     1.73%     1.77%      1.77%             1.71%
Ratio of Net Investment Income to
 Average Net Assets(c)............    5.74%      5.88%     6.03%     6.19%      6.15%             5.88%
Portfolio Turnover................      29%        23%       26%       33%       27%              24%

                                                          CLASS C
                                    ---------------------------------------------------
                                                                       DECEMBER 10,
                                                                           1993
                                                                       (COMMENCEMENT
                                       YEAR ENDED NOVEMBER 30       OF DISTRIBUTION) TO
                                    ----------------------------       NOVEMBER 30,
                                     1997       1996       1995           1994(A)
                                    -------    -------    ------    -------------------
Net Asset Value, Beginning of the
 Period...........................  $11.126     $11.17    $10.42                 $11.29
                                    -------    -------    ------          ------
 Net Investment Income............     .644       .652       .66             .63
 Net Realized and Unrealized
   Gain/Loss......................     .312      (.045)    .7535          (.8363)
                                    -------    -------    ------          ------
Total from Investment
 Operations.......................     .956       .607    1.4135          (.2063)
Less Distributions from Net
 Investment Income................     .642       .651     .6635           .6637
                                    -------    -------    ------          ------
Net Asset Value, end of the
 Period...........................  $11.440    $11.126    $11.17                 $10.42
                                    =======    =======    ======          ======
Total Return(b)...................    8.82%      5.68%    13.79%                 (1.80%)**
Net Assets at End of the Period
 (In millions)....................    $91.3      $50.0     $31.1                  $15.3
Ratio of Expenses to Average Net
 Assets(c)........................    1.70%      1.77%     1.72%                  1.75%
Ratio of Net Investment Income to
 Average Net Assets(c)............    5.69%      5.86%     5.98%                  6.07%
Portfolio Turnover................      29%        23%       26%             33%


------------------------------


**Non-Annualized


(a) Based on average month-end shares outstanding.

(b) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.


(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------


  The Fund is a diversified series of the Trust, an open-end management investment company, commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals.



  Van Kampen American Capital Asset Management, Inc. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also act as investment adviser to other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of the Prospectus.

------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
------------------------------------------------------------------------------

  The Fund's investment objective is to seek to provide as high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Fund. There is, however, no assurance that the investment objective of the Fund will be achieved. The Fund seeks to achieve its investment objective by investing principally in medium or lower rated Municipal Securities.

  Among the various types of Municipal Securities are general obligation bonds, revenue or special obligation bonds, industrial development bonds, pollution control bonds, variable rate demand notes, and short-term tax-exempt municipal obligations such as tax anticipation notes. General obligations are backed by the taxing power of the issuing municipality. Revenue obligations are backed by the revenues of a project or facility -- tolls from a toll-bridge, for example. Industrial development revenue obligations are a specific type of revenue obligation backed by the credit and security of a private user. Variable rate demand notes are described under "Investment Practices -- Variable Rate Demand Notes."


  The Fund maintains at least 80% of its net assets invested in Municipal Securities except as a temporary defensive measure during periods of adverse market conditions. This is a fundamental policy and may not be changed without the approval by a vote of at least a majority of the outstanding voting shares of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund generally does not invest in any securities except Municipal Securities and Temporary Investments (as defined below). The Fund may seek to hedge against changes in interest rates through transactions in listed futures contracts related to U.S. Government securities or based upon the Bond Buyers Municipal Bond Index and options thereon. See "Investment
Practices -- Futures Contracts and Related Options."

  On a temporary basis, to provide cash reserves or pending investment in Municipal Securities, the Fund may invest up to 20% of its net assets in taxable securities of at least comparable quality to the Municipal Securities in which the Fund invests ("Temporary Investments"). The Fund also may invest temporarily a portion or all of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Adviser(s), market conditions warrant. Temporary Investments include but are not limited to securities issued or guaranteed by the United States Government, its agencies or instrumentalities; corporate bonds and debentures; certificates of deposit and bankers' acceptances of domestic banks with assets of $500 million or more and having deposits insured by the Federal Deposit Insurance Corporation; commercial paper; and repurchase agreements.


  The Fund may invest up to 10% of its net assets in illiquid securities which include Municipal Securities issued in limited placements under which the Fund represents that it is purchasing for investment purposes only, repurchase agreements maturing in more than seven days and other securities subject to legal or contractual restrictions on resale. Municipal Securities acquired in limited placements generally may be resold only in a privately negotiated transaction to one or more other institutional investors. Such limitation could result in the Fund's inability to realize a favorable price upon disposition, and in some cases might make disposition of such securities at the time desired by the Fund impossible. The 10% limitation applies at the time the purchase commitments are made. See also "Investment Practices -- Repurchase Agreements."


  Generally Municipal Securities with longer maturities tend to produce higher yields and are subject to greater market fluctuations as a result of changes in interest rates than Municipal Securities with shorter maturities and lower yields. In general, market prices of Municipal Securities vary inversely with interest rates. Lower rated Municipal Securities generally provide a higher yield than higher rated Municipal Securities of similar maturity but are subject to greater market and financial risk. The Fund may purchase short-term or long-term Municipal Securities (with remaining maturities of up to 30 years or more). There is no limitation on the average maturity of the Municipal Securities in the Fund, and such average maturity is likely to change from time to time based on the view of market conditions held by the Advisers. At November 30, 1997, the Fund's average maturity was 21 years.



  The Fund invests, under normal market conditions, at least 75% of its net assets in medium to lower rated high yielding Municipal Securities which are subject to high risk as described below. Municipal Securities ratings of Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's Ratings Group ("S&P") are described in the Statement of Additional Information. See also "Municipal Securities" herein. Because an investment in the Fund entails relatively greater risks, it may not be an appropriate investment for all investors.

  The investment policies of the Fund are not governed by specific rating categories. The Advisers generally seek medium and lower rated Municipal Securities (commonly referred to as junk bonds) for the Fund. Generally, the Fund invests at least 75% of its assets in Municipal Securities rated, at the time of purchase, in the following quality grades as determined by either Moody's (Baa or lower for bonds, and MIG 3 or VMIG 3 or lower for notes) or by S&P (BBB or lower for bonds and SP-2 or lower for notes), or non-rated Municipal Securities considered by the Advisers to be of comparable quality. Lower rated obligations generally are more speculative with respect to the capacity of the issuer to make interest and principal payments. For example, Municipal Securities rated BB by S&P or Ba by Moody's or lower are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Municipal Securities rated CC by S&P or Ca by Moody's are considered speculative in a high degree. The Fund does not purchase obligations which are in default or rated C (lowest grade by Moody's) or rated C or D by S&P or non-rated bonds, notes and other obligations considered by the Advisers to be of comparable quality, although the Fund may retain obligations assigned such ratings after a purchase is made. The Fund may also invest under normal market conditions up to 20% of its assets in Municipal Securities rated A, SP-1 or higher by S&P or A, MIG 2, VMIG 2 or higher by Moody's, and in tax-exempt commercial paper rated Prime-3 or higher by Moody's or A-3 or higher by S&P.

  While the Fund normally will invest at least 75% of its assets in medium and lower rated Municipal Securities, it may invest in higher rated issues, particularly when the difference in returns between quality classifications is very narrow or when the Advisers expect interest rates to increase. These investments may lessen the decline in net asset value but may also affect the amount of current income, since high rated yields are usually lower than medium rated yields.

  While the Fund may invest in both general obligations and revenue obligations, a substantial portion of the Fund generally is invested in revenue obligations, which may include public utility, housing, industrial development, pollution control, hospital and health care issues. The Fund's ability to achieve its objective depends to a great extent on the ability of these various issuers to meet their scheduled payments of principal and interest.

  The table below sets forth the percentages of the Fund's assets invested during the fiscal year ended November 30, 1997 in the various Moody's and S&P rating categories and in unrated securities determined by the Adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all Municipal Securities held by the Fund during the 1997 fiscal year, computed on a monthly basis.



                                                              YEAR ENDED
                                                           NOVEMBER 30, 1997
                                              -------------------------------------------
                                                                    UNRATED SECURITIES OF
                                               RATED SECURITIES      COMPARABLE QUALITY
                  RATING                      AS A PERCENTAGE OF     AS A PERCENTAGE OF
                 CATEGORY                      PORTFOLIO VALUE         PORTFOLIO VALUE
                 --------                     ------------------    ---------------------
AAA/Aaa...................................           2.75%                   3.14%
AA/Aa.....................................           2.27%                   0.17%
A/A.......................................           1.56%                   1.55%
BBB/Baa...................................           9.15%                  25.14%
BB/Ba.....................................           7.63%                  38.51%
B/B.......................................           0.40%                   7.50%
CCC/Caa...................................           0.04%                   0.09%
CC/Ca.....................................           0.00%                   0.03%
C/C.......................................           0.00%                   0.07%
D.........................................           0.00%                   0.00%
                                                    -----                   -----
Percentage of Rated and Unrated
  Securities..............................          23.80%                  76.20%
                                                    =====                   =====



  The portfolio composition shown in the table above reflects the allocation of assets by the Fund during the period indicated. The percentage of the Fund's assets invested in securities of various grades may from time to time vary substantially from those set forth above.


  RISK FACTORS OF INVESTING IN LOWER RATED MUNICIPAL SECURITIES. The market for lower rated Municipal Securities is relatively new and its growth has paralleled a long economic expansion. Past experience may not, therefore, provide an accurate indication of future performance of this market, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower rated Municipal Securities in the Fund, the Fund's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher rated securities. An investment in this Fund may be considered more speculative than investment in shares of a fund which invests primarily in higher rated Municipal Securities.

  Prices of lower rated Municipal Securities may be more sensitive to adverse economic changes or individual issuer developments than higher rated investments. Municipal Securities with longer maturities, which may have higher yields, may increase or decrease in value more than Municipal Securities with shorter maturities. Market prices of lower rated Municipal Securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. When deemed appropriate and in the best interests of shareholders, the Fund may incur additional expenses to seek recovery on a Municipal Security on which the issuer has defaulted and to pursue litigation to protect its interests as a debtholder.

  Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated Municipal Securities, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid or restricted lower rated Municipal Securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of Municipal Securities which the Fund owns will affect its net asset value per share. If market quotations are not readily available for the Fund's lower rated or nonrated securities, these securities will be valued by a method that the Trustees believe accurately reflects fair value. See "Purchase of Shares -- General" herein and "Determination of Net Asset Value" in the Statement of Additional Information. Judgment plays a greater role in valuing lower rated Municipal Securities than with respect to securities for which more external sources of quotations and last sale information are available.

  Special tax considerations are associated with investing in lower rated Municipal Securities structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of portfolio securities to satisfy cash distribution requirements for shareholders who do not reinvest dividends.

  While credit ratings are only one factor the Advisers rely on in evaluating lower rated Municipal Securities, certain risks are associated with using credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit rating agencies may fail to timely change the credit ratings to reflect subsequent events; however, the Advisers continuously monitor the issuers of lower rated Municipal Securities in its portfolio in an attempt to determine if the issuers will have a sufficient cash flow and profits to meet required principal and interest payments. Achievement of the Fund's investment objective may be more dependent upon the Advisers' credit analysis than is the case for higher quality Municipal Securities. Credit ratings for individual securities may change from time to time and the Fund may retain a portfolio security whose rating has been changed.

  Investors should consider carefully the additional risks associated with investment in Municipal Securities which carry lower ratings.

  An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment, and should not be used as a trading vehicle.


  Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's Advisers and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Advisers are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

------------------------------------------------------------------------------
MUNICIPAL SECURITIES
------------------------------------------------------------------------------

  Municipal Securities include debt obligations of a state, territory or possession of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of Municipal Securities are issued to obtain funding for privately operated facilities.

  Many new issues of Municipal Securities are sold on a "when-issued" basis. While the Fund has ownership rights to such Municipal Securities, the Fund does not have to pay for them until they are delivered, normally 15 to 45 days later. To meet that payment obligation, the Fund sets aside with the custodian sufficient cash or liquid securities equal to the amount that will be due. See "Investment Practices -- Delayed Delivery and When-Issued Securities."

  The yields of Municipal Securities depend on, among other things, general money market conditions, general conditions of the Municipal Securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the Municipal Securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields while Municipal Securities of the same maturity and coupon with different ratings may have the same yield. A description of the ratings is included in the Statement of Additional Information.

  The Fund considers investments in tax-exempt Municipal Securities not to be subject to concentration policies and may invest a relatively high percentage of the assets of the Fund in Municipal Securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects such as hospitals, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's per share net asset value also increases. The Fund may invest more than 25% of its total assets in Municipal Securities with similar characteristics, such as industrial development revenue bonds, including pollution control revenue bonds, housing finance agency bonds, or hospital bonds. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds, including pollution control bonds, issued for companies in the same industry. See "Investment Practices -- Investment Restrictions." Sizeable investments in such obligations could involve an increased risk to the Fund should any of such issuers or any such related projects or facilities experience financial difficulties.

  The Fund has no fundamental policy limiting its investments in securities whose issuers are located in the same state. However, it is not the present intention of the Fund to invest more than 25% of the value of its total assets in securities whose issuers are located in the same state.


  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It may be expected that similar proposals may be introduced in the future. If any such proposal were to be enacted, the ability of the Fund to pay "exempt-interest" dividends may be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------


  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, exceeds 10% of the value of its net assets. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities, and the Fund could incur losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.


  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

  VARIABLE RATE DEMAND NOTES. Variable rate demand notes ("VRDNs") are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and which are subject to an unconditional right of demand to receive payment of the principal balance plus accrued interest either at any time or at specified intervals not exceeding one year and in either case upon no more than seven days' notice. The interest rates are adjustable ("floating rate") at intervals ranging from daily to up to one year to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

  Investments by the Fund in VRDNs may also be made in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). Participating VRDNs provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days' notice, not to exceed seven days. The Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation and issuing the repurchase commitment.

  STAND-BY COMMITMENTS. The Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a stand-by commitment, a bank or dealer from which Municipal Securities are acquired agrees to purchase from the Fund, at the Fund's option, the Municipal Securities at a specified price. Such commitments are sometimes called "liquidity puts."

  The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments generally can be acquired when the remaining maturity of the underlying Municipal Securities is not greater than one year, and are exercisable by the Fund at any time before the maturity of such obligations.

  The Fund's right to exercise stand-by commitments is unconditional and unqualified. A stand-by commitment generally is not transferable by the Fund, although the Fund can sell the underlying Municipal Securities to a third party at any time.

  The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund intends to enter into stand-by commitments only with banks and dealers which, in the Adviser's opinion, present minimal credit risks.

  The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

The acquisition of a stand-by commitment would not affect the valuation of the underlying Municipal Securities which would continue to be valued in accordance with the method of valuation employed for the Fund in which they are held. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its costs would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

  DELAYED DELIVERY AND WHEN-ISSUED SECURITIES. Municipal Securities may at times be purchased or sold on a delayed delivery or a when-issued basis. These transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future, often a month or more after the purchase. The payment obligation and the interest rate are each fixed at the time the Fund enters into the commitment. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities prior to settlement date if it is deemed advisable. Purchasing Municipal Securities on a when-issued basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields so increase, the value of the when-issued obligation will generally decrease. The Fund maintains a separate account at its custodian bank consisting of cash or liquid securities (valued on a daily basis) equal at all times to the amount of any when-issued commitment.

  FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may engage in transactions in listed futures contracts and related options. Such transactions may be in listed futures contracts based upon The Bond Buyer Municipal Bond Index (the "Index"), a price weighted measure of the market value of 40 large sized, recent issues of tax-exempt bonds or in listed contracts based on U.S. Government securities.

  Futures contracts and options thereon may be used for defensive hedging or anticipatory hedging purposes, depending upon the composition of the Fund and the Adviser's expectations concerning the securities markets. See the Statement of Additional Information for discussion of futures contracts and related options.


  Potential Risks of Futures Contracts and Related Options. In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater case and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. However, the purchase and sale of futures contracts and related options involve risks different from those involved with direct investments in underlying securities. While utilization of futures contracts and related options may be advantageous to the Fund, if the Adviser is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the

Fund did not make such investments. In addition, the Fund would pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its return. The Fund may not purchase or sell futures contracts or related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets.

  In order to prevent leverage in connection with the purchase of futures contracts thereon by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contract or option (less any related margin deposits) will be maintained in a segregated account with the custodian.


  PORTFOLIO TURNOVER. The Fund may purchase or sell securities without regard to the length of time the security has been held to take advantage of short-term differentials in bond yields consistent with its objective of seeking tax-exempt interest income. The Fund may engage in short-term trading if the anticipated benefits are expected by the Adviser to exceed the transaction costs. The annual turnover rate for the Fund is expected to vary from year to year depending on market conditions. A 100% turnover rate would occur, for example, if all the securities in the Fund were replaced in a period of one year. Municipal Securities with remaining maturities of less than one year are excluded in the computation of the portfolio turnover rate. Higher portfolio turnover involves higher transaction costs and may result in realization of short-term capital gains if securities are held for one year or less. Such gains are taxable to shareholders as ordinary income except to the extent such gains are offset by any capital losses. Portfolio turnover is not a limiting factor in making portfolio decisions.


  PORTFOLIO TRANSACTIONS AND BROKERAGE. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for the Fund. The Municipal Securities and other obligations in which the Fund invests are generally traded in the over-the-counter market. Such securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the prices of the securities usually include a profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. It is the policy of the Fund to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved and the provision of supplemental investment research by the firm. While the Fund generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Brokerage commissions are paid on transactions in futures contracts and options thereon. The

Adviser is authorized to place portfolio transactions with broker-dealers participating in the distribution of shares of the Fund and other funds distributed by the Distributor if it reasonably believes that the quality of the execution and any commission are comparable to that available from other qualified firms. The Adviser is authorized to pay higher commissions to brokerage firms that provide them with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. The information received may be used by the Adviser in managing the assets of other advisory accounts as well as in the management of the assets of the Fund.



  INVESTMENT RESTRICTIONS. The Fund has adopted certain fundamental investment restrictions which, like the investment objective, may not be changed without approval by a vote of a majority of the outstanding voting shares of the Fund (as defined in the 1940 Act). These restrictions provide, among other things, that the Fund may not:


  1. Invest in securities other than Municipal Securities, Temporary Investments (as defined herein), stand-by commitments, futures contracts described in the next paragraph and options on such contracts or securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

  2. Purchase or sell commodities or commodity contracts except that the Fund may purchase, hold and sell listed futures contracts related to U.S. Government securities, Municipal Securities or to an index of Municipal Securities;

  3. Invest more than 5% of its total assets at market value at the time of purchase in the securities of any one issuer (other than obligations of the United States Government or any agency or instrumentality thereof), except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

  4. Borrow money, except that the Fund may borrow from banks to meet redemptions or for other temporary or emergency purposes, with such borrowing not to exceed 5% of the total assets of the Fund at market value at the time of borrowing. Any such borrowing may be secured provided that not more than 10% of the total assets of the Fund at market value at the time of pledging may be used as security for such borrowings; or

  5. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; and provided, further, that for the purpose of this limitation only, industrial development bonds that are considered to be issued by non-governmental users shall not be deemed to be Municipal Securities; and provided, further, that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

  Each state and each political subdivision, agency or instrumentality of such state, and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus. The non-government user of facilities financed by industrial development or pollution control bonds is also considered as a separate issuer. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee.
------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------


  THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $60 billion under management or supervision. Van Kampen American Capital's more than 50 open-end and 38 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc., the Distributor of the Trust and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



  Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management, Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financial and investing; and global custody, securities clearance services and securities lending.


  ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed on average daily net assets of the Fund as follows:


               AVERAGE DAILY NET
                     ASSETS                        % PER ANNUM
               -----------------                  -------------
First $300 million..............................  0.60 of 1.00%
Next $300 million...............................  0.55 of 1.00%
Over $600 million...............................  0.50 of 1.00%


  Under the Advisory Agreement, the Fund also reimburses the Adviser for the costs of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Operating expenses paid by the Fund include service fees, distribution fees, custodian fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fee (other than those who are affiliated persons, as defined in the 1940 Act, of the Advisers, Distributor, ACCESS, Van Kampen American Capital or Morgan Stanley Dean Witter & Co.), and all other business expenses not specifically assumed by the Adviser. Advisory (management) fee and total operating expense ratios are shown under the caption "Annual Fund Operating Expenses and Example" herein.



  THE SUBADVISER. The subadviser is a wholly-owned subsidiary of Van Kampen American Capital and an affiliate of the Adviser. Van Kampen American Capital is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The address of the Subadviser is 40 Broad Street, Suite 915, Boston, Massachusetts 02109.



  SUBADVISORY AGREMENT. The Adviser has entered into a subadvisory agreement (the "Subadvisory Agreement") with the Subadviser to assist it in performing its investment advisory function with respect to the Fund. The Subadviser has acted as subadviser for the Fund since September 14, 1993. Pursuant to the Subadvisory Agreement, the Subadviser receives a monthly fee computed on average daily net assets of the Fund as follows:


               AVERAGE DAILY NET
                     ASSETS                        % PER ANNUM
               -----------------                  -------------
First $20 million...............................  0.40 of 1.00%
Next $30 million................................  0.25 of 1.00%
Over $50 million................................  0.15 of 1.00%

  From time to time the Adviser or the Distributor may voluntarily undertake to reduce the Trust's expenses by reducing the fees payable to them to the extent of, or bearing expenses in excess of, such limitations as they may establish.


  The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp.").


  PERSONAL INVESTMENT POLICIES. The Fund and the Advisers have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Advisers and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

  PORTFOLIO MANAGEMENT. Mr. Wayne D. Godlin has been primarily responsible for the day-to-day management of the Fund's investment portfolio since March 1990. Mr. Godlin has been Vice President of the Adviser since March 1990 and has been Vice President of Van Kampen American Capital Investment Advisory Corp. since June 1995. Mr. Godlin has been Vice President of the Subadviser since September 1993.
------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------

  The Alternative Sales Arrangements permits an investor to choose the method of purchasing shares of the Fund that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.


  CLASS A SHARES. Class A shares are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (4.99% of the net amount invested), reduced on investments of $100,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on certain redemptions made within one year of the purchase. Class A shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Purchase of Shares -- Class A Shares."


  CLASS B SHARES. Class B shares are sold at net asset value and are subject to a deferred sales charge if redeemed within five years of purchase. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. Class B shares convert automatically to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Purchase of Shares -- Class B Shares."


  CLASS C SHARES. Class C shares are sold at net asset value and are subject to a deferred sales charge if redeemed within one year of purchase. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares. Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class C Shares."


  CONVERSION FEATURE. Class B shares purchased on or after June 1, 1996 and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share acquired through the exchange privilege is determined by reference to the Participating Fund (defined below) from which such share was originally purchased. The conversion of such shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code") and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.



  FACTORS FOR CONSIDERATION. In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperaments. Investors should consider whether, during the anticipated life of their investment in the Fund, the higher
aggregate fees and CDSC on Class B shares and Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases at net asset value. It is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares as it ordinarily would be more beneficial for such investor to purchase Class A shares.



  Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a CDSC. Ongoing distribution fees on Class B shares and Class C shares may be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A shares or Class B shares, rather than Class C shares.


  Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges or have a longer-term investment horizon. In addition, the check writing privilege is only available for Class A shares (see "Shareholder Services -- Check Writing Privilege"). Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon or desire a short CDSC schedule.


  The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any CDSC incurred upon redemption within five years or one year, respectively, of purchase. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling such shares. INVESTORS SHOULD UNDERSTAND THAT THE PURPOSE AND FUNCTION OF THE CDSC AND ONGOING DISTRIBUTION FEE WITH RESPECT TO THE CLASS B SHARES AND CLASS C SHARES ARE THE SAME AS THOSE OF THE INITIAL SALES CHARGE WITH RESPECT TO CLASS A SHARES. See "Distribution and Service Plans."



  GENERAL. Dividends paid by the Fund with respect to Class A shares, Class B shares and Class C shares will be calculated in the same manner at the same time on the same day except that the higher distribution fees and transfer agency costs relating to Class B shares or Class C shares will be borne by the respective class. See "Distributions from the Fund." Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class of certain other mutual funds advised by the Adviser and its affiliates and distributed by the Distributor. See "Shareholder Services -- Exchange Privilege."

------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------


  The Fund offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "authorized dealers."


  Investment opportunities for lower rated securities may be more limited than those in other sectors of the market. In order to facilitate the management of the Fund's portfolio, the Fund may from time to time suspend the continuous offering of its shares to investors. As market conditions permit, the Fund may reopen sales of the Fund's shares to investors. Any such limited offerings of the Fund may commence and terminate without any prior notice.

  Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for shares involving periodic investments. Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


  Shares of the Fund may be purchased on any business day through authorized dealers. Shares also may be purchased by completing the application accompanying this Prospectus and forwarding the application, through the authorized dealer, to the shareholder service agent, ACCESS Investor Services, Inc. ("ACCESS"), a wholly-owned subsidiary of Van Kampen American Capital. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.

  Shares are offered at the next determined net asset value per share, plus a front-end or deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. Net asset value per share for each class is computed as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open. Net asset value per share for each class is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. The Fund's investments are valued by an independent pricing service.


  Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A shares, Class B shares and Class C shares may differ from one another, reflecting the daily expense accruals of the higher distribution fee and transfer agency costs applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value (plus sales charges, where applicable) after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by authorized dealers after the close of the Exchange are priced based on the next close, provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit orders received by them to the Distributor so they will be received prior to such time. Orders of less than $500 are mailed by the authorized dealer and processed at the offering price next calculated after acceptance by ACCESS.



  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution fee and transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan pursuant to which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the distribution fee and other expenses associated with such shares. Sales personnel of authorized dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.


  The Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances, additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor is sponsoring a sales incentive program for A.G. Edwards & Sons, Inc. ("A.G. Edwards"). The Distributor will reallow its portion of the Fund's sales concession to A.G. Edwards on sales of Class A shares of the Fund relating to the "rollover" of any savings into an Individual Retirement Account ("IRA"), the transfer of assets into an IRA and contributions to an IRA, commencing on January 1, 1998 and terminating on April 15, 1998. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

CLASS A SHARES

  The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth below.

SALES CHARGE TABLE


                                                              REALLOWED TO
                                                               DEALERS (AS
                                    AS % OF       AS % OF          A %
            SIZE OF                OFFERING     NET AMOUNT     OF OFFERING
           INVESTMENT                PRICE       INVESTED        PRICE)
---------------------------------------------------------------------------
Less than $100,000..............     4.75%         4.99%         4.25%
$100,000 but less than
  $250,000......................     3.75%         3.90%         3.25%
$250,000 but less than
  $500,000......................     2.75%         2.83%         2.25%
$500,000 but less than
  $1,000,000....................     2.00%         2.04%         1.75%
$1,000,000 or more*.............       *             *              *


------------------------------------------------------------------------------
    * No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

  In addition to the reallowances from the applicable public offering price described herein, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to authorized dealers that sell shares of the Fund. Authorized dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the Securities Act of 1933, as amended.

  The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the reallowance allowable to authorized dealers described herein. Such financial institutions, other industry professionals and authorized dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS


  Investors purchasing Class A shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.



  Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.



  A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.



  As used herein, "Participating Funds" refers to certain open-end investment companies advised by the Adviser or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.


  Volume Discounts. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

  Cumulative Purchase Discount. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.


  Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the preceding sales charge table. The size of investment shown in the preceding sales charge table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the sales charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchased amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application accompanying by this Prospectus.

OTHER PURCHASE PROGRAMS

  Purchases of Class A shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

  Unit Investment Trust Reinvestment Programs. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Fund at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their authorized dealer or the Distributor.

  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS' processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

  NAV Purchase Options. Class A shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by such Fund, by:


  (1) Current or retired trustees or directors of funds advised by the Adviser or Advisory Corp. and such persons' families and their beneficial accounts.



  (2) Current or retired directors, officers and employees of Morgan Stanley Group Inc. and any of its subsidiaries, employees of an investment subadviser to any fund, described in (1) above, or an affiliate of such subadviser, and such persons' families and their beneficial accounts.



  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.



  (4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested over a 12-month period.



  (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further detail with respect to such programs.



  (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.



  (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.



  (8) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economics of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

  The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.


  Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution and Service Plans" on purchases made as described in (3) through (8) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


CLASS B SHARES

  Class B shares are offered at net asset value. Class B shares which are redeemed within five years of purchase are subject to a CDSC at the rates set forth in the following table charged as a percentage of the dollar amount subject thereto. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A shares.

  The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.
------------------------------------------------------------------------------

                                                CONTINGENT DEFERRED SALES CHARGE
                                                       AS A PERCENTAGE OF
             YEAR SINCE PURCHASE                 DOLLAR AMOUNT SUBJECT TO CHARGE
----------------------------------------------------------------------------------
First........................................                4.00%
Second.......................................                4.00%
Third........................................                3.00%
Fourth.......................................                2.50%
Fifth........................................                1.50%
Sixth and After..............................                 None

------------------------------------------------------------------------------


  In determining whether a CDSC is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC, second of shares held for over five years and third of shares held longest during the five-year period.


  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired ten additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of 4.00% (the applicable rate in the second year after purchase).

  A commission or transaction fee of 4.00% of the purchase amount will be paid to authorized dealers at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation to authorized dealers that sell Class B shares of the Fund.

CLASS C SHARES

  Class C shares are offered at net asset value. Class C shares which are redeemed within the first year of purchase are subject to a CDSC of 1.00%. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order in an amount of $1 million or more for Class C shares because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A shares.


  In determining whether a CDSC is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC and second of shares held for more than one year.



  A commission or transaction fee of up to 1.00% of the purchase amount will generally be paid to authorized dealers at the time of purchase. Authorized dealers also will be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares generally annually commencing in the second year after purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives, in the form of cash or other compensation to authorized dealers that sell Class C shares of the Fund.


WAIVER OF CONTINGENT DEFERRED SALES CHARGE


  The CDSC is waived on redemptions of Class B shares and Class C shares (i) following the death or disability (as defined in the Code) of a shareholder;
(ii) in connection with required minimum distributions from an IRA or other retirement plan; (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account; (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares; and (v) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC is also waived on redemptions of Class C shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. See the Statement of Additional Information for further discussion of waiver provisions.


------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. The following is a description of such services.


  INVESTMENT ACCOUNT. Each shareholder has an investment account under which the investor's shares of the Fund are held by ACCESS, the Fund's transfer agent. ACCESS performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to ACCESS.



  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received, ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.



  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value (without sales charge) on the record date. Unless the shareholder instructs otherwise, the reinvestment privilege is automatic. This instruction may be made by telephone by calling
(800) 341-2911 ((800) 421-2833 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.



  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to debit a bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or authorized dealers.



  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.


  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the shareholder has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g., IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution.



  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset values of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund.



  To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.



  When Class B shares and Class C shares are exchanged among Participating Funds, the holding period for purposes of computing the CDSC is based upon the date of the initial purchase of such shares from a Participating Fund (the "original fund"). Upon redemption from the Participating Funds' complex of funds, Class B shares and Class C share are subject to the CDSC schedule imposed by the original fund.

  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


  A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25.

  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.


  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon the redemption of shares is a taxable event.



  CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint ACCESS as agent by completing the Authorization for Redemption by Check form and the appropriate section of the application and returning the form and the application to ACCESS. Once the form is properly completed, signed and returned to ACCESS, a supply of checks drawn on State Street Bank and Trust Company (the "Bank") will be sent to the Class A shareholder. These checks may be made payable by the Class A shareholder to the order of any person in any amount of $100 or more.



  When a check is presented to the Bank for payment, full and fractional Class A shares required to cover the amount of the check are redeemed from the shareholder's Class A account by ACCESS at the next determined net asset value. Check writing redemptions represent the sale of Class A shares. Any gain or loss realized on the sale of shares is a taxable event. See "Redemption of Shares."



  Checks will not be honored for redemption of Class A shares held less than 15 calendar days, unless such Class A shares have been paid for by bank wire. Any Class A shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the value of all uncertificated shares held in the shareholder's Class A account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or the Bank. Accounts that are subject to backup withholding are not eligible for the privilege. A "stop payment" system is not available on these checks. See the Statement of Additional Information for further information regarding the establishment of the privilege.

  INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the Internet. Please refer to our web site @ www.vkac.com for further instruction. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the Internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon Internet instructions and providing written confirmation of instructions communicated through the Internet. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following instructions through the Internet which it reasonably believes to be genuine. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.


------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------

  REGULAR REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Fund at any time. To do so, a written request in proper form must be sent directly to ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256. Shareholders may also place redemption requests through an authorized dealer. Orders received from authorized dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time.

  As described herein under "Purchase of Shares," redemptions of Class B shares and Class C shares are subject to a CDSC. In addition, a CDSC of 1.00% may be imposed on certain redemptions of Class A shares made within one year of purchase for investments of $1 million or more. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses.


  The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.


  Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, although the Fund normally does not issue certificates for shares, it will do so if a special request has been made to ACCESS. In the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request.



  In the case of redemption requests sent directly to ACCESS, the redemption price is the net asset value per share next determined after the request is received. Payment for shares redeemed will be made by check mailed within seven days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.



  TELEPHONE REDEMPTIONS. In addition to the regular redemption procedures set forth above, the Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record of the account or to the bank account of record as described herein. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this Prospectus or call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure described herein. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


  GENERAL REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.



  REDEMPTION UPON DEATH OR DISABILITY. The Fund will waive the CDSC on redemptions following the death or disability of a Class B shareholder or Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the CDSC on Class B shares and Class C shares.



  In cases of death or disability, the CDSC on Class B shares and Class C shares will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

  REINSTATEMENT PRIVILEGE. A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder
Services -- Exchange Privilege") next determined after the order is received, which must be within 180 days after the date of the redemption.

------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS
------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers or financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C shares up to 0.75% of the Fund's average daily net assets attributable to Class C shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense attributable to the Class C shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A shares, there is no carryover of such reimbursement obligations to succeeding years.


  The Distributor's actual expenses with respect to Class B shares or Class C shares for any given year may exceed the amounts payable to the Distributor with respect to such class of shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B share or Class C share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of November 30, 1997, there were $19,206,280 and $1,115,299 of unreimbursed distribution-related expenses with respect to Class B shares and Class C shares, respectively, representing 4.51% and 1.22% of the Fund's net assets attributable to Class B shares and Class C shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through CDSCs.

  The Distributor will not use the proceeds from the CDSC applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------

  DIVIDEND POLICY. Income dividends are declared each business day and distributed monthly. The Fund intends to distribute after the end of a fiscal year the net capital gains, if any, realized during the fiscal year by the Fund except to the extent that such gains are offset by capital loss carryovers. The daily dividend is a fixed amount determined for each class at least monthly which is not expected to exceed the net income of the Fund for the month divided by the number of business days during the month.


  Shares (other than shares acquired through an exchange) become entitled to dividends on the day ACCESS receives payment for the shares. With respect to shares acquired through an exchange, such shares become entitled to dividends on the day after ACCESS receives payment for the shares. If a dealer delays forwarding to ACCESS payment for shares which an investor has made to the dealer, this will in effect cost the investor money because it will delay the date upon which such investor becomes entitled to dividends. Shares (other than shares sold through an exchange) remain entitled to dividends through the day before such shares are priced for redemption purposes, which occurs when a valid redemption request with respect to such shares is received by ACCESS. With respect to shares sold through an exchange, such shares remain entitled to dividends through and including the day such shares are priced for redemption.



  The per share dividends on Class B shares and Class C shares may be lower than the per share dividends on Class A shares of the Fund as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.



  Unless the shareholder instructs otherwise, dividends and capital gains distributions are automatically applied to purchase additional shares of the Fund at the next determined net asset value. See "Shareholder
Services -- Reinvestment Plan."



  Dividends and distributions paid by the Fund have the effect of reducing the net asset value per share on the record date by the amount of the dividend or distribution. Therefore, a dividend or distribution paid shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes, as discussed below.


------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------


  FEDERAL INCOME TAXATION. The Fund has qualified and intends to continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.


  If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31 of each year, at least 98% of its ordinary income (not including tax-exempt income) for such year and at least 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.


  DISTRIBUTIONS. The Fund intends to invest in sufficient Municipal Securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from Municipal Securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of Municipal Securities.


  Certain limitations on the use and investment of the proceeds of state and local governmental bonds and other funds must be satisfied in order to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.


  Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. For each of the last three fiscal years of the Fund, over 99% of the dividends paid by the Fund were exempt-interest dividends. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.


  Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in Municipal Securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Furthermore, per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.



  The Fund is subject to the requirement that at least 80% of its assets be invested in securities, the income from which is exempt from both regular federal income tax and the federal alternative minimum tax. For the fiscal year ended November 30, 1997, approximately 12.76% of the interest income earned by the Fund consisted of interest on private-activity bonds, which is an item of tax preference.


  Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.


  Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the purchaser would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund, or by the Trust if it is required to qualify as a regulated investment company as described below. "Substantial user" is defined under U.S. Treasury regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the usable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.



  Gains on dispositions of tax-exempt securities purchased at a market discount must be treated as ordinary income to the extent of the accrued market discount, if the securities were acquired after April 30, 1993. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any short-term capital loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.


  While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income. Distributions of the Fund's net investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates Under the 1997 Tax Act" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.


  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends so designated cannot exceed, however, the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are "exempt-interest" dividends is determined on an average annual method for the fiscal year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions will not qualify for the dividends received deduction for corporations.


  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

  The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


  SALE OF SHARES. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates Under the 1997 Tax Act" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.



  CAPITAL GAINS RATES UNDER THE 1997 TAX ACT. Under the Taxpayer Relief Act of 1997 (the "1997 Tax Act"), the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. The 1997 Tax Act did not affect the maximum net capital gains rate for corporations which remains at 35%. The new tax rates for capital gains under the 1997 Tax Act described above apply to distributions of capital dividends by regulated investment companies such as the Fund as well as to sales and exchanges of shares in regulated investment companies such as the Fund. With respect to capital losses recognized on dispositions of shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital dividends received on such shares (see "Sale of Shares" above), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisors as to the application of the new capital gains rates to their particular circumstances.


  STATE AND LOCAL TAXES. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Income distributions may be taxable to shareholders under state or local law as dividend income even though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. It is recommended that investors consult their tax advisers for information in this regard. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income earned on Municipal Securities received by the Fund during the preceding calendar year. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the state and local levels.


  GENERAL. The federal, state and local income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------


  From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.


  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes a maximum sales charge of 4.75% for Class A shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable CDSC has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund.

  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

  In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one month) period (which period will be stated in the advertisement) and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding. The Fund's "tax-equivalent yield" is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a Fund shareholder.

  For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

  The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

  Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of a Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


  To increase the Fund's yield, the Adviser may, from time to time, reimburse a certain amount of the expenses of the Fund. The Adviser may stop reimbursing these expenses at any time without prior notice. A yield quotation which reflects an expense reimbursement or subsidization by the Adviser will be accompanied by a hypothetical yield quotation excluding such reimbursement.


  Yield and total return are calculated separately for Class A shares, Class B shares and Class C shares. Total return figures for Class A shares include the maximum sales charge of 4.75%; total return figures for Class B shares and Class C shares include any applicable CDSC. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.

  Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.


  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.



  In reports or other communications to shareholders or in advertising material, the Trust may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds; or with municipal bond indices, such as Lehman Brothers Municipal Bond Index or Bond Buyer's Index of 25 Revenue Bonds, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund's performance. The Fund will include performance data for each class of shares of any Fund in any advertisement or information including performance data of the Fund.



  The Fund may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by standard performance information required by the SEC as described above.

  The Fund's Annual Report and Semi-Annual Report contain additional performance information. A copy of the Annual Report or Semi-Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Prospectus.


------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------


  The Trust was originally organized as the American Capital Tax-Exempt Trust on December 5, 1984, under the laws of the Commonwealth of Massachusetts as a business entity commonly known as a "Massachusetts business trust". The Trust was reorganized as a Delaware business trust as of July 31, 1995 and adopted its current name at that time. It is a diversified, open-end investment company. The Fund is a diversified series of the Trust. The Fund, formerly known as American Capital High Yield Municipal Fund, adopted its current name as of July 31, 1995.



  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, divided into classes. The Fund currently offers three classes of shares, designated Class A shares, Class B shares and Class C shares. Other classes may be established from time to time in accordance with provisions of the Trust's Declaration of Trust.



  Each class of shares represents an interest in the same assets of the Fund and generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Except as described herein, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B shares and Class C shares pay higher distribution fees and transfer agency costs, the liquidation proceeds to Class B shareholders and Class C shareholders are likely to be lower than to other shareholders.


  The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Fund is set forth in the Statement of Additional Information.

  The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


  The fiscal year end of the Fund is November 30. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An Annual Report, containing financial statements audited by the Fund's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE TRUST'S TOLL-FREE
NUMBER--(800) 341-2911


PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666


FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 421-2833


FOR AUTOMATED TELEPHONE
SERVICES DIAL (800) 847-2424
VAN KAMPEN AMERICAN CAPITAL
HIGH YIELD MUNICIPAL FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Adviser
VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Subadviser
VAN KAMPEN AMERICAN CAPITAL
ADVISORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Distributor
VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent
ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
     High Yield Municipal Fund


Custodian
STATE STREET BANK AND
TRUST COMPANY
225 West Franklin Street
P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital

     High Yield Municipal Fund

Legal Counsel
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (Illinois)

333 West Wacker Drive

Chicago, IL 60606


Independent Accountants
PRICE WATERHOUSE LLP
200 East Randolph Drive
Chicago, IL 60601

------------------------------------------------------------------------------

                                   HIGH YIELD
                                 MUNICIPAL FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S


                                 MARCH 30, 1998


------       ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH
                          VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

             VAN KAMPEN AMERICAN CAPITAL HIGH YIELD MUNICIPAL FUND

     Van Kampen American Capital High Yield Municipal Fund (the "Fund") is a diversified series of Van Kampen American Capital Tax-Exempt Trust (the "Trust"), an open-end management investment company. This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, IL 60181 at (800) 421-5666.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
General Information.........................................  B-2
Municipal Securities........................................  B-2
Temporary Investments.......................................  B-4
Repurchase Agreements.......................................  B-4
Futures Contracts and Related Options.......................  B-4
Investment Restrictions.....................................  B-7
Trustees and Officers.......................................  B-9
Legal Counsel...............................................  B-19
Investment Advisory Agreement...............................  B-19
Distributor.................................................  B-21
Distribution and Service Plans..............................  B-21
Transfer Agent..............................................  B-22
Portfolio Transactions and Brokerage........................  B-22
Determination of Net Asset Value............................  B-23
Purchase and Redemption of Shares...........................  B-24
Exchange Privilege..........................................  B-26
Check Writing Privilege.....................................  B-26
Tax Status of the Fund......................................  B-27
Fund Performance............................................  B-27
Other Information...........................................  B-28
Ratings of Investments......................................  B-29
Report of Independent Accountants...........................  B-34
Financial Statements........................................  B-35
Notes to Financial Statements...............................  B-62



       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MARCH 30, 1998.

GENERAL INFORMATION


     Van Kampen American Capital Tax-Exempt Trust, formerly known as American Capital Tax-Exempt Trust (the "Trust"), was originally organized as a business trust under the laws of Massachusetts on December 5, 1984. The Trust was reorganized under the laws of the State of Delaware as a Delaware business trust and adopted its present name as of July 31, 1995. The Trust currently is comprised of one series: the Van Kampen American Capital High Yield Municipal Fund (the "Fund").



     Van Kampen American Capital Asset Management, Inc. (the "Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor") and ACCESS Investor Services, Inc. ("ACCESS") are wholly-owned subsidiaries of Van Kampen American Capital, Inc. ("VKAC"), which is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Fund, the Adviser, the Distributor and VKAC is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



     Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management, Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



     As of March 6, 1998, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A shares, Class B shares or Class C shares of the Fund, except as follows:



                                                         AMOUNT AND NATURE
                                                          OF OWNERSHIP AT    CLASS OF   PERCENTAGE
                 NAME AND ADDRESS OF HOLDER                MARCH 6, 1998      SHARES    OWNERSHIP
                 --------------------------              -----------------   --------   ----------
     Merrill Lynch Pierce Fenner & Smith, Inc.           3,697,928 shares    Class A       5.23%
     4800 Deer Lake Drive East, 3rd Floor
     Jacksonville, FL 32246-6484                                             Class B      11.59%
                                                         4,440,615 shares
                                                         1,231,106 shares    Class C      14.53%


     The term "Adviser" refers to both the Adviser, Van Kampen American Capital Asset Management, Inc., and the Subadviser, Van Kampen American Capital Advisors, Inc.

MUNICIPAL SECURITIES

     Municipal Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development obligations are issued by or on behalf of public authorities to finance various privately-operated facilities. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from federal income tax. Municipal Securities also include short-term tax-exempt municipal obligations such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, and variable rate demand notes.

     The two principal classifications of Municipal Securities are "general obligations" and "revenue" or "special obligations." General obligations are secured by the issuer's pledge of faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Industrial development bonds, including pollution control bonds, are revenue bonds and do not constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund may also include "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     When a Fund engages in when-issued and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the trade. Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous.

     The Fund may invest in Municipal Notes which include demand notes and short-term municipal obligations (such as tax anticipation notes, revenue anticipation notes, construction loan notes and short-term discount notes) and tax-exempt commercial paper provided that such obligations have the ratings described in the Prospectus for the Fund or if unrated are of comparable quality as determined by the Adviser. Demand notes are obligations which normally have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion the outstanding principal of the note plus accrued interest upon a specified number of days' notice to the noteholders. Demand notes may also include Municipal Securities subject to a Stand-By Commitment as described in the Prospectus. The interest rate on a demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Participation interests in variable rate demand notes will be purchased only if in the opinion of counsel interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

     Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Securities and the obligations of the issuers of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures imposing a moratorium on the payment of principal and interest or imposing other constraints or conditions on the payments of principal of and interest on Municipal Securities.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It may be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the ability of the Fund to pay "exempt interest" dividends may be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

ADDITIONAL RISKS OF LOWER RATED MUNICIPAL SECURITIES

     Additional risks of lower rated Municipal Securities include limited liquidity and secondary market support. As a result, the prices of lower rated Municipal Securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or lower rated Municipal Securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. Reduced liquidity could also create difficulties in accurately valuing such securities at certain times. The high yield, high risk bond market (these securities are commonly referred to as "junk bonds") has grown primarily during a period of long economic expansion and it is uncertain how it would perform during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield, high risk bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The Fund will take such actions as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer or any Municipal Security owned by the Fund or the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event. The Fund incurs additional expenditures in taking protective action with respect to Fund obligations in default and assets securing such obligations. Investment in lower rated Municipal Securities are not generally meant for short-term investment.

TEMPORARY INVESTMENTS


     The taxable securities in which the Fund may invest as temporary investments include United States Government securities, corporate bonds and debentures, domestic bank certificates of deposit and bankers' acceptances of domestic banks with assets of $500 million or more and having deposits insured by the Federal Deposit Insurance Corporation, commercial paper and repurchase agreements. The taxable securities are subject to the same rating requirements applicable to the Municipal Securities in which the Fund invests, including, in the case of unrated securities, that such obligations be in the opinion of the Adviser of comparable quality.


     United States Government securities include obligations issued or guaranteed as to principal and interest by the United States Government, its agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the United States Government, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the United States Government, (c) discretionary authority of the United States Government agency or instrumentality or (d) the credit of the instrumentality. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, Federal Land Banks, and the Farmer's Home Administration. The Fund may not invest in any security issued by a commercial bank unless the bank is organized and operating in the United States and has total assets of at least $500 million and is a member of the Federal Deposit Insurance Corporation.

REPURCHASE AGREEMENTS


     The Fund may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the Adviser under guidelines approved by the Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period and (c) expenses of enforcing its rights. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid security owned by the Fund, exceeds 10% of the value of its net assets. See "Investment Practices -- Repurchase Agreements" in the Prospectus for further information.


FUTURES CONTRACTS AND RELATED OPTIONS

FUTURES CONTRACTS

     A municipal bond futures contract is an agreement pursuant to which two parties agree to take and make delivery of an amount of cash equal to a specified dollar amount times the differences between The Bond Buyer Municipal Bond Index (the "Index") value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. The Index is a price-weighted measure of the market value of 40 large sized, recent issues of tax-exempt bonds.

     An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds or notes) at a specified future time and at a specified price.


     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit with its custodian in an account in the broker's name an amount of cash or liquid securities equal to not more than 5% of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.


     For example, when a Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund with attendant transaction costs.


     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or related options, the Fund could experience delays and/or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.


     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, the risk of market distortion, the illiquidity risk and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contact. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contract. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction judged over a very short time frame.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.


     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.



     The Fund will not enter into futures or options (except for closing transactions) for other than bona fide hedging purposes if immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the current fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. In order to minimize leverage in connection with the purchase of futures contracts by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the custodian.

OPTIONS ON FUTURES CONTRACTS


     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchase the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included in initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as the sale of a futures contract. The purchase of call options on futures contracts would be intended to serve the same purpose as the actual purchase of the futures contract.



RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS


     In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the level of the index or in the price of the underlying security, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.

ADDITIONAL RISKS OF FUTURES CONTRACTS AND RELATED OPTIONS

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.


INVESTMENT RESTRICTIONS


     The Fund has adopted the following restrictions which, along with its investment objective, may not be changed without approval by the vote of a majority of its outstanding voting shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present in person or by proxy at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. In addition to the fundamental investment limitations set forth in the Prospectus, a Fund shall not:


      1. Purchase or hold securities of any issuer if any of the Fund's officers or trustees, or officers or directors of its investment adviser, who beneficially owns more than 1/2% of the securities of that issuer, together own beneficially more than 5% of the securities of such issuer;


      2. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of an initial or maintenance margin in connection with futures contracts or related option transactions is not considered the purchase of a security on margin;

      3. Sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

      4. Make loans of money or securities to other persons except that the Fund may purchase or hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies;

      5. Invest in real estate or mortgage loans (but this shall not prevent the Fund from investing in Municipal Securities or Temporary Investments secured by real estate or interests therein); or in interests in oil, gas, or other mineral exploration or development programs; or in any security not payable in United States currency;

      6. Invest more than 10% of the value of its net assets in securities which are illiquid, including securities restricted as to disposition under the Securities Act of 1933 (except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission (the "SEC") under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act) and including repurchase agreements maturing in more than 7 days;

      7. Invest in securities of any one issuer with a record of less than 3 years of continuous operation, including predecessors, except obligations issued or guaranteed by the United States Government or its agencies or Municipal Securities (except that in the case of industrial revenue bonds, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid), if such investments by the Fund would exceed 5% of the value of its total assets (taken at market value), except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

      8. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of portfolio securities;

      9. Invest in securities other than Municipal Securities, Temporary Investments (as defined herein), stand-by commitments, futures contracts described in the next paragraph and options on such contracts or securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     10. Purchase or sell commodities or commodity contracts except that the Fund may purchase, hold and sell listed futures contracts related to U.S. Government securities, Municipal Securities or to an index of Municipal Securities;

     11. Invest more than 5% of its total assets at market value at the time of purchase in the securities of any one issuer (other than obligations of the United States Government or any agency or instrumentality thereof) except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     12. Borrow money, except that the Fund may borrow from banks to meet redemptions or for other temporary or emergency purposes, with such borrowing not to exceed 5% of the total assets of the Fund at market value at the time of borrowing. Any such borrowing may be secured provided that not more than 10% of the total assets of the Fund at market value at the time of pledging may be used as security for such borrowings;

     13. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to Municipal

Securities or governmental guarantees of Municipal Securities; and provided, further, that for the purpose of this limitation only, industrial development bonds that are considered to be issued by non-governmental users shall not be deemed to be Municipal Securities; and provided, further, that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act; or

     14. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover".

     Because of the nature of the securities in which the Fund may invest, the Fund may not invest in voting securities or invest for the purpose of exercising control or management. If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value will not constitute a violation of such restriction.

TRUSTEES AND OFFICERS


     The tables below list the trustees and officers of the Fund and other executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with VK/AC Holding, Inc. ("VKAC Holding"), Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC"), Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp."), Van Kampen American Capital Asset Management, Inc. ("Asset Management"), Van Kampen American Capital Distributors, Inc., the distributor of the Fund's shares (the "Distributor"), Van Kampen American Capital Advisors Corp., Van Kampen Merritt Equity Advisors Corp., Van Kampen American Capital Insurance Agency of Illinois, Inc., VK/AC System, Inc., Van Kampen American Capital Record Keeping Services, Inc., American Capital Contractual Services, Inc., Van Kampen American Capital Trust Company, Van Kampen American Capital Exchange Corporation, and ACCESS Investors Services Inc., the Fund's transfer agent ("ACCESS"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding the Van Kampen American Capital Exchange Fund).



                                    TRUSTEES



                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Richard M. DeMartini*.....................  President and Chief Operating Officer, Individual Asset
Two World Trade Center                      Management Group, a division of Morgan Stanley Dean
66th Floor                                  Witter & Co. Mr. DeMartini is a Director of InterCapital
New York, NY 10048                          Funds, Dean Witter Distributors, Inc. and Dean Witter
Date of Birth: 10/12/52                     Trust Company. Trustee of the TCW/DW Funds. Director of
                                            the National Healthcare Resources, Inc. Formerly Vice
                                            Chairman of the Board of the National Association of
                                            Securities Dealers, Inc. and Chairman of the Board of the
                                            Nasdaq Stock Market, Inc. Trustee/Director of each of the
                                            funds in the Fund Complex.
Linda Hutton Heagy........................  Co-Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board, The
                                            International House Board and the Women's Board of the
                                            University of Chicago. Trustee/Director of each of the
                                            funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services. Director of Illinois
Downers Grove, IL 60515                     Tool Works, Inc., a manufacturing company; the Urban
Date of Birth: 07/08/44                     Shopping Centers Inc., a retail mall management company;
                                            and Stone Container Corp., a paper manufacturing company.
                                            Trustee, University of Notre Dame. Formerly, President
                                            and Chief Executive Officer, Waste Management Inc., an
                                            environmental services company, and prior to that
                                            President and Chief Operating Officer, Waste Management
                                            Inc. Trustee/Director of each of the funds in the Fund
                                            Complex.
Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, and other open-end and closed-end funds advised
Date of Birth: 08/22/39                     by the Advisers or Van Kampen American Capital
                                            Management, Inc. Trustee/Director of each of the funds in
                                            the Fund Complex, and other open-end and closed-end funds
                                            advised by the Advisers or Van Kampen American Capital
                                            Management, Inc.


---------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Mr. DeMartini is an interested person of the Fund and the Advisers by reason of his position with Morgan Stanley Dean Witter & Co. and its affiliates.

                                    OFFICERS



     Messrs. McDonnell, Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Dennis J. McDonnell.........  President                     Executive Vice President and a Director of
  Date of Birth: 05/20/42                                   VKAC and VK/AC Holding, Inc. President,
                                                            Chief Operating Officer and a Director of
                                                            the Advisers, Van Kampen American Capital
                                                            Advisors, Inc., and Van Kampen American
                                                            Capital Management, Inc. President and a
                                                            Director of Van Kampen Merritt Equity
                                                            Advisors Corp. Prior to April of 1997, he
                                                            was a Director of Van Kampen Merritt Equity
                                                            Holdings Corp. Prior to September of 1996,
                                                            Mr. McDonnell was Chief Executive Officer
                                                            and Director of MCM Group, Inc., McCarthy,
                                                            Crisanti & Maffei, Inc. and Chairman and
                                                            Director of MCM Asia Pacific Company,
                                                            Limited and MCM (Europe) Limited. Prior to
                                                            November 1996, Executive Vice President and
                                                            a Director of VKAC Holding. Prior to July
                                                            of 1996, Mr. McDonnell was President, Chief
                                                            Operating Officer and Trustee of VSM Inc.
                                                            and VCJ Inc. President of each of the funds
                                                            in the Fund Complex. President, Chairman of
                                                            the Board and Trustee of other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Peter W. Hegel..............  Vice President                Executive Vice President of the Advisers,
  Date of Birth: 06/25/56                                   Van Kampen American Capital Management,
                                                            Inc. and Van Kampen American Capital
                                                            Advisors, Inc. Prior to July of 1996, Mr.
                                                            Hegel was a Director of VSM Inc. Prior to
                                                            September of 1996, he was a Director of
                                                            McCarthy, Crisanti & Maffei, Inc. Vice
                                                            President of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Curtis W. Morell............  Vice President and Chief      Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46     Accounting Officer            President and Chief Accounting Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Ronald A. Nyberg............  Vice President and Secretary  Executive Vice President, General Counsel,
  Date of Birth: 07/29/53                                   Secretary and Director of VKAC and VK/AC
                                                            Holding, Inc. Mr. Nyberg is also Executive
                                                            Vice President, General Counsel and a
                                                            Director of Van Kampen Merritt Equity
                                                            Holdings Corp. Executive Vice President,
                                                            General Counsel, Assistant Secretary and a
                                                            Director of the Advisers and the
                                                            Distributor, Van Kampen American Capital
                                                            Advisors, Inc., Van Kampen American Capital
                                                            Management, Inc., Van Kampen American
                                                            Capital Exchange Corporation, American
                                                            Capital Contractual Services, Inc. and Van
                                                            Kampen American Capital Trust Company.
                                                            Executive Vice President, General Counsel
                                                            and Assistant Secretary of ACCESS. Director
                                                            or officer of certain other subsidiaries of
                                                            VKAC. Prior to June of 1997, Director of
                                                            ICI Mutual Insurance Co., a provider of
                                                            insurance to members of the Investment
                                                            Company Institute. Prior to April of 1997,
                                                            he was Executive Vice President, General
                                                            Counsel and Director of Van Kampen Merritt
                                                            Equity Advisors Corp. Prior to July of
                                                            1996, Mr. Nyberg was Executive Vice
                                                            President and General Counsel of VSM Inc.
                                                            and Executive Vice President and General
                                                            Counsel of VCJ Inc. Prior to September of
                                                            1996, he was General Counsel of McCarthy,
                                                            Crisanti & Maffei, Inc. Vice President and
                                                            Secretary of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Alan T. Sachtleben..........  Vice President                Executive Vice President of the Advisers,
  Date of Birth: 04/20/42                                   Van Kampen American Capital Management,
                                                            Inc. and Van Kampen American Capital
                                                            Advisors, Inc. Vice President of each of
                                                            the funds in the Fund Complex and certain
                                                            other investment companies advised by the
                                                            Advisers or their affiliates.

Paul R. Wolkenberg..........  Vice President                Executive Vice President and Director of
  Date of Birth: 11/10/44                                   VKAC, and VK/AC Holding Inc. Executive Vice
                                                            President of the AC Adviser and the
                                                            Distributor. President and a Director of
                                                            ACCESS. President and Chief Operating
                                                            Officer of Van Kampen American Capital
                                                            Record Keeping Services, Inc. Vice
                                                            President of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Edward C. Wood III..........  Vice President and Chief      Senior Vice President of the Advisers and
  Date of Birth: 01/11/56     Financial Officer             Van Kampen American Capital Management,
                                                            Inc. Vice President and Chief Financial
                                                            Officer of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

John L. Sullivan............  Treasurer                     First Vice President of the Advisers.
  Date of Birth: 08/20/55                                   Treasurer of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Tanya M. Loden..............  Controller                    Vice President of the Advisers. Controller
  Date of Birth: 11/19/59                                   of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.

Nicholas Dalmaso............  Assistant Secretary           Vice President, Associate General Counsel
  Date of Birth: 03/01/65                                   and Assistant Secretary of VKAC. Vice
                                                            President, Associate General Counsel and
                                                            Assistant Secretary of the Advisers, the
                                                            Distributor, Van Kampen American Capital
                                                            Advisors, Inc. and Van Kampen American
                                                            Capital Management, Inc. Assistant
                                                            Secretary of each of the funds in the Fund
                                                            Complex and other investment companies
                                                            advised by the Advisers or the affiliates.

Huey P. Falgout, Jr.........  Assistant Secretary           Vice President and a Senior Attorney of
  Date of Birth: 11/15/63                                   VKAC. Vice President and Assistant
                                                            Secretary of the Advisers, the Distributor,
                                                            ACCESS, Van Kampen American Capital
                                                            Management, Inc., American Capital
                                                            Contractual Services, Inc., Van Kampen
                                                            American Capital Exchange Corporation and
                                                            Van Kampen American Capital Advisors, Inc.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Scott E. Martin.............  Assistant Secretary           Senior Vice President, Deputy General
  Date of Birth: 08/20/56                                   Counsel and Assistant Secretary of VKAC and
                                                            VKAC Holding, Inc. Senior Vice President,
                                                            Deputy General Counsel and Secretary of the
                                                            Advisers, the Distributor, ACCESS American
                                                            Capital Contractual Services, Inc., Van
                                                            Kampen American Capital Management, Inc.,
                                                            Van Kampen American Capital Exchange
                                                            Corporation, Van Kampen American Capital
                                                            Advisors, Inc., Van Kampen American Capital
                                                            Insurance Agency of Illinois, Inc., VKAC
                                                            System, Inc., Van Kampen American Capital
                                                            Record Keeping Services, Inc. and Van
                                                            Kampen Merritt Equity Advisors Corp. Prior
                                                            to April of 1997, Senior Vice President,
                                                            Deputy General Counsel and Secretary of Van
                                                            Kampen American Capital Services, Inc. and
                                                            Van Kampen Merritt Holdings Corp. Prior to
                                                            September of 1996, Mr. Martin was Deputy
                                                            General Counsel and Secretary of McCarthy,
                                                            Crisanti & Maffei, Inc., and prior to July
                                                            of 1996, he was Senior Vice President,
                                                            Deputy General Counsel and Secretary of VSM
                                                            Inc. and VCJ Inc. Assistant Secretary of
                                                            each of the funds in the Fund Complex and
                                                            other investment companies advised by the
                                                            Advisers or the affiliates.
Weston B. Wetherell.........  Assistant Secretary           Vice President, Associate General Counsel
  Date of Birth: 06/15/56                                   and Assistant Secretary of VKAC, the
                                                            Advisers, the Distributor, Van Kampen
                                                            American Capital Management, Inc. and Van
                                                            Kampen American Capital Advisors, Inc.
                                                            Prior to September of 1996, Mr. Wetherell
                                                            was Assistant Secretary of McCarthy,
                                                            Crisanti & Maffei, Inc. Assistant Secretary
                                                            of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.
Steven M. Hill..............  Assistant Treasurer           Vice President of the Advisers. Assistant
  Date of Birth: 10/16/64                                   Treasurer of each of the funds in the Fund
                                                            Complex and other investment companies
                                                            advised by the Advisers or the affiliates.
Michael Robert Sullivan.....  Assistant Controller          Assistant Vice President of the Advisers.
  Date of Birth: 03/30/33                                   Assistant Controller of each of the funds
                                                            in the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 64 operating funds in the Fund Complex. For purposes of the following compensation and benefits discussion, the Fund Complex is divided into the following three groups: the funds advised by Asset Management (the "AC Funds"), the funds advised by Advisory Corp. excluding funds organized as series of the Morgan Stanley Fund, Inc. (the "VK Funds") and the funds advised by Advisory Corp. organized as series of the Morgan Stanley Fund, Inc. (the "MS Funds"). Each trustee/director who is not an affiliated person of VKAC, the Advisers, the Distributor, ACCESS or Morgan Stanley Dean Witter & Co. (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The trustees recently reviewed and adopted a standardized compensation and benefits program for each fund in the Fund Complex. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the MS Funds) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the MS Funds) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     For each AC Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the AC Funds includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     For each VK Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from each VK Fund includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     For the period from July 2, 1997 up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the MS Funds was based generally on the compensation amounts and methodology used by such funds prior to their joining the current Fund Complex on July 2, 1997. Each trustee/director was elected as a director of the MS Funds on July 2, 1997. Prior to July 2, 1997, the MS Funds were part of another fund complex (the "Prior Complex") and the former directors of the MS Funds were paid an aggregate fee allocated among the funds in the Prior Complex that resulted in individual directors receiving total compensation between approximately $8,000 to $10,000 from the MS Funds during such funds' last fiscal year.



     The trustees/directors were subject to a voluntary aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. For the calendar year ended December 31, 1996, certain trustees/directors received aggregate compensation from the funds in the Fund Complex over $84,000 due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. In addition, each of Advisory Corp. or Asset Management, as the case may be, agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.



     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year. Asset Management had reimbursed each AC Fund for the expenses related to the retirement plan through December 31, 1996.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.



                               COMPENSATION TABLE



                                                                                           FUND COMPLEX
                                                                    ----------------------------------------------------------
                                                                         AGGREGATE            AGGREGATE             TOTAL
                         YEAR FIRST                                     PENSION OR        ESTIMATED MAXIMUM     COMPENSATION
                        APPOINTED OR      AGGREGATE COMPENSATION    RETIREMENT BENEFITS    ANNUAL BENEFITS     BEFORE DEFERRAL
                       ELECTED TO THE    BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF    FROM THE FUND UPON      FROM FUND
       NAME(1)              BOARD                FUND(2)                EXPENSES(3)         RETIREMENT(4)        COMPLEX(5)
       -------         --------------    ------------------------   -------------------   ------------------   ---------------
J. Miles Branagan*          1991                  $1,960                  $30,328              $60,000            $111,197
Linda Hutton Heagy*         1995                   1,960                    3,141               60,000             111,197
Dr. Roger Hilsman           1984                       0                   52,273               49,250                   0
R. Craig Kennedy*           1995                   1,960                    2,229               60,000             111,197
Donald C. Miller            1995                       0                   24,620               21,000                   0
Jack E. Nelson*             1995                   1,960                   15,820               60,000             104,322
Jerome L. Robinson          1995                   1,960                   32,020               15,750             107,947
Phillip B. Rooney*          1997                   1,470                        0               60,000              74,697
Dr. Fernando Sisto*         1984                   1,960                   60,208               60,000             111,197
Wayne W. Whalen*            1995                   1,960                   10,788               60,000             111,197
William S. Woodside         1986                       0                   61,936               49,250                   0


---------------

* Currently a member of the Board of Trustees. Mr. Phillip B. Rooney became a member of the Board of Trustees effective April 14, 1997 and thus does not have a full fiscal year of information to report.



(1) Persons not designated by an asterisk are not currently members of the Board of Trustees, but were members of the Board of Trustees during the Fund's most recently completed fiscal year. Mr. Robinson retired from the Board of Trustees on December 31, 1997. Messrs. Hilsman, Miller and Woodside retired from the Board of Trustees on December 31, 1996. Messrs. DeMartini and McDonnell, also trustees of the Fund during all or a portion of the Fund's last fiscal year, are not included in the compensation table because they are not eligible for compensation or retirement benefits from the Fund.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Fund's fiscal year ended November 30, 1997. The following trustees deferred compensation from the Fund during the fiscal year ended November 30, 1997: Mr. Branagan, $1,960; Ms. Heagy, $1,960; Mr. Kennedy, $980; Mr. Nelson, $1,960; Mr. Robinson, $1,960; Mr. Rooney, $980; Dr. Sisto, $980; and Mr. Whalen, $1,960. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of November 30, 1997 is as follows: Mr. Branagan, $2,825; Dr. Caruso, $6,437; Mr. Gaughan, $615; Ms. Heagy, $4,663; Mr. Kennedy, $2,958; Mr. Lipshie, $508; Mr. Miller, $2,913;
    Mr. Nelson, $5,438; Mr. Robinson, $5,376; Mr. Rooney, $975; Dr. Sisto, $3,214; Mr. Vernon, $837; and Mr. Whalen, $5,461. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits expected to be accrued by the operating investment companies in the Fund Complex for their respective fiscal years ended in 1997. The retirement plan is described above the Compensation Table.



(4) For Messrs. Hilsman, Miller, Robinson and Woodside, this is the sum of the actual annual benefits payable by the operating investment companies in the Fund Complex as of the date of their retirement for each year of the 10-year period since such trustee's retirement. For the remaining trustees, this is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1997 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1997. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $268,447 during the calendar year ended December 31, 1997.



     As of March 6, 1998, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc.


LEGAL COUNSEL

     Skadden, Arps, Slate, Meagher & Flom (Illinois).

INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment programs. The Adviser also furnishes at no cost to the Fund (except as noted herein) the services of sufficient executive and clerical personnel for the Fund as are necessary to prepare registration statements, prospectuses, shareholder reports, and notices and proxy solicitation materials. In addition, the Adviser furnishes at no cost to the Fund the services of the Fund's President, one or more Vice Presidents as needed, and a Secretary. Under the Advisory Agreement, the Fund bears the cost of its accounting services, which includes maintaining its financial books and records and calculating its daily net asset value. The costs of such accounting services include the salaries and overhead expenses of a Treasurer or other principal financial officer and the personnel operating under his direction. Charges are allocated among the investment companies advised or sub-advised by the Adviser. A portion of these amounts will be paid to the Adviser or its parent in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund. The services provided by the Adviser are at cost. The Fund also pays service fees, distribution fees, custodian fees, legal and auditing fees, the costs of reports to shareholders and all other ordinary expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted in good faith without negligence or misconduct.


     Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the Fund at an annual rate of 0.60% of the first $300 million of aggregate average net assets, 0.55% of the next $300 million of aggregate average net assets and 0.50% of aggregate average net assets in excess of $600 million.

     The Adviser has entered into a subadvisory agreement (the "Subadvisory Agreement") with the Subadviser to assist it in performing its investment advisory function with respect to the Fund. Pursuant to the Subadvisory Agreement, the Subadviser receives a fee payable monthly computed on average daily net assets of the Fund at an annual rate of 0.40% of the first $20 million of average daily net assets, 0.25% of the next $30 million of average daily net assets and 0.15% of the excess over $50 million.

     The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets for each business day during a given calendar month. Such fees are payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority-owned subsidiary of VK/AC Holding, Inc., in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses incurred by such subsidiary of VK/AC Holding, Inc. in connection with obtaining such payments. The Adviser shall use its best efforts to recapture all available tender solicitation fees and exchange offer fees in connection with each of the Fund's transactions and shall advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible under applicable laws for the Adviser or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc. to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.



     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed 0.95% of the average daily net assets, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses do not include (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement, (4) payments made by the Fund pursuant to the distribution plans, and
(5) insurance premiums paid by the Fund to insure the timely payment of principal and interest on its portfolio obligations.


     For the period ended December 1, 1987 to March 31, 1990, in addition to the contractual expense limitation, the Adviser elected to reimburse the Fund for all ordinary business expenses, exclusive of taxes and interest, in excess of 0.85% of the average daily net assets.


     The following table shows expenses payable under the Advisory Agreement during the fiscal years ending November 30, 1995, 1996 and 1997.



                     FISCAL YEAR ENDING
                         11/30/95:
                     ------------------
Gross Advisory Fees                                           $3,906,255
Accounting Services                                           $  158,098
Contractual Expense Reimbursement                             $    8,371
                     FISCAL YEAR ENDING
                         11/30/96:
------------------------------------------------------------
Gross Advisory Fees                                           $4,757,392
Accounting Services                                           $  208,513
Voluntary Expense Reimbursement                               $   17,000
                     FISCAL YEAR ENDING
                         11/30/97:
------------------------------------------------------------
Gross Advisory Fees                                           $5,728,036
Accounting Services                                           $  240,529
Voluntary Expense Reimbursement                               $    1,500



     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Trust's outstanding voting securities, and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

DISTRIBUTOR


     The Distributor acts as the principal underwriter of the shares of the Fund pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs, including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below. Advantage Capital Corporation is a former affiliated dealer of the Fund.



                                                                                      DEALER REALLOWANCES
                                                                        AMOUNTS           RECEIVED BY
                                                TOTAL UNDERWRITING      RETAINED       ADVANTAGE CAPITAL
                                                   COMMISSIONS       BY DISTRIBUTOR       CORPORATION
                                                ------------------   --------------   -------------------
Fiscal Year Ended November 30, 1995..........       $3,369,458          $399,162           $173,684
Fiscal Year Ended November 30, 1996..........       $5,191,191          $ 87,095           $    N/A
Fiscal Year Ended November 30, 1997..........       $5,273,143          $659,053                N/A


DISTRIBUTION AND SERVICE PLANS

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     For the fiscal year ending November 30, 1997, the Fund's aggregate expenses under the Class A Plan were $1,608,424, or 0.25% of the Class A shares' average net assets. For the fiscal year ended November 30, 1997, the Fund's aggregate expenses under the Class B Plan were $3,474,149, or 1.00%, of the Class B shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $2,605,812 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B shares of the Fund and $854,404 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Plan. For the fiscal year ended November 30, 1997, the Fund's aggregate expenses under the Class C Plan were $591,365, or 1.00% of the Class C shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $289,757 for the commissions and transactions fees paid to financial intermediaries in respect of sales of Class C shares of the Fund and $301,892 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plan.


TRANSFER AGENT


     During the fiscal years ended November 30, 1995, 1996 and 1997, ACCESS, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating $648,335, $728,605 and $643,878, respectively, for these services. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisers are responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of any commissions, if any, paid on such transactions. As most transactions made by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs except for commissions paid with respect to transactions in future contracts and options. Fund securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include the spread between the bid and asked price. Sales to dealers are effected at bid prices.

     The Advisers are responsible for placing portfolio transactions and do so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating commissions, the Advisers consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, consideration may be given to firms which also provide research services to the Fund or the Advisers. No specific value can be assigned to such research services which are furnished without cost to the Advisers. The investment advisory fee is not reduced as a result of the Advisers' receipt of such research services. Services provided may include (a) furnishing advice as to the value of the securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of the accounts, and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisers in servicing all of their advisory accounts; not all of such services may be used by the Advisers in connection with the Fund.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution of such other policies as the Trustees may determine, the Advisers may consider sales of shares of the Fund as a factor in the selection of firms to execute portfolio transactions for the Fund.

     The Advisers place portfolio transactions for other advisory accounts including other investment companies. The Advisers seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Advisers are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.


     During the year ended November 30, 1997, the Fund did not pay brokerage commissions on transactions to brokers selected primarily on the basis of research services provided to the Adviser.



     Prior to December 20, 1994, certain brokers were considered affiliated persons of the Adviser's former parent, The Travelers Inc. Such affiliated persons included Smith Barney Inc. ("Smith Barney") and Robinson Humphrey, Inc. ("Robinson Humphrey"). Effective December 20, 1994, Smith Barney and Robinson Humphrey ceased to be affiliates of the Adviser. Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. ("Dean Witter") became an affiliate of the Adviser. The negotiated commission paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.



     The Fund paid the following commissions to these brokers during the periods shown:



                                                                       AFFILIATED BROKERS
                                                             ---------------------------------------
                                                               MORGAN      DEAN    SMITH    ROBINSON
                                                   BROKERS    STANLEY     WITTER   BARNEY   HUMPHREY
                                                   -------   ----------   ------   ------   --------
Fiscal year 1995.................................  $38,053      N/A        N/A     $    0       0
Fiscal year 1996.................................  $     0      N/A        N/A        N/A     N/A
Fiscal year 1997.................................  $ 6,200        0          0        N/A     N/A
Fiscal year 1997 Percentages:
  Commissions with affiliate to total
     commissions.................................        0      N/A        N/A        N/A     N/A
  Value of brokerage transactions with affiliate
     to total transactions.......................        0      N/A        N/A        N/A     N/A


DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of the Fund is computed by dividing the value of all securities held by the Fund plus other assets, less liabilities (including accrued expenses), by the number of shares outstanding. Such computation is made as of the close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) on each business day on which the Exchange is open.

     Each Fund's investments in bonds are valued by an independent pricing service ("Service"). When, in the judgment of the Service, quoted bid prices for bonds are readily available and are representative of the bid side of the market, these bonds are valued at such quoted bid prices (as obtained by the Service from dealers in such securities). Other bonds are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. Options are valued at the last sale price or, if no sales are reported, at the mean between the bid and asked prices. Any bonds which are not valued by the independent pricing service would be valued at fair value using methods determined in good faith by the Trustees. Expenses and fees, including the investment advisory fee are accrued daily and taken into account for the purpose of determining the net asset value of shares of each Fund. Short-term instruments having remaining maturities of 60 days or less are valued at amortized cost.

     The assets belonging to the Class A shares, the Class B shares and the Class C shares of the Fund will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class.

PURCHASE AND REDEMPTION OF SHARES


     The following information supplements the section in the Fund's Prospectus captioned "Purchase of Shares."



CLASS A SHARES -- REDUCED SALES CHARGE



     THE DEALER MUST NOTIFY THE DISTRIBUTOR AT THE TIME AN ORDER IS PLACED FOR A PURCHASE WHICH WOULD QUALIFY FOR THE REDUCED CHARGE ON THE BASIS OF PREVIOUS PURCHASES. SIMILAR NOTIFICATION MUST BE MADE IN WRITING WHEN SUCH AN ORDER IS PLACED BY MAIL. The reduced sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied should a review of the records of the Distributor or ACCESS fail to confirm the representations concerning the investor's holdings.


LETTER OF INTENT


     The Fund will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by ACCESS in the name of the shareholder. The Letter of Intent does not obligate the investor to purchase the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between sales charges otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the investor in shares of the Fund, the amount of excess sales charges, if any, paid during the 13-month period.


REDEMPTION OF SHARES

     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practical for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

CONTINGENT DEFERRED SALES CHARGE -- CLASS A


     For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares held the longest are the first to be redeemed.



WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC -- CLASS B AND C")


     As described in the Prospectus under "Purchase of Shares," redemption of Class B shares and Class C shares will be subject to a CDSC. The CDSC -- Class B and C may be waived on redemptions of Class B shares and Class C shares in the circumstances described below:

     (a) Redemption Upon Disability or Death

     The Fund will waive the CDSC -- Class B and C on redemptions following the death or disability of a Class B shareholder or Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC -- Class B and C.

     In cases of disability or death, the CDSC -- Class B or C will be waived where the descendent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC -- Class B or C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

     (b) Redemption in Connection with Certain Distributions from Retirement
         Plans


     The Fund will waive the CDSC -- Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge may be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more Participating Funds (as defined in the Prospectus); in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any CDSC -- Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


     The Fund does not intend to waive the CDSC -- Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

     (c) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

     A shareholder may elect to participate in a systematic withdrawal plan (the "Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC -- Class B and C will be waived on redemptions made under the Plan.


     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC -- Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.


     (d) Involuntary Redemptions of Shares in Accounts That Do Not Have the Required Minimum Balance


     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC -- Class B and C upon such involuntary redemption.

     (e) Reinvestment of Redemption Proceeds in Shares of the Same Trust Within 180 Days After Redemption



     A shareholder who has redeemed Class C shares of a Trust may reinvest at net asset value, with credit for any CDSC -- Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC -- Class C to subsequent redemptions.


     (f) Redemption by Adviser

     The Fund may waive the CDSC -- Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

EXCHANGE PRIVILEGE

     The following supplements the discussion of "Shareholder
Services -- Exchange Privilege" in the Prospectus:

     By use of the exchange privilege, the investor authorizes ACCESS to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by ACCESS to be genuine. Van Kampen American Capital and its subsidiaries, including ACCESS, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen American Capital, ACCESS nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Van Kampen American Capital, ACCESS and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.

     For purposes of determining the sales charge rate previously paid on Class A shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

     Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

     A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund.

CHECK WRITING PRIVILEGE

     To establish the check writing privilege for Class A shares, a shareholder must complete the appropriate section of the application and the Authorization for Redemption form and return both documents to ACCESS before checks will be issued. All signatures on the authorization card must be guaranteed if any of the signators are persons not referenced in the account registration or if more than 30 days have elapsed since ACCESS established the account on its records. Moreover, if the shareholder is a corporation, partnership, trust, fiduciary, executor or administrator, the appropriate documents appointing authorized signers (corporate resolutions, partnership or trust agreements) must accompany the authorization card. The documents must be certified in original form, and the certificates must be dated within 60 days of their receipt by ACCESS.

     The privilege does not carry over to accounts established through exchanges or transfers. It must be requested separately for each fund account.

TAX STATUS OF THE FUND


     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund will be subject to tax if, among other things, it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.


FUND PERFORMANCE


     The Fund's average annual total return (computed in the manner described in the Prospectus) for Class A shares of the Fund for (i) the one year period ended November 30, 1997 was 4.38%, (ii) the five year period ended November 30, 1997 was 6.95%, and (iii) the ten year period ended November 30, 1997 was 7.81%. Results from inception through April 1, 1990, reflect expense reimbursement described under "Investment Advisory Agreement." The Fund's average annual total return (computed in the manner described in the Prospectus) for Class B shares of the Fund for (i) the one year period ended November 30, 1997 was 4.82%, (ii) the five year period ended November 30, 1997 was 6.95%, and (iii) the five year, four month period since July 20, 1997, the commencement of distribution for Class B shares of the Fund, through November 30, 1997 was 6.95%. The Fund's average annual total return (computed in the manner described in the Prospectus) for Class C shares of the Fund for (i) the one year period ended November 30, 1997 was 7.82% and (ii) the three year, 11 1/2 month period since December 10, 1993, the commencement of distribution for Class C shares of the Fund, through November 30, 1997 was 6.51%. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objectives and policies as well as the risks incurred in the Fund's investment practices.



     The following chart lists the Fund's yield and tax equivalent yield for the 30-day period ending November 30, 1997.



                                                        CLASS A    CLASS B    CLASS C
                                                        -------    -------    -------
SEC yield                                                5.31%      4.82%      4.83%
Tax-equivalent yield                                     8.30%      7.53%      7.55%


     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, Fund maturity and the Fund's expenses.


     Yield and total return are calculated separately for Class A shares, Class B shares and Class C shares.



     The Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return. Such illustrations may be in the form of charts or graphs and will not be based on historical returns experienced by the Fund.

OTHER INFORMATION


     CUSTODY OF ASSETS -- All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolios, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian.


     SHAREHOLDER REPORTS -- Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.


     INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 200 East Randolph Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.

RATINGS OF INVESTMENTS

RATINGS OF MUNICIPAL BONDS

DESCRIPTIONS OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") MUNICIPAL BOND
RATINGS:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


     Baa -- Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.



     Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



     Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:



          1. An application for rating was not received or accepted.



        2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.



          3. There is a lack of essential data pertaining to the issue or issuer.



          4. The issue was privately placed, in which case the rating is not published in Moody's publications.



     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis: if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.



     Short-term Notes: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk but having protection...and not distinctly or predominantly speculative."


     Beginning in 1985, Moody's started new rating categories for variable rate demand obligations ("VRDO's"). VRDO's receive two ratings. The first rating, depending on the maturity of the VRDO, is assigned either a bond or MIG rating which represents an evaluation of the risk associated with scheduled principal and interest payments. The second rating, designated as "VMIG," represents an evaluation of the degree of risk associated with the demand feature. The new VRDO's demand feature ratings and symbols are:

     VMIG 1: strong protection by established cash flows, superior liquidity support, demonstrated access to the market for refinancing.

     VMIG 2: ample margins of protection, high quality.

     VMIG 3: favorable quality, liquidity and cash flow protection may be narrow, market access for refinancing may be less well established.

     VMIG 4: adequate quality, not predominantly speculative but there is risk.

DESCRIPTIONS OF MOODY'S COMMERCIAL PAPER RATINGS:

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

          Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

          Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

          Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S MUNICIPAL ("S&P") DEBT RATINGS:

     A S&P's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources S&P considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

     The ratings are based, in varying degrees, on the following considerations:

         I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

        II. Nature of and provisions of the obligation;

       III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

      AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

       AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

         A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

      BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.


     Speculative Grade



     BB, B,


     CCC,


     CC, C Debts rated "BB", "B", "CCC", "CC" or "C" are regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



       BB Debt rated "BB" is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.



         B Debt rated "B" is more vulnerable to default than debts rated "BB" but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.



      CCC Debt rated "CCC" is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

       CC Debt rating "CC" is currently highly vulnerable to nonpayment. The rating "CC" is also used for debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.



         C The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but debt service payments are continued. The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.



         D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if debt service payments are jeopardized.


        CI This rating is reserved for income bonds on which no interest is being paid.


Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


     NR Not rated. (No ranking because of insufficient data or because the stock is not amenable to the ranking process.)


     A S&P Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

     A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

       A-1 This designation indicates that the degree of safety regarding timely payment is very strong.

       A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

       A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

     The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to S&P by the issuer and obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

     S&P ratings of certain municipal note issues with a maturity of less than three years are:

     SP-1 A very strong, or strong, capacity to pay principal and interest.
          Issues that possess overwhelming safety characteristics will be given a "+" designation.

     SP-2 A satisfactory capacity to pay principal and interest.

     SP-3 A speculative capacity to pay principal and interest.

S&P may continue to rate note issues with a maturity greater than three years in accordance with the same rating scale currently employed for municipal bond ratings.

     S&P assigns dual ratings to all long-term debt issues that have a demand or put feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses the demand feature alone. Long-term debt rating symbols are used for the long-term maturity and commercial paper rating symbols are used for the put option (for example, AAA/A-1+). For demand notes, S&P's note rating symbols are used with the commercial paper symbols (for example, SP-1+/a-1+).

     Rating criteria described in the Prospectus are applied on the basis of the highest rating applicable to the Municipal Security. This applies to split rated securities (i.e. different ratings by Moody's and S&P) and dual rated securities as described above.

                       Report of Independent Accountants


To the Shareholders and Board of Trustees of Van Kampen American Capital High Yield Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital High Yield Municipal Fund (the "Fund"), a series of the Van Kampen American Capital Tax-Exempt Trust, at November 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Chicago, Illinois
January 12, 1998

                            Portfolio of Investments

                               November 30, 1997

------------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                                                 Coupon     Maturity    Market Value
-------------------------------------------------------------------------------------------------------------------------
         Municipal Bonds 99.4%
         Alabama 0.3%
$   750  Vincent, AL Indl Dev Brd Shelby Motel Group Inc Proj....................    10.500%    09/01/16    $    764,812
  2,500  West Jefferson Cnty, AL Amusement & Pub Pk Auth First Mtg
         Visionland Proj. .......................................................     8.000     12/01/26       2,594,425
                                                                                                            ------------
                                                                                                               3,359,237
                                                                                                             -----------
         Alaska 0.8%
  3,000  Alaska St Hsg Fin Corp Amt Hsg Dev Ser B................................     5.800     12/01/29       3,029,460
  2,250  Seward, AK Rev AK Sealife Cent Proj.....................................     7.650     10/01/16       2,389,388
  5,000  Valdez, AK Marine Terminal Rev BP Pipelines Inc.........................     5.850     08/01/25       5,133,100
                                                                                                             -----------
                                                                                                              10,551,948
                                                                                                             -----------
         Arizona 1.8%
  1,220  Casa Grande, AZ Indl Dev Auth Rfdg......................................     8.250     12/01/15       1,315,392
  2,880  Chandler, AZ Indl Dev Auth Rev Chandler Financial Cent
         Proj Ser 1986 (c).......................................................     9.875     12/01/16       2,448,291
  3,000  Maricopa Cnty, AZ Indl Dev Auth Sr Living Fac Rev.......................     7.750     04/01/15       3,126,690
  1,300  McDowell, AZ Mountain Ranch Cmnty Fac Dist..............................     6.500     07/15/22       1,317,784
  1,112  Peoria, AZ Indl Dev Auth Sierra Winds Life Care Cmnty Proj (Var
         Rate Cpn)...............................................................     6.500     11/01/17       1,093,052
  2,750  Pima Cnty, AZ Indl Dev Auth Indl Rev Amt Tucson Elec Pwr Co
         Ser A...................................................................     6.100     09/01/25       2,788,390
  4,500  Pima Cnty, AZ Indl Dev Auth Indl Rev Tucson Elec Pwr Co Proj
         Ser B...................................................................     6.000     09/01/29       4,560,525
  2,000  Pima Cnty, AZ Indl Dev Auth Rev La Posada at Park Cent Ser A............     7.000     05/15/27       2,082,000
  1,025  Pinal Cnty, AZ Indl Dev Auth Casa Grande Regl Med Cent Proj Ser A.......     8.125     12/01/22       1,097,549
    475  Pinal Cnty, AZ Indl Dev Auth Casa Grande Regl Med Cent Proj Ser B.......     8.125     12/01/22         508,620
  1,035  Scottsdale, AZ Indl Dev Auth Rev First Mtg Westminster Village
         Rfdg Ser A..............................................................     8.000     06/01/11       1,139,276
  2,000  Scottsdale, AZ Indl Dev Auth Rev First Mtg Westminster Village
         Rfdg Ser A..............................................................     8.250     06/01/15       2,218,240
                                                                                                             -----------
                                                                                                              23,695,809
                                                                                                             -----------
         Arkansas 0.4%
    500  Fayetteville, AR Pub Fac Brd Rev Butterfield Trail Village Proj B
         (Prerefunded @ 09/01/99)................................................     9.500     09/01/14         554,245
  4,420  Jackson Cnty, AR Hlth Care Fac Brd First Mtg Hosp Rev Newport
         Hosp & Clinic Inc.......................................................     7.375     11/01/11       4,455,139
                                                                                                             -----------
                                                                                                               5,009,384
                                                                                                             -----------
         California 7.7%
  1,000  Brentwood, CA Impt Bond Act 1915 (a)....................................     6.000     09/02/27         991,660
  1,210  California Edl Fac Auth Rev Pacific Graduate Sch of Psych...............     7.600     11/01/21       1,261,909
  2,385  California Edl Fac Auth Rev Pacific Graduate Sch of Psych...............     8.000     11/01/21       2,572,485
  5,205  California St Veterans Bonds Ser AY (b).................................     7.375     04/01/19       5,217,856
 15,500  California Statewide Cmntys Dev Auth Spl Fac United Airls...............     5.625     10/01/34      15,341,590
 15,000  California Statewide Cmntys Dev Auth Spl Fac United Airls Ser A.........     5.700     10/01/33      15,062,850
  1,000  Capistrano, CA Uni Sch Dist Cmnty Fac Dist Spl Tax......................     7.100     09/01/21       1,089,070

                                               See Notes to Financial Statements

                               November 30, 1997

-----------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon     Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          California (Continued)
$  2,000  Corona, CA Ctfs Partn Vista Hosp Sys Inc Ser B..........................   9.500%     07/01/20    $  2,367,540
   2,500  Corona, CA Ctfs Partn Vista Hosp Sys Inc Ser C..........................   8.375      07/01/11       2,759,050
   1,500  Davis, CA Pub Fac Fin Auth Local Agy Rev................................   6.600      09/01/25       1,561,215
   1,300  Emeryville, CA Impt Bond Act 1915 Assmt Dist 93-1
          East Baybridge..........................................................   7.300      09/02/21       1,365,507
   1,000  Folsom, CA Pub Fin Auth Ser A...........................................   6.875      09/02/19       1,030,600
   1,500  Folsom, CA Spl Tax Cmnty Fac Dist No 7 Rfdg.............................   7.250      09/01/21       1,614,165
   2,795  Fresno, CA Ctfs Partn...................................................   8.500      05/01/16       2,977,570
   1,000  Indio, CA Pub Fin Auth Rev Tax Increment................................   6.500      08/15/27       1,018,490
   4,000  Lake Elsinore, CA Pub Fin Auth Local Agy Rev............................   7.100      09/01/20       4,267,480
   1,500  Los Angeles, CA Cmnty Fac Dist Spl Tax No. 3 Cascades
          Business Park...........................................................   6.400      09/01/22       1,515,870
   3,500  Millbrae, CA Residential Fac Rev Magnolia of Millbrae Proj Ser A........   7.375      09/01/27       3,525,585
   1,000  Moreno Vly, CA Spl Tax Towngate Cmnty Fac Dist 87-1.....................   7.125      10/01/23       1,058,840
   1,530  Norco, CA Swr & Wtr Rev Rfdg............................................   7.200      10/01/19       1,684,683
   2,000  Perris, CA Pub Fin Auth Loc Agy Rev Ser D...............................   7.875      09/01/25       2,232,420
   1,500  Rancho Cucamonga, CA Cmnty Fac Dist Spl Tax No 88-2.....................   8.250      09/01/19       1,681,860
     100  Rancho Cucamonga, CA Cmnty Fac Dist Spl Tax No 88-2.....................   8.000      09/01/20         110,408
   3,000  Reedley, CA Ctfs Partn..................................................   7.500      10/01/26       3,199,170
   3,105  Richmond, CA Redev Agy Multi-Family Rev Ser A...........................   7.500      09/01/23       3,124,220
   7,500  Riverside Cnty, CA Air Force Village West Inc Ser A Rfdg................   8.125      06/15/20       8,148,525
   2,000  Sacramento, CA Spl Tax Cmnty Fac Dist No 97-1 Ser A.....................   6.700      09/01/17       2,012,520
   2,000  Sacramento, CA Spl Tax Cmnty Fac Dist No 97-1 Ser A.....................   6.750      09/01/27       2,011,060
   3,000  San Bernardino, CA Hosp Rev San Bernardino Cmnty Hosp Rfdg..............   7.875      12/01/19       3,151,800
   1,900  San Luis Obispo, CA Ctfs Partn Vista Hosp Sys Inc.......................   8.375      07/01/29       1,973,321
   3,000  Santa Ana, CA Cmnty Redev Agy Tax Alloc Ser B Rfdg......................   7.500      09/01/16       3,182,040
   1,000  Santa Rosa, CA Impt Bond Act 1915 Fountaingrove Prkwy
          Extension Assmt.........................................................   7.625      09/02/19       1,033,650
                                                                                                            ------------
                                                                                                             100,145,009
                                                                                                            ------------
          Colorado 4.3%
   1,000  Arrowhead Metro Dist CO.................................................   8.125      12/01/11       1,078,900
   1,060  Berry Creek Metro Dist CO Rfdg..........................................   7.300      12/01/12       1,156,068
   2,400  Bowles Metro Dist CO GO.................................................   7.750      12/01/15       2,534,496
   2,250  Colorado Hlth Fac Auth Rev Baptist Home Assn Ser A......................   6.375      08/15/24       2,261,700
   1,300  Colorado Hlth Fac Auth Rev Sr Living Fac Eaton Terrace A................   6.800      07/01/09       1,313,910
   3,250  Colorado Hlth Fac Auth Rev Sr Living Fac Eaton Terrace A................   7.250      07/01/22       3,323,840
   1,500  Colorado Hlth Fac Auth Rev Christian Living Campus Proj.................   9.000      01/01/25       1,756,995
   2,000  Colorado Hlth Fac Auth Rev Shalom Park Proj Rfdg & Impt.................   7.250      12/15/25       2,056,580
   1,250  Cordillera Metro Dist CO Eagle Cnty.....................................   8.250      12/01/13       1,408,175
   3,000  Cottonwood Wtr & Sanitation Dist CO Ser A Rfdg..........................   7.750      12/01/20       3,184,200
   1,055  Denver, CO City & Cnty Indl Dev Rev Jewish Cmnty Cent Proj..............   7.375      03/01/09       1,185,999
   1,130  Denver, CO City & Cnty Indl Dev Rev Jewish Cmnty Cent Proj..............   7.500      03/01/14       1,256,628
     815  Denver, CO City & Cnty Indl Dev Rev Jewish Cmnty Cent Proj..............   7.875      03/01/19         913,077

                                               See Notes to Financial Statements

                               November 30, 1997

-----------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon     Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          Colorado (Continued)
$  2,295  Denver, CO City & Cnty Single Family Mtg Rev Ser A
          (GNMA Collateralized)..................................................    8.125%     12/01/20      $2,375,050
   1,895  Denver, CO Urban Renewal Auth Tax Increment Rev
          South Bdwy/Montgomery Ward.............................................    8.500      05/01/16       2,098,333
   2,000  Eagle Cnty, CO Air Term Corp Rev Arpt Term Proj........................    7.500      05/01/21       2,150,740
   1,000  Eaglebend, CO Affordable Hsg Corp Multi-Family Rev Hsg Proj............    6.200      07/01/12       1,009,810
   1,735  Eaglebend, CO Affordable Hsg Corp Multi-Family Rev Hsg Proj............    6.400      07/01/17       1,751,830
   1,500  Eaglebend, CO Affordable Hsg Corp Multi-Family Rev Hsg Proj............    6.450      07/01/21       1,514,520
   4,000  Fairlake Metro Dist City & Cnty of Denver, CO..........................    9.625      12/01/10       4,554,160
   2,500  Hyland Hills, CO Metro Park & Recreation Dist Spl Rev Ser A
          (Prerefunded @ 12/15/02)...............................................    8.625      12/15/12       3,019,300
   1,000  Landmark Metro Dist CO (Prerefunded @ 06/01/00)........................    8.750      12/01/05       1,051,640
   3,000  Mountain Village Metro Dist CO San Miguel Cnty Rfdg
          (Prerefunded @ 12/01/98)...............................................   11.000      12/01/07       3,266,700
   4,300  Northern Metro Dist CO Adams Cnty Rfdg.................................    6.500      12/01/16       4,356,115
     500  Panorama Metro Dist CO Ser B Rfdg (Prerefunded @ 12/01/99).............    9.000      12/01/09         551,635
     147  Skyland Metro Dist CO Gunnison Cnty Rfdg (Var Rate Cpn)................    4.000      12/01/08         104,835
     750  Snowmass Village, CO Multi-Family Hsg Rev Ser A Rfdg...................    8.000      09/01/14         786,120
     660  Superior, CO Metro Dist No 2 Ser A Rfdg................................    7.250      12/01/02         693,660
     840  Superior, CO Metro Dist No 2 Ser A Rfdg................................    7.750      12/01/13         913,794
     650  Telluride, CO Hsg Auth Hsg Rev.........................................    9.100      06/01/01         673,452
   2,000  Telluride, CO Hsg Auth Hsg Rev Shandoka Apartments Proj Rfdg...........    7.875      06/01/17       2,133,040
                                                                                                             -----------
                                                                                                              56,435,302
                                                                                                             -----------
          Connecticut  2.6%
   1,000  Connecticut St Dev Auth Mystic Marinelife Aquar Proj A.................    7.000        12/01/27     1,059,380
   2,275  Connecticut St Dev Auth First Mtg Gross Rev Hlthcare Proj
          CT Baptist Homes Inc Proj..............................................    8.750        09/01/12     2,556,895
   1,500  Connecticut St Dev Auth First Mtg Gross Rev Hlthcare Proj
          CT Baptist Homes Inc Proj..............................................    9.000        09/01/22     1,701,150
   1,225  Connecticut St Dev Auth Hlthcare Rev Independent Living Proj
          Ser B..................................................................    8.000        07/01/17     1,315,625
   1,885  Connecticut St Dev Auth Hlthcare Rev Jerome Home Proj..................    8.000        11/01/19     1,990,428
   2,000  Connecticut St Hlth & Edl Fac Auth Rev.................................    6.875        07/01/27     2,102,340
   2,500  Connecticut St Hlth & Edl Fac Auth Rev Tolland Cnty Hlthcare Inc
          Ser A..................................................................    9.200        07/01/21     2,826,175
   2,760  Connecticut St Hsg Fin Auth............................................    5.850        11/15/28     2,807,472
   5,000  Greenwich, CT Hsg Auth Multi-Family Rev Hsg Greenwich Close
          Ser A..................................................................    6.350        09/01/27     5,044,050
   1,500  Greenwich, CT Hsg Auth Multi-Family Rev Hsg Greenwich Close
          Ser B..................................................................    7.500        09/01/27     1,504,110
   1,520  Manchester, CT Redev Agy Multi-Family Mtg Rev Bennet Hsg
          Dev Rfdg...............................................................    7.200        12/01/18     1,624,090
   5,000  Mashantucket Western Pequot Tribe CT Spl Rev Ser B, 144-A (e)..........    5.750        09/01/27     5,044,600
   1,365  New Haven, CT Fac Rev Easter Seal Goodwill Rehab Proj..................    8.875        04/01/16     1,282,964
   2,335  New Haven, CT Indl Fac Rev Adj Govt Cent Thermal Energies..............    7.250        07/01/09     2,339,600
                                                                                                             -----------
                                                                                                              33,198,879
                                                                                                             -----------

                                               See Notes to Financial Statements

                               November 30, 1997


------------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon     Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          Delaware  0.6%
$  2,530  Delaware St Econ Dev Auth Indl Dev Rev First Mtg Dover
          Hlthcare Rfdg............................................................   7.875%    04/01/08      $2,696,777
     400  Delaware St Econ Dev Auth Rev First Mtg Gilpin Hall Proj.................   7.375     07/01/15         422,000
   2,800  Delaware St Econ Dev Auth Rev First Mtg Gilpin Hall Proj.................   7.625     07/01/25       2,952,292
     965  Delaware St Econ Dev Auth Rev Osteopathic Hosp Assn of DE Ser A
          (Prerefunded @ 07/01/04).................................................   9.500     01/01/22       1,185,881
     300  Wilmington, DE Hosp Rev Osteopathic Hosp Assn of DE/Riverside
          Hosp Ser A (Prerefunded @ 10/01/98)......................................  10.000     10/01/03         320,610
     500  Wilmington, DE Hosp Rev Osteopathic Hosp Assn of DE/Riverside
          Hosp Ser A (Prerefunded @ 10/01/98)......................................  10.200     10/01/18         535,025
                                                                                                               ---------
                                                                                                               8,112,585
                                                                                                               ---------
          District of Columbia  0.3%
   3,500  District of Columbia Rev Natl Pub Radio Ser A............................   7.700     01/01/23       3,785,705
                                                                                                               ---------

          Florida  7.5%
   1,000  Atlantic Beach, FL Rev Fleet Landing Proj Ser A Rfdg & Impt..............   7.500     10/01/02       1,051,200
   2,085  Atlantic Beach, FL Rev Fleet Landing Proj Ser A Rfdg & Impt..............   7.875     10/01/08       2,358,489
   1,500  Bay Cnty, FL Hosp Sys Rev Bay Med Cent Proj Rfdg
          (Prerefunded @ 10/01/04).................................................   8.000     10/01/12       1,792,530
     500  Bay Cnty, FL Hosp Sys Rev Bay Med Cent Proj Rfdg
          (Prerefunded @ 10/01/04).................................................   8.000     10/01/19         611,895
   1,500  Bobcat Trail Cmnty, FL Dev Dist Cap Impt Rev.............................   6.750     05/01/04       1,506,330
   1,300  Bobcat Trail Cmnty, FL Dev Dist Cap Impt Rev.............................   7.500     05/01/19       1,320,956
   3,335  Boca Raton, FL Hsg Auth Mtg Hsg Rev First Lien Banyan Place
          Sr Living A..............................................................   7.150     04/01/31       3,385,092
     910  Boca Raton, FL Hsg Auth Mtg Hsg Rev Second Lien Banyan Place
          Sr Living B..............................................................   8.700     10/01/32         915,223
   1,330  Brevard Cnty, FL Hlth Fac Auth Rev Courtenay Springs Village Rfdg........   7.375     11/15/04       1,437,983
   2,200  Brevard Cnty, FL Hlth Fac Auth Rev Courtenay Springs Village Rfdg........   7.750     11/15/17       2,398,660
     170  Charlotte Cnty, FL Indl Dev Auth Rev Beverly Enterprises Rfdg............  10.000     06/01/11         193,933
   1,545  Collier Cnty, FL Indl Dev Auth Retirement Rental Hsg Rev.................  10.750     03/01/03       1,774,324
   1,000  Dade Cnty, FL Hsg Fin Auth Multi-Family Mtg Rev..........................   6.000     11/01/32       1,012,690
   3,000  Fishhawk Cmnty, FL Dev Dist Spl Assmt Rev................................   7.625     05/01/18       3,184,860
     835  Fort Walton Beach, FL Indl Dev Rev First Mtg Fort Walton Beach
          Venture Proj.............................................................  10.500     12/01/16         879,956
   1,070  Hernando Cnty, FL Indl Dev Rev Beverly Enterprises Rfdg..................  10.000     09/01/11       1,229,901
   3,000  Hialeah Gardens, FL Indl Dev Rev Waterford Convalescent
          Ser A Rfdg...............................................................   8.250     12/01/14       3,249,000
   1,500  Homestead, FL Indl Dev Rev Brookwood Gardens Cent Proj
          Ser A Rfdg...............................................................   8.250     12/01/14       1,624,500
   1,330  Lake Bernadette, FL Cmnty Dev Dist Spl Assmt Rev Ser A...................   8.000     05/01/17       1,410,478
   2,500  Lake Saint Charles, FL Cmnty Dev Dist Spl Assmt Rev......................   7.875     05/01/17       2,651,100
   2,000  Lee Cnty, FL Indl Dev Auth Hlth Care Fac Rev.............................   6.250     10/01/17       2,034,960
   1,500  Lee Cnty, FL Indl Dev Auth Hlth Care Fac Rev.............................   6.375     10/01/25       1,533,885
     730  Lee Cnty, FL Indl Dev Auth Econ Rev Encore Nursing Cent Partner
          Rfdg.....................................................................   8.125     12/01/07         810,285
   1,300  Marion Cnty, FL Indl Dev Auth Rev Midland Ross Corp Proj.................  11.875     08/01/11       1,313,611

                                               See Notes to Financial Statements

                               November 30, 1997

-----------------------------------------------------------------------------------------------------------------------

Par
Amount
(000)     Description                                                                Coupon     Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          Florida (Continued)
 $  4,055 Mount Dora, FL Hlth Fac Auth Hlth Rev.................................     7.125%     08/15/21    $ 4,120,934
    2,545 North Miami, FL Hlthcare Fac Rev Imperial Club Proj Ser A.............     9.250      01/01/13      2,887,761
    1,000 North Springs Impt Dist FL Spl Assessment Rev.........................     6.250      05/01/05      1,005,000
    1,000 North Springs Impt Dist FL Spl Assessment Rev.........................     7.000      05/01/19      1,012,170
    3,000 Northern Palm Beach Cnty, FL Impt Dist Wtr Ctl & Impt Unit Dev........     7.200      08/01/16      3,246,060
    2,500 Northern Palm Beach Cnty, FL Impt Dist Wtr Ctl & Impt Unit Dev........     7.300      08/01/27      2,713,175
      440 Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando Lutheran
          Twr Rfdg..............................................................     8.125      07/01/06        486,464
    2,035 Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando Lutheran
          Twr Rfdg..............................................................     8.400      07/01/14      2,321,528
    1,325 Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando Lutheran
          Twr Rfdg..............................................................     8.625      07/01/20      1,535,741
    1,000 Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando Lutheran
          Twr Rfdg..............................................................     8.750      07/01/26      1,163,570
    2,585 Orange Cnty, FL Hsg Fin Auth Multi-Family Rev Mtg Hands Inc
          Proj Ser A............................................................     7.875      10/01/15      2,760,625
    2,035 Orange Cnty, FL Hsg Fin Auth Multi-Family Rev Mtg Hands Inc
          Proj Ser A............................................................     8.000      10/01/25      2,191,166
      435 Orange Cnty, FL Indl Dev Auth Rev Beverly Enterprises Proj Rfdg.......     9.250      08/01/10        488,414
    3,000 Overoaks, FL Cmnty Dev Dist Cap Impt Rev..............................     8.250      05/01/17      3,094,830
    3,400 Palm Beach Cnty, FL Hlth Fac Auth Rev Waterford Proj Rfdg.............     7.750      10/01/15      3,477,690
    3,000 Pinellas Cnty, FL Edl Fac Auth Rev College Harbor Proj Ser A..........     8.250      12/01/21      3,146,460
    1,000 Piney Z Cmnty Dev Dist FL Cap Impt Rev Ser A..........................     7.250      05/01/19      1,008,190
    1,300 Piney Z Cmnty Dev Dist FL Cap Impt Rev Ser B..........................     6.500      05/01/02      1,289,990
    1,370 Plantation, FL Hlth Fac Auth Rev Covenant Retirement Cmnty Inc........     7.625      12/01/12      1,536,674
      750 Plantation, FL Hlth Fac Auth Rev Covenant Retirement Cmnty Inc
          Rfdg..................................................................     7.750      12/01/22        843,563
    1,000 Saint John's Cnty, FL Indl Dev Auth Hlthcare Rev Bayview Proj
          Ser A.................................................................     7.100      10/01/16      1,066,910
    2,000 Saint John's Cnty, FL Indl Dev Auth Hlthcare Rev Bayview Proj Ser A...     7.100      10/01/26      2,133,820
      250 Santa Rosa Cnty, FL Indl Dev Auth Rev First Mtg Sandy Ridge
          Care Cent.............................................................    10.500      04/01/16        253,580
    1,000 Sarasota Cnty, FL Hlth Fac Auth Rev Hlthcare Manatee Jewish Rfdg......     7.000      07/01/16      1,063,370
    1,000 Tamarac, FL Indl Dev Rev Sun Belt Precision Prods Inc.................     6.500      08/01/17      1,015,000
    1,780 Tampa Palms, FL Open Space & Transn Cmnty Dev Dist Rev Cap
          Impt Area 7 Proj......................................................     8.500      05/01/17      1,956,487
    1,000 Tampa Palms, FL Open Space & Transn Cmnty Dev Dist Rev Cap
          Impt Area 7 Proj......................................................     7.500      05/01/18      1,048,150
      710 Volusia Cnty, FL Indl Dev Auth Bishops Glen Proj Rfdg.................     7.125      11/01/06        732,230
    1,890 Volusia Cnty, FL Indl Dev Auth Bishops Glen Proj Rfdg.................     7.500      11/01/16      1,979,114
    2,000 Volusia Cnty, FL Indl Dev Auth Bishops Glen Proj Rfdg.................     7.625      11/01/26      2,108,260
    1,775 Westchase East Cmnty, FL Dev Dist Cap Impt Rev........................     7.500      05/01/17      1,857,875
    1,965 Westchase East Cmnty, FL Dev Dist Cap Impt Rev........................     7.300      05/01/18      2,046,449
                                                                                                            -----------
                                                                                                             97,273,091
                                                                                                            -----------

                                               See Notes to Financial Statements

                               November 30, 1997

-----------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon    Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          Georgia  1.0%
$  1,640  Athens Clarke Cnty, GA Residential Care Fac For The Elderly Auth Rev......  6.350%    10/01/17    $ 1,660,254
   1,220  Athens Clarke Cnty, GA Residential Care Fac For The Elderly Auth Rev......  6.375     10/01/27      1,231,578
   3,000  Atlanta, GA Urban Residential Fin Auth Multi-Family Hsg Renaissance
          on Peachtree Apts Proj Ser 85.............................................  8.500     04/01/26      3,159,420
     375  Coweta Cnty, GA Residential Care Fac For The Elderly Auth Rev First
          Lien Wesley Woods Ser A...................................................  7.625     10/01/06        419,850
   1,500  Coweta Cnty, GA Residential Care Fac For The Elderly Auth Rev First
          Lien Wesley Woods Ser A...................................................  8.200     10/01/16      1,733,070
   1,500  Coweta Cnty, GA Residential Care Fac For The Elderly Auth Rev First
          Lien Wesley Woods Ser A...................................................  8.250     10/01/26      1,738,140
     300  Richmond Cnty, GA Dev Auth Nursing Home Rev Beverly
          Enterprises GA Proj Rfdg..................................................  8.750     06/01/11        338,208
   3,000  Rockdale Cnty, GA Dev Auth Solid Waste Disp Visy Paper Inc Proj...........  7.500     01/01/26      3,243,150
                                                                                                            -----------
                                                                                                             13,523,670
          Hawaii  0.2%                                                                                      -----------
     870  Hawaii Cnty, HI Impt Dist No 17 Spl Assmt Kaloko Subdivision..............  9.500     08/01/11        935,407
   2,000  Hawaii St Dept Transport Spl Fac Continental Airls Inc (a)................  5.625     11/15/27      1,975,680
                                                                                                            -----------
                                                                                                              2,911,087
                                                                                                            -----------
          Illinois  7.3%
   1,475  Bedford Park, IL Tax Increment Rev 71st & Cicero Proj Rfdg................  7.375     01/01/12      1,560,388
   1,500  Bedford Park, IL Tax Increment Rev Mark IV Proj
          (Prerefunded @ 03/01/02)..................................................  9.750     03/01/12      1,838,475
     985  Bedford Park, IL Tax Increment Rev Sr Lien Bedford City Sq Proj...........  9.250     02/01/12      1,134,415
   2,910  Broadview, IL Tax Increment Rev...........................................  8.250     07/01/13      3,291,501
     250  Carol Stream, IL First Mtg Rev Windsor Park Manor Proj....................  7.000     12/01/13        259,462
   2,000  Carol Stream, IL First Mtg Rev Windsor Park Manor Proj....................  7.200     12/01/14      2,108,620
   1,000  Chicago, IL O'Hare Intl Arpt Spl Fac Rev American Airls Inc
          Proj Rfdg.................................................................  8.200     12/01/24      1,209,330
     540  Chicago, IL O'Hare Intl Arpt Spl Fac Rev American Airls Inc Proj
          Ser A.....................................................................  7.875     11/01/25        592,942
   3,500  Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls Inc (b).............  8.500     05/01/18      3,848,530
   1,500  Chicago, IL Tax Increment.................................................  7.250     01/01/14      1,583,820
   3,000  Crestwood, IL Tax Increment Rev Rfdg......................................  7.250     12/01/08      3,195,960
     500  Hodgkins, IL Tax Increment................................................  9.500     12/01/09        589,560
   4,000  Hodgkins, IL Tax Increment Rfdg Ser A.....................................  7.625     12/01/13      4,384,760
   3,500  Huntley, IL Increment Alloc Rev Huntley Redev Proj Ser A..................  8.500     12/01/15      3,861,795
   2,470  Illinois Dev Fin Auth Hlth Fac Rev Cmnty Living Options...................  7.125     03/01/10      2,703,761
   1,500  Illinois Dev Fin Auth Pollutn Ctl Rev IL Pwr Co Proj Ser A Rfdg...........  8.300     04/01/17      1,546,470
     605  Illinois Dev Fin Auth Rev Cmnty Fac Clinic Altgeld Proj...................  8.000     11/15/06        643,514
   1,405  Illinois Dev Fin Auth Rev Cmnty Fac Clinic Altgeld Proj...................  8.000     11/15/16      1,494,007
   2,000  Illinois Dev Fin Auth Rev Debt Restructure-East Saint Louis...............  7.375     11/15/11      2,251,800
   4,000  Illinois Edl Fac Auth Rev Peace Mem Ministries Proj.......................  7.500     08/15/26      4,190,160
     240  Illinois Hlth Fac Auth Rev Fairview Oblig Group Ser A.....................  7.125     08/15/17        254,650
   4,000  Illinois Hlth Fac Auth Rev Victory Hlth Services Ser A....................  5.750     08/15/27      4,034,640
   1,475  Illinois Hlth Fac Auth Rev Covenant Retirement Cmntys Ser A...............  7.600     12/01/12      1,659,803

                                               See Notes to Financial Statements

                               November 30, 1997

-----------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon     Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          Illinois (Continued)
$  3,000  Illinois Hlth Fac Auth Rev Fairview Oblig Group Ser A Rfdg...............  7.400%     08/15/23    $ 3,234,480
     490  Illinois Hlth Fac Auth Rev Hinsdale Ser C................................  9.500      11/15/19        573,810
   1,700  Illinois Hlth Fac Auth Rev Lifelink Corp Oblig Group Ser B...............  8.000      02/15/25      1,825,936
   4,000  Illinois Hlth Fac Auth Rev Lutheran Home & Svcs Proj Ser A...............  7.500      02/15/26      4,195,160
   1,250  Illinois Hlth Fac Auth Rev Saint Elizabeth's Hosp Rfdg
          (Prerefunded @ 07/01/04).................................................  7.625      07/01/10      1,487,275
   1,500  Illinois Hlth Fac Auth Rev Saint Elizabeth's Hosp Rfdg
          (Prerefunded @ 07/01/04).................................................  7.750      07/01/16      1,795,305
   1,380  Jackson Park Hosp Fndtn Chicago, IL Jackson Park Hosp....................  9.000      03/01/05      1,352,400
   3,215  Loves Park, IL First Mtg Rev Hoosier Care Proj Ser A.....................  9.750      08/01/19      3,431,466
   2,500  Mill Creek Wtr Reclamation Dist IL Swr Rev...............................  8.000      03/01/10      2,751,075
   1,500  Mill Creek Wtr Reclamation Dist IL Wtrwks Rev............................  8.000      03/01/10      1,650,645
   2,480  Palatine, IL Tax Increment Rev Rand/Dundee Cent Proj.....................  7.750      01/01/17      2,584,507
     765  Peoria, IL Spl Tax Weaverridge Spl Svc Area..............................  7.625      02/01/08        810,892
   2,050  Peoria, IL Spl Tax Weaverridge Spl Svc Area..............................  8.050      02/01/17      2,216,665
   5,100  Robbins, IL Res Recov Rev................................................  8.375      10/15/16      5,268,198
   1,610  Round Lake Beach, IL Tax Increment Rev Rfdg..............................  7.200      12/01/04      1,740,474
   2,500  Round Lake Beach, IL Tax Increment Rev Rfdg..............................  7.500      12/01/13      2,719,100
   2,950  Saint Charles, IL Indl Dev Rev Tri-City Cent Proj........................  7.500      11/01/13      3,103,783
   3,965  Saint Charles, IL Multi-Family Hsg Rev Bonds Wessel Court Proj...........  7.600      04/01/24      4,111,229
     500  Sherman, IL Rev First Mtg Villa Hlthcare Ser A...........................  8.250      10/01/14        525,005
     500  Sherman, IL Rev First Mtg Villa Hlthcare Ser A...........................  8.500      10/01/24        526,855
                                                                                                             ----------
                                                                                                             94,142,623
                                                                                                             ----------
          Indiana  2.5%
     485  Carmel, IN Retirement Rental Hsg Rev Beverly Enterprises Inc
          Proj Rfdg................................................................  8.750      12/01/08        551,266
   1,100  Crawfordsville, IN Redev Comm Dist Tax Increment Rev.....................  7.350      02/01/17      1,113,112
   1,500  Delaware Cnty, IN Redev Dist Tax Increment Rev...........................  6.875      02/01/18      1,514,595
   3,000  Indiana Dev Fin Auth Indl Dev Rev Unr Rohn Inc Proj......................  7.500      03/01/11      3,165,120
   1,000  Indiana Hlth Fac Auth Cmnty Hartsfield Village Proj Ser A................  6.250      08/15/14      1,006,680
   2,000  Indiana Hlth Fac Auth Cmnty Hartsfield Village Proj Ser A................  6.375      08/15/27      2,016,560
   1,500  Indiana Hlth Fac Auth Saint Anthony Home.................................  7.000      05/15/17      1,529,430
   1,000  Indiana Hlth Fac Auth Saint Anthony Home.................................  7.250      05/15/24      1,024,190
   3,750  Indianapolis, IN Arpt Auth Rev Spl Fac United Air Lines Proj Ser A.......  6.500      11/15/31      4,010,587
   2,500  Jasper Cnty, IN Econ Dev Georgia Pacific Corp Proj (a)...................  5.625      12/01/27      2,466,100
     175  Saint Joseph Cnty, IN Redev Dist Tax Increment Rev.......................      *      12/30/10         65,097
     135  Saint Joseph Cnty, IN Redev Dist Tax Increment Rev.......................      *      12/30/11         46,518
     130  Saint Joseph Cnty, IN Redev Dist Tax Increment Rev.......................      *      12/30/12         41,496
     130  Saint Joseph Cnty, IN Redev Dist Tax Increment Rev.......................      *      12/30/13         38,438
     125  Saint Joseph Cnty, IN Redev Dist Tax Increment Rev.......................      *      12/30/14         34,238
     125  Saint Joseph Cnty, IN Redev Dist Tax Increment Rev.......................      *      12/30/15         31,746
     125  Saint Joseph Cnty, IN Redev Dist Tax Increment Rev.......................      *      12/30/16         29,409
     560  Valparaiso, IN Econ Dev Rev First Mtg Whispering Pines Cent..............  7.300      01/01/02        544,975
     980  Valparaiso, IN Econ Dev Rev First Mtg Whispering Pines Cent..............  7.500      01/01/07        956,598

                                               See Notes to Financial Statements

                               November 30, 1997

------------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon     Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          Indiana (Continued)
$  1,405  Valparaiso, IN Econ Dev Rev First Mtg Whispering Pines Cent............    7.750%     01/01/12    $ 1,374,778
   2,045  Valparaiso, IN Econ Dev Rev First Mtg Whispering Pines Cent............    8.000      01/01/17      2,014,734
   3,475  Valparaiso, IN Econ Dev Rev First Mtg Whispering Pines Cent Rfdg
          (Prerefunded @ 01/01/00)...............................................    9.500      01/01/07      3,899,853
     400  Wells Cnty, IN Hosp Auth Rev Caylor Nickel Med Cent Inc Rfdg...........    8.500      04/15/03        452,200
   3,600  Wells Cnty, IN Hosp Auth Rev Caylor Nickel Med Cent Inc Rfdg...........    8.750      04/15/12      4,191,264
                                                                                                            -----------
                                                                                                             32,118,984
                                                                                                            -----------
          Iowa  0.2%
   2,770  Iowa Fin Auth Multi-Family Rev Hsg Park West Proj Rfdg.................    8.000      10/01/23      2,860,468
                                                                                                            -----------
          Kansas  0.8%
   1,000  Lawrence, KS Commercial Dev Rev Holiday Inn Sr Ser A...................    8.000      07/01/16      1,064,470
   2,000  Lenexa, KS Hlth Care Fac Rev Lakeview Village Ser B....................    6.250      05/15/26      2,100,200
   3,000  Manhattan, KS Commercial Dev Rev Holiday Inn Sr Ser A Rfdg.............    8.000      07/01/16      3,193,410
   1,500  Newton, KS Hosp Rev Newton Hlthcare Corp Ser A.........................    7.375      11/15/14      1,654,785
   1,000  Newton, KS Hosp Rev Newton Hlthcare Corp Ser A.........................    7.750      11/15/24      1,116,490
   1,125  Shawnee Cnty, KS Rev Rfdg United Methodist Homes Inc A.................    6.125      11/15/19      1,131,120
                                                                                                            -----------
                                                                                                             10,260,475
                                                                                                            -----------
          Kentucky  0.3%
   1,195  Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta Airls Proj Ser A.......    8.100      12/01/15      1,285,163
   1,000  Kentucky Econ Dev Fin Auth Hosp Sys Rev................................    5.800      10/01/12      1,005,170
   1,500  Kentucky Econ Dev Fin Auth Hosp Sys Rev................................    5.850      10/01/17      1,516,965
                                                                                                            -----------
                                                                                                              3,807,298
                                                                                                            -----------
          Louisiana  1.9%
     980  East Baton Rouge, LA Mtg Fin Auth Single Family Mtg Ser A
          (GNMA Collateralized)..................................................    7.600      02/01/20      1,019,141
   4,700  Hodge, LA Util Rev.....................................................    9.000      03/01/10      5,122,342
   1,400  Iberia Parish, LA Hosp Svc Dist No 1 Hosp Rev..........................    7.500      05/26/06      1,454,306
   2,000  Iberia Parish, LA Hosp Svc Dist No 1 Hosp Rev..........................    8.000      05/26/16      2,106,940
   4,000  Lake Charles, LA Harbor & Terminal Dist Port Fac Rev Trunkline
          Lng Co Rfdg............................................................    7.750      08/15/22      4,610,160
     635  Louisiana Pub Fac Auth Rev Indl Dev Beverly Enterprises Inc Rfdg.......    8.250      09/01/08        705,796
   1,850  Port New Orleans, LA Indl Dev Rev Avondale Industries Inc Proj Rfdg....    8.250      06/01/04      2,038,423
   3,000  Port New Orleans, LA Indl Dev Rev Continental Grain Co Proj Rfdg.......    7.500      07/01/13      3,309,690
   2,500  Saint James Parish, LA Solid Waste Disp Rev Kaiser Aluminum Proj.......    7.750      08/01/22      2,773,850
     500  West Feliciana Parish, LA Pollutn Ctl Rev Gulf States Util Co Proj
          Ser A..................................................................    7.500      05/01/15        559,720
   1,000  West Feliciana Parish, LA Pollutn Ctl Rev Gulf States Util Co Proj
          Ser B..................................................................    9.000      05/01/15      1,120,320
                                                                                                            -----------
                                                                                                             24,820,688
                                                                                                            -----------
          Maine  0.4%
   3,200  Maine Fin Auth Solid Waste Disposal Rev Boise Cascade Corp Proj........    7.900      06/01/15      3,461,952
   1,500  Maine Vets Homes Rev...................................................    7.750      10/01/20      1,650,240
                                                                                                            -----------

                                                                                                              5,112,192
                                                                                                            -----------

                                               See Notes to Financial Statements

                               November 30, 1997

-----------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon     Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          Maryland  1.2%
$  2,000  Baltimore Cnty, MD Pollutn Ctl Rev Bethlehem Steel Corp Proj
          Ser A Rfdg (b)                                                              7.550%    06/01/17    $  2,214,140
   2,500  Baltimore Cnty, MD Pollutn Ctl Rev Bethlehem Steel Corp Proj
          Ser B Rfdg                                                                  7.500     06/01/15       2,760,975
   2,000  Calvert Cnty, MD Econ Dev Rev Asbury-Solomons Island Fac Proj               8.375     01/01/15       2,226,060
   2,000  Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev                            5.875     09/01/25       2,043,600
     755  Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev                            5.750     07/01/39         757,491
   2,000  Maryland St Energy Fin Admin Ltd Oblig Rev Cogeneration AES
          Warrior Run                                                                 7.400     09/01/19       2,198,920
   3,000  Prince Georges Cnty, MD Spl Oblig Spl Assmt Woodview Ser A                  8.000     07/01/26       3,163,770
                                                                                                            ------------
                                                                                                              15,364,956
                                                                                                            ------------
          Massachusetts  8.4%
   1,480  Massachusetts St Hlth & Edl Fac Auth Rev Indpt Living Ser A                 8.100     07/01/18       1,595,573
   3,000  Massachusetts St Hlth & Edl Fac Auth Rev Milford-Whitinsville Regl
          Hosp Ser B                                                                  7.750     07/15/17       3,280,710
   1,000  Massachusetts St Hlth & Edl Fac Auth Rev Norwood Hosp Ser E                 8.000     07/01/12       1,028,670
     745  Massachusetts St Hlth & Edl Fac Auth Rev Saint Anne's Hosp Ser A            9.250     07/01/05         747,444
   2,000  Massachusetts St Hlth & Edl Fac Auth Rev Saint Anne's Hosp Ser A            9.375     07/01/14       2,006,760
   2,000  Massachusetts St Indl Fin Agy Assisted Living Fac Rev                       8.000     09/01/27       2,022,720
   2,750  Massachusetts St Indl Fin Agy Hillcrest Edl Cent Inc Proj                   8.450     07/01/18       3,034,652
   4,000  Massachusetts St Indl Fin Agy Hlthcare Fac Rev Metro Hlth Fndtn Inc
          Proj A                                                                      6.750     12/01/27       3,994,840
   1,075  Massachusetts St Indl Fin Agy Indl Rev Beverly Enterprises Inc/
          Gloucester & Lexington Proj Rfdg                                            8.000     05/01/02       1,146,799
     800  Massachusetts St Indl Fin Agy Indl Rev Beverly Enterprises Rfdg             8.375     05/01/09         889,080
   1,000  Massachusetts St Indl Fin Agy Indl Rev First Hlthcare Corp Proj
          Ser A Rfdg                                                                  7.625     04/01/13       1,044,800
   1,175  Massachusetts St Indl Fin Agy Rev HMEA Issue                                7.000     09/01/12       1,191,744
     920  Massachusetts St Indl Fin Agy Rev Seven Hills Fndtn Issue                   7.000     09/01/12         934,150
     595  Massachusetts St Indl Fin Agy Rev Seven Hills Fndtn Issue                   7.150     09/01/17         603,264
   2,020  Massachusetts St Indl Fin Agy Rev Seven Hills Fndtn Issue                   7.250     09/01/27       2,049,512
     500  Massachusetts St Indl Fin Agy Rev Atlantic Med Cent Ser B                  10.125     11/01/14         541,530
   3,490  Massachusetts St Indl Fin Agy Rev Boston Architectural Cent Proj            8.500     08/01/19       3,729,205
     500  Massachusetts St Indl Fin Agy Rev Dimmock Cmnty Hlth Cent                   8.000     12/01/06         549,460
   1,000  Massachusetts St Indl Fin Agy Rev Dimmock Cmnty Hlth Cent                   8.375     12/01/13       1,140,720
   3,000  Massachusetts St Indl Fin Agy Rev Dimmock Cmnty Hlth Cent                   8.500     12/01/20       3,420,420
   2,555  Massachusetts St Indl Fin Agy Rev East Boston Neighborhood Proj             7.500     07/01/16       2,658,299
   2,560  Massachusetts St Indl Fin Agy Rev East Boston Neighborhood Proj             7.625     07/01/26       2,646,707
   7,000  Massachusetts St Indl Fin Agy Rev Emerson College Issue Ser A (b)           8.900     01/01/18       7,744,450
     785  Massachusetts St Indl Fin Agy Rev Evergreen Cent Inc                        8.000     11/01/06         856,513
   4,300  Massachusetts St Indl Fin Agy Rev Evergreen Cent Inc                        9.250     11/01/11       4,725,399
   1,230  Massachusetts St Indl Fin Agy Rev Evergreen Cent Inc                        8.375     11/01/13       1,415,878
   2,165  Massachusetts St Indl Fin Agy Rev Evergreen Cent Inc                        8.500     11/01/20       2,515,189
     500  Massachusetts St Indl Fin Agy Rev First Mtg Brookhaven Cmnty
          (Prerefunded @ 01/01/98)                                                   10.250     01/01/18         517,770

                                               See Notes to Financial Statements

                               November 30, 1997

-----------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon     Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          Massachusetts (Continued)
$  1,005  Massachusetts St Indl Fin Agy Rev First Mtg Evanswood Bethzatha
          Ser A Rfdg                                                                  7.400%    01/15/09    $  1,058,597
   2,000  Massachusetts St Indl Fin Agy Rev First Mtg Evanswood Bethzatha
          Ser A Rfdg                                                                  7.625     01/15/14       2,105,640
   2,000  Massachusetts St Indl Fin Agy Rev First Mtg Evanswood Bethzatha
          Ser A Rfdg                                                                  7.875     01/15/20       2,138,340
     690  Massachusetts St Indl Fin Agy Rev First Mtg Loomis House &
          Village Proj                                                                7.250     07/01/07         761,422
   1,410  Massachusetts St Indl Fin Agy Rev First Mtg Loomis House &
          Village Proj                                                                7.400     07/01/12       1,568,808
   1,530  Massachusetts St Indl Fin Agy Rev First Mtg Loomis House &
          Village Proj                                                                7.500     07/01/17       1,711,626
      30  Massachusetts St Indl Fin Agy Rev First Mtg Pioneer Vly                     7.000     10/01/01          28,823
     500  Massachusetts St Indl Fin Agy Rev First Mtg Pioneer Vly Amended             7.000     10/01/20         469,640
   1,000  Massachusetts St Indl Fin Agy Rev First Mtg Reeds Landing Proj              7.750     10/01/00       1,020,890
   8,300  Massachusetts St Indl Fin Agy Rev First Mtg Reeds Landing Proj (b)          8.625     10/01/23       9,257,156
   1,700  Massachusetts St Indl Fin Agy Rev First Mtg Stone Institute &
          Newton                                                                      7.700     01/01/14       1,822,332
   1,760  Massachusetts St Indl Fin Agy Rev Glenmeadow Retirement Cmnty
          Ser C                                                                       8.250     02/15/08       1,918,840
   1,000  Massachusetts St Indl Fin Agy Rev Glenmeadow Retirement Cmnty
          Ser C                                                                       8.625     02/15/26       1,096,910
   3,715  Massachusetts St Indl Fin Agy Rev Gtr Lynn Mental Hlth Assn Proj            8.800     06/01/14       4,329,944
     325  Massachusetts St Indl Fin Agy Rev Hillcrest Edl Cent Inc Proj               7.500     07/01/00         332,910
     740  Massachusetts St Indl Fin Agy Rev Hillcrest Edl Cent Inc Proj               8.000     07/01/05         797,816
   3,380  Massachusetts St Indl Fin Agy Rev JRC Assisted Living                       7.500     07/01/26       3,570,632
   2,360  Massachusetts St Indl Fin Agy Rev NE Cent For Autism                        9.000     11/01/05       2,548,635
   4,910  Massachusetts St Indl Fin Agy Rev NE Cent For Autism                        9.500     11/01/17       5,364,077
   1,100  Massachusetts St Indl Fin Agy Rev NE Cent For Autism                        7.000     11/01/19       1,108,536
   2,000  Massachusetts St Indl Fin Agy Rev Orchard Cove Issue
          (Prerefunded @ 05/01/02)                                                    9.000     05/01/22       2,410,680
   1,135  Massachusetts St Indl Fin Agy Rev Vinten Corp Issue                         7.100     11/15/18       1,249,374
     980  Massachusetts St Indl Fin Agy Rev Waarc Inc Proj                            7.300     09/01/10       1,038,908
     915  Massachusetts St Indl Fin Agy Rev Waarc Inc Proj                            7.600     09/01/17         969,259
   1,820  Massachusetts St Indl Fin Agy Rev Waarc Inc Proj                            7.750     09/01/25       1,933,823
                                                                                                            ------------
                                                                                                             108,645,876
                                                                                                            ------------
          Michigan  2.9%
   1,000  Detroit, MI Local Dev Fin Auth Tax Increment Sr Ser B                       6.700     05/01/21       1,018,960
   3,500  Detroit, MI Local Dev Fin Auth Ser C                                        6.850     05/01/21       3,576,825
     435  Detroit, MI Local Dev Fin Auth Tax Increment Ser A
          (Prerefunded @ 05/01/03)                                                    9.500     05/01/21         533,684
   1,315  Dickinson Cnty, MI Mem Hosp Sys Hosp Rev                                    7.625     11/01/05       1,446,382
   1,000  Dickinson Cnty, MI Mem Hosp Sys Hosp Rev                                    8.000     11/01/14       1,123,970
   2,390  Meridian, MI Econ Dev Corp First Mtg Burcham Hills Ser A Rfdg               7.500     07/01/13       2,536,889
   3,430  Meridian, MI Econ Dev Corp First Mtg Burcham Hills Ser A Rfdg               7.750     07/01/19       3,691,640

                                               See Notes to Financial Statements


                     Portfolio of Investments (Continued)

                              November 30, 1997

-----------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon     Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          Michigan (Continued)
$ 4,020   Michigan St Hosp Fin Auth Rev Detroit-Macomb Hosp Corp
          Ser A Rfdg...............................................................  7.300%     06/01/01    $ 4,049,467
  2,400   Michigan St Hosp Fin Auth Rev Gratiot Cmnty Hosp Ser A Rfdg
          (Prerefunded @ 10/01/98).................................................  8.750      10/01/07      2,495,256
    500   Michigan St Hosp Fin Auth Rev Hosp Genesys Hlth Sys Ser A Rfdg...........  7.500      10/01/07        572,075
  1,500   Michigan St Hosp Fin Auth Rev Hosp Genesys Hlth Sys
          Ser A Rfdg (b)...........................................................  8.100      10/01/13      1,777,320
  5,590   Michigan St Hosp Fin Auth Rev Saratoga Cmnty Hosp Rfdg...................  8.750      06/01/10      6,317,874
  1,500   Michigan St Strategic Fd Ltd Oblig Rev Great Lakes Pulp &
          Fibre Proj (d)........................................................... 10.250      12/01/16        832,500
  4,000   Michigan St Strategic Fd Solid Waste Disp Rev Genesee Pwr
          Station Proj.............................................................  7.500      01/01/21      4,323,160
  2,200   Michigan St Strategic Fd Ltd Oblig Rev Environmental
          Impt Ser A...............................................................  6.500      08/01/21      2,238,830
    500   Oakland Cnty, MI Econ Dev Corp Ltd Oblig Rev Pontiac Osteopathic
          Hosp Proj (Prerefunded @01/01/00)........................................  9.625      01/01/20        562,325
                                                                                                            -----------
                                                                                                             37,097,157
                                                                                                            -----------

          Minnesota  2.1%
  1,020   Austin, MN Multi-Family Rev Hsg Cedars of Austin Proj Rfdg...............  7.500      04/01/17      1,062,126
  2,000   Austin, MN Multi-Family Rev Hsg Cedars of Austin Proj Rfdg...............  7.500      04/01/18      2,082,600
  1,955   Brooklyn Cent MN Multi-Family Hsg Rev Four Courts Apts Proj
          Ser A Rfdg...............................................................  7.400      12/01/15      2,004,931
  1,220   Brooklyn Cent MN Multi-Family Hsg Rev Four Courts Apts Proj
          Ser A Rfdg...............................................................  7.500      06/01/25      1,250,146
    750   Chisago City, MN Hlth Fac Rev Part Pleasant Heights Proj
          Ser A Rfdg...............................................................  7.300      07/01/25        782,422
  1,200   Maplewood, MN Hlthcare Fac Rev VOA Care Cent Proj........................  7.450      10/01/16      1,298,904
    682   Minneapolis, MN Cmnty Dev Agy Commercial Dev Rev Std Mill
          Hotel Proj (d)........................................................... 12.000      04/01/10        341,010
  1,950   Minneapolis, MN Hlthcare Fac Rev Ebenezer Society Proj Ser A.............  7.200      07/01/23      2,020,239
  1,000   Minneapolis, MN Hlthcare Fac Rev Saint Olaf Residence Inc Proj...........  7.100      10/01/23      1,039,330
    350   Minneapolis, MN Multi-Family Rev Hsg Belmont Apts Proj...................  7.250      11/01/16        356,577
  1,320   Minneapolis, MN Multi-Family Rev Hsg Belmont Apts Proj...................  7.625      11/01/27      1,339,404
  3,040   New Brighton, MN Rental Hsg Rev Polynesian Village Apts Proj
          Ser A Rfdg...............................................................  7.500      10/01/17      3,111,166
    815   New Hope, MN Multi-Family Rev Hsg Broadway Lanel Proj....................  7.750      09/01/07        848,016
  2,320   New Hope, MN Multi-Family Rev Hsg Broadway Lanel Proj Rfdg...............  8.000      09/01/18      2,403,404
    880   North Saint Paul, MN Multi-Family Rev Hsg Cottages North Saint
          Paul Rfdg................................................................  9.000      02/01/09        945,762
  2,220   North Saint Paul, MN Multi-Family Rev Hsg Cottages North Saint
          Paul Rfdg................................................................  9.250      02/01/22      2,383,570
    500   Shoreview, MN Sr Hsg Rev Shoreview Sr Residence Proj.....................  7.250      02/01/26        506,020
  2,000   Spring Lake Park, MN Multi-Family Hsg Cottages Spring Lake Rfdg..........  8.375      01/01/22      2,048,420
  1,500   Winona, MN Hsg Rev Saint Anne Hospice Inc................................  6.750      07/01/27      1,511,670
                                                                                                            -----------
                                                                                                             27,335,717
                                                                                                            -----------

                                               See Notes to Financial Statements

                               November 30, 1997

-------------------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                      Coupon     Maturity   Market Value
-------------------------------------------------------------------------------------------------------------------------------
          Mississippi  1.8%
$  5,500  Claiborne Cnty, MS Pollutn Ctl Rev Middle South Energy Inc
          Ser B (b)......................................................................   8.250%    06/01/14   $ 5,905,295
   7,575  Claiborne Cnty, MS Pollutn Ctl Rev Middle South Energy Inc
          Ser C (b)......................................................................   9.875     12/01/14     8,193,196
   2,500  Jones Cnty, MS Solid Waste Disp Rev Intl Paper Co Proj Ser A...................   5.800     10/01/21     2,531,850
   1,000  Lowndes Cnty, MS Hosp Rev Golden Triangle Med Cent Rfdg........................   8.500     02/01/10     1,096,020
   2,300  Mississippi Dev Bank Spl Oblig Diamond Lakes Utilities
          Ser A Rfdg (a).................................................................   6.250     12/01/17     2,300,000
   3,000  Ridgeland, MS Urban Renewal Rev the Orchard Ltd Proj Ser A Rfdg................   7.750     12/01/15     3,232,860
                                                                                                                 -----------
                                                                                                                  23,259,221
                                                                                                                 -----------
          Missouri  1.9%
   1,500  Chesterfield, MO Indl Dev Auth Rev Saint Andrews Episcopal-
          Presbyterian Ser A (Prerefunded @ 12/01/00)....................................   8.500     12/01/19     1,732,050
   1,000  Ferguson, MO Tax Increment Rev Crossings At Halls Ferry Proj...................   7.250     04/01/07     1,002,420
   2,000  Ferguson, MO Tax Increment Rev Crossings At Halls Ferry Proj...................   7.625     04/01/17     2,013,580
   1,000  Ferguson, MO Tax Increment Rev Crossings At Halls Ferry Proj...................   7.625     04/01/18     1,006,790
   1,000  Good Shepherd Nursing Home Dist MO Nursing Home Fac Rev........................   7.625     08/15/15     1,055,910
   3,000  Good Shepherd Nursing Home Dist MO Nursing Home Fac Rev........................   7.750     08/15/25     3,208,320
   2,775  Jefferson Cnty, MO Indl Dev Auth Indl Rev Cedars Hlthcare Cent Proj
          Ser A Rfdg.....................................................................   8.250     12/01/15     2,937,670
   1,115  Madison Cnty, MO Hosp Rev Ser A................................................   7.700     10/01/18     1,171,809
   1,490  Madison Cnty, MO Hosp Rev Ser A................................................   7.900     10/01/26     1,577,716
   1,075  Missouri St Hlth & Edl Fac Bethesda Hlth Group Inc Proj A Rfdg.................   7.500     08/15/12     1,204,312
   1,240  Perry Cnty, MO Nursing Home Rev Ser A..........................................   7.450     03/01/27     1,272,091
     785  Perry Cnty, MO Nursing Home Rev Ser A..........................................   7.650     03/01/16       828,772
   1,745  Perry Cnty, MO Nursing Home Rev Ser A..........................................   7.750     03/01/26     1,848,409
   1,060  Perry Cnty, MO Nursing Home Rev Ser A..........................................   7.300     03/01/18     1,091,821
     500  Saint Louis Cnty, MO Indl Dev Auth Rev First Mtg Deaconess
          Manor Assn (Prerefunded @ 06/01/98)............................................   7.500     06/01/16       523,910
     500  Saint Louis Cnty, MO Indl Dev Auth Rev First Mtg Deaconess
          Manor Assn (Prerefunded @ 06/01/98)............................................   7.500     06/01/23       523,910
   1,765  Saint Louis, MO Tax Increment Rev Scullin Redev Area Ser A.....................  10.000     08/01/10     2,216,611
                                                                                                                 -----------
                                                                                                                  25,216,101
                                                                                                                 -----------
          Montana  0.1%
   2,000  Montana St Brd Invt Res Recovery Rev Yellowstone Energy L P Proj...............   7.000     12/31/19     1,963,920
                                                                                                                 -----------
          Nebraska  0.3%
   3,500  Nebraska Investment Fin Auth Single Family Hsg Rev Ser B.......................   5.850     09/01/28     3,559,185
                                                                                                                 -----------
          Nevada  1.8%
   3,075  Clark Cnty, NV Assisted Living Homestead Boulder City Proj (a).................   6.500     12/01/27     3,082,595
   6,000  Clark Cnty, NV Indl Dev Rev Nevada Pwr Co Proj Ser A...........................   5.900     11/01/32     6,060,360
   5,000  Clark Cnty, NV Indl Dev Rev Nevada Pwr Co Proj Ser B Rfdg......................   5.900     10/01/30     5,045,150
   1,500  Henderson, NV Local Impt Dist No T-10..........................................   7.500     08/01/15     1,551,930
   1,395  Henderson, NV Local Impt Dist No T-4 Ser B.....................................   7.300     11/01/12     1,446,978


                                               See Notes to Financial Statements

                               November 30, 1997

------------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon     Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          Nevada  (Continued)
$    985  Las Vegas, NV Spl Impt Dist No 505 Elkhorn Springs.............            8.000%     09/15/13    $  1,021,780
   1,735  Nevada St Dept Commerce Hlth Fac Rev Washoe Convalescent Cent
          Proj Rfdg......................................................            8.125      06/01/03       1,816,927
   3,000  Washoe Cnty, NV Impt Bonds Spl Assessment Dist No 23...........            6.500      11/01/17       3,010,260
                                                                                                            ------------
                                                                                                              23,035,980
                                                                                                            ------------
          New Hampshire  3.8%
     500  New Hampshire Higher Edl & Hlth Fac Auth Rev...................            5.800      11/01/27         515,175
     435  New Hampshire Higher Edl & Hlth Fac Auth Rev Colby-Sawyer
          College Issue..................................................            7.200      06/01/12         469,626
   2,565  New Hampshire Higher Edl & Hlth Fac Auth Rev Colby-Sawyer
          College Issue..................................................            7.500      06/01/26       2,803,135
   5,000  New Hampshire Higher Edl & Hlth Fac Auth Rev Daniel Webster
          College Issue Rfdg.............................................            7.625      07/01/16       5,461,400
   1,350  New Hampshire Higher Edl & Hlth Fac Auth Rev First Mtg Odd
          Fellows Home Rfdg..............................................            8.000      06/01/04       1,449,346
   2,000  New Hampshire Higher Edl & Hlth Fac Auth Rev First Mtg Odd
          Fellows Home Rfdg..............................................            9.000      06/01/14       2,362,960
   1,000  New Hampshire Higher Edl & Hlth Fac Auth Rev Havenwood-
          Heritage Heights...............................................            7.350      01/01/18       1,056,270
   4,825  New Hampshire Higher Edl & Hlth Fac Auth Rev Havenwood-
          Heritage Heights...............................................            7.450      01/01/25       5,131,677
   2,365  New Hampshire Higher Edl & Hlth Fac Auth Rev Hlthcare
          Visiting Nurse.................................................            7.250      09/01/23       2,473,743
   1,410  New Hampshire Higher Edl & Hlth Fac Auth Rev Monadock Cmnty
          Hosp Issue.....................................................            9.125      10/01/20       1,526,551
   2,000  New Hampshire Higher Edl & Hlth Fac Auth Rev New London Hosp
          Assn Proj......................................................            7.500      06/01/05       2,239,560
   3,455  New Hampshire Higher Edl & Hlth Fac Auth Rev Vly Regl Hosp.....            7.350      04/01/23       3,471,549
   4,040  New Hampshire St Business Fin Auth Elec Fac Rev Plymouth
          Cogeneration...................................................            7.750      06/01/14       4,308,579
   1,500  New Hampshire St Business Fin Auth Swr & Solid Waste Disp Rev
          Crown Paper Co Proj............................................            7.875      07/01/26       1,673,760
  10,100  New Hampshire St Hsg Fin Auth Single Family Rev................            5.900      07/01/28      10,256,449
   3,440  New Hampshire St Hsg Fin Auth Single Family Residential........            8.500      07/01/14       3,571,339
                                                                                                            ------------
                                                                                                              48,771,119
                                                                                                            ------------
          New Jersey  4.6%
   4,990  Camden Cnty, NJ Impt Auth Lease Rev Dockside Refrigerated......            8.400      04/01/24       5,614,997
   4,500  Camden Cnty, NJ Impt Auth Lease Rev Kaighn PT Marine Term A....            8.000      06/01/27       4,809,645
     500  New Jersey Econ Dev Auth Econ Dev Rev Green Acres Manor Inc
          Ser A Rfdg.....................................................            8.000      01/01/09         529,150
   1,000  New Jersey Econ Dev Auth Econ Dev Rev Green Acres Manor Inc
          Ser A Rfdg.....................................................            8.250      01/01/17       1,063,750
   4,365  New Jersey Econ Dev Auth Econ Dev Rev United Methodist Homes...            7.500      07/01/20       4,762,651
     420  New Jersey Econ Dev Auth Econ Dev Rev United Methodist Homes...            7.500      07/01/24         450,509
     500  New Jersey Econ Dev Auth Econ Dev Rev Zirbser Greenbriar Inc
          Ser A Rfdg.....................................................            7.375      07/15/03         533,200

                                               See Notes to Financial Statements

                               November 30, 1997

-----------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon     Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          New Jersey (Continued)
$   915   New Jersey Econ Dev Auth Econ Dev Rev Zirbser Greenbriar Inc
          Ser A Rfdg................................................................  7.750%    07/15/08    $    979,892
    250   New Jersey Econ Dev Auth First Mtg Cranes Mill Ser A......................  7.000     02/01/10         257,050
  1,500   New Jersey Econ Dev Auth First Mtg Cranes Mill Ser A......................  7.375     02/01/17       1,644,405
  3,500   New Jersey Econ Dev Auth First Mtg Cranes Mill Ser A......................  7.500     02/01/27       3,841,355
    750   New Jersey Econ Dev Auth First Mtg Delaire Nursing Ser A Rfdg
          (Prerefunded @ 11/01/99)..................................................  8.750     11/01/10         840,472
    500   New Jersey Econ Dev Auth First Mtg Gross Rev Burnt Tavern
          Convalescent Ser A Rfdg...................................................  9.000     11/15/13         544,930
  2,250   New Jersey Econ Dev Auth First Mtg Gross Rev Franciscan Oaks Proj
          Ser A.....................................................................  8.500     10/01/23       2,527,965
    840   New Jersey Econ Dev Auth First Mtg Gross Rev Stone Arch
          Nursing Home Proj Rfdg....................................................  8.750     12/01/10         916,306
  1,000   New Jersey Econ Dev Auth First Mtg Gross Rev The Evergreens
          (Prerefunded @ 10/01/02)..................................................  9.250     10/01/22       1,232,150
  1,000   New Jersey Econ Dev Auth Holt Hauling & Warehsg Rev Ser G Rfdg............  8.400     12/15/15       1,091,890
    650   New Jersey Econ Dev Auth Rev..............................................  6.000     10/01/17         655,974
    700   New Jersey Econ Dev Auth Rev..............................................  6.000     10/01/22         704,123
    500   New Jersey Econ Dev Auth Rev First Mtg Fellowship Village Proj
          Ser A.....................................................................  8.500     01/01/10         551,885
  1,000   New Jersey Econ Dev Auth Rev First Mtg Fellowship Village Proj
          Ser A.....................................................................  9.250     01/01/25       1,207,600
    975   New Jersey Econ Dev Auth Rev First Mtg Millhouse Proj Ser A...............  8.250     04/01/10       1,074,596
  2,060   New Jersey Econ Dev Auth Rev First Mtg Millhouse Proj Ser A...............  8.500     04/01/16       2,293,563
  1,860   New Jersey Econ Dev Auth Rev First Mtg Winchester Gardens
          Ser A.....................................................................  7.500     11/01/05       1,928,839
  1,000   New Jersey Econ Dev Auth Rev First Mtg Winchester Gardens
          Ser A.....................................................................  8.500     11/01/16       1,053,750
  1,500   New Jersey Econ Dev Auth Rev First Mtg Winchester Gardens
          Ser A.....................................................................  8.625     11/01/25       1,594,035
    855   New Jersey Econ Dev Auth Rev Sr Mtg Arbor Glen Proj Ser A.................  8.000     05/15/02         907,702
    750   New Jersey Econ Dev Auth Rev Sr Mtg Arbor Glen Proj Ser A.................  8.000     05/15/04         804,908
  2,000   New Jersey Econ Dev Auth Rev Sr Mtg Arbor Glen Proj Ser A.................  8.000     05/15/12       2,176,520
  2,510   New Jersey Econ Dev Auth Rev Sr Mtg Arbor Glen Proj Ser A.................  8.750     05/15/26       2,833,840
  2,500   New Jersey Hlthcare Fac Fin Auth Rev Care Institute Inc Cherry
          Hill Proj.................................................................  7.750     07/01/10       2,685,025
  2,500   New Jersey Hlthcare Fac Fin Auth Rev Raritan Bay Med Cent
          Issue Rfdg................................................................  7.250     07/01/14       2,696,225
  4,000   New Jersey St Edl Fac Auth Rev Felician College of Lodi Ser D.............  7.375     11/01/22       4,015,400
  1,000   New Jersey St Edl Fac Auth Rev Caldwell College Ser A.....................  7.250     07/01/25       1,081,650
                                                                                                            ------------
                                                                                                              59,905,952
                                                                                                            ------------
          New Mexico  1.2%
    680   Albuquerque, NM Nursing Home Rev Albuquerque Hlthcare Rfdg................  9.750     12/01/14         720,827
  4,555   Albuquerque, NM Retirement Fac Rev La Vida Liena Proj Ser A Rfdg..........  8.850     02/01/23       4,874,123
  3,000   Bernalillo Cnty, NM Mult-Family Rev Hsg Topke Commons/Arbors
          Proj Ser D................................................................  7.700     04/01/27       3,070,140


                                               See Notes to Financial Statements

                               November 30, 1997

-----------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon     Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          New Mexico  (Continued)
$  1,610  Bernalillo Cnty, NM Multi-Family Rev Hsg Sr Solar Villas Apts Ser F......   7.250%    10/15/22    $ 1,620,385
   3,500  Farmington, NM Pollutn Ctl Rev Pub Service Co RMK Ser A Rfdg.............   5.800     04/01/22      3,528,385
     700  Santa Fe, NM Indl Rev Casa Real Nursing Home Rfdg........................   9.750     01/01/13        754,705
     455  Truth or Consequences, NM Nursing Home Rev Sierra Hlthcare Rfdg & Impt...   9.750     12/01/14        464,077
                                                                                                          -------------
                                                                                                             15,032,642
                                                                                                          -------------
          New York  2.8%
   2,000  Castle Rest Residential Hlthcare Fac NY Rev Hlthcare Fac Ser B...........   8.000     08/01/10      2,015,020
   1,210  Clifton Springs, NY Hosp & Clinic Ser A Rfdg & Impt......................   7.650     01/01/12      1,286,085
   4,800  Islip, NY Cmnty Dev Agy Cmnty Dev Rev NY Institute of Technology Rfdg....   7.500     03/01/26      5,178,480
   4,000  New York City Ser J......................................................   5.500     02/15/26      3,965,640
   2,500  New York City Indl Dev Agy Civic Fac Rev Cmnty Res Developmentally
          Disabled.................................................................   7.500     08/01/26      2,634,825
   4,125  New York City Indl Dev Agy Civic Fac Rev Our Lady of Mercy Med Cent Pkg
          Corp Proj................................................................   8.500     12/30/22      4,701,097
   2,500  New York City Indl Dev Agy Rev Solid Waste Disposal Visy Paper Proj......   7.800     01/01/16      2,847,425
   2,000  New York St Energy Resh & Dev Auth Elec Fac Rev Long Island Ser A........   7.150     12/01/20      2,176,700
   6,500  New York St Mtg Agy Rev Amt Homeowner Mtg Ser 67.........................   5.800     10/01/28      6,604,650
   2,830  Newark-Wayne Cmnty Hosp Inc NY Hosp Rev Ser A............................   7.600     09/01/15      3,049,127
   2,000  North Syracuse, NY Hsg Auth Rev Janus Park Proj..........................   8.000     06/01/14      2,090,580
     400  Syracuse, NY Hsg Auth Rev Sub Proj Loretto Rest Ser B....................   7.500     08/01/10        404,392
                                                                                                          -------------
                                                                                                             36,954,021
                                                                                                          -------------
          North Carolina  0.2%
     425  North Carolina Med Care Comm Hlth Care Fac Rev...........................   6.000     11/01/19        426,407
   2,075  North Carolina Med Care Comm Hlth Care Fac Rev...........................   6.000     11/01/27      2,071,161
                                                                                                           -------------
                                                                                                              2,497,568
                                                                                                           -------------
          Ohio  3.5%
   1,500  Athens Cnty, OH Hosp Fac Rev O'Bleness Mem Hosp Proj.....................   7.100     11/15/23      1,542,090
   1,000  Cuyahoga Cnty, OH Hlthcare Fac Rev Jennings Hall.........................   7.200     11/15/14      1,063,460
   1,500  Cuyahoga Cnty, OH Hlthcare Fac Rev Jennings Hall.........................   7.300     11/15/23      1,586,835
   2,500  Cuyahoga Cnty, OH Hlthcare Fac Rev Judson Retirement Cmnty Ser A Rfdg....   7.250     11/15/13      2,663,475
   3,000  Cuyahoga Cnty, OH Hlthcare Fac Rev Judson Retirement Cmnty Ser A Rfdg....   7.250     11/15/18      3,184,050
   2,500  Cuyahoga Cnty, OH Multi-Family Rev Hsg Park Lane Apts Proj Ser A.........   8.250     07/01/28      2,532,900
   7,625  Dayton, OH Spl Fac Rev Emery Air Freight Corp Ser A Rfdg (b).............  12.500     10/01/09      8,199,696
     435  Fairfield, OH Econ Dev Rev Beverly Enterprises Inc Proj Rfdg.............   8.500     01/01/03        472,675
   1,680  Harrison, OH Harrison Ave Kmart Proj Ser A...............................   8.125     12/01/02      1,769,074
   2,000  Montgomery Cnty, OH Hlth Care Fac Rev....................................   6.250     02/01/22      2,006,720
   2,420  Mount Vernon, OH Hosp Rev Knox Cmnty Hosp Rfdg...........................   7.875     06/01/12      2,486,042
   1,000  North Canton, OH Hlthcare Fac Rev Waterford at Saint Luke Proj...........   8.625     11/15/21      1,094,050

                                               See Notes to Financial Statements

                               November 30, 1997

------------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon     Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          Ohio (Continued)
$  1,036  Ohio St Indl Dev Rev First Mtg Swifton Commons Proj Rfdg (d)...........    8.125%     12/01/15     $   776,778
   2,500  Ohio St Solid Waste Rev CSC Ltd Proj...................................    8.500      08/01/22       2,578,500
   2,000  Ohio St Solid Waste Rev Republic Engineered Steels Proj................    8.250      10/01/14       2,025,740
   4,000  Ohio St Solid Waste Rev Republic Engineered Steels Proj................    9.000      06/01/21       4,190,040
   2,000  Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev Coll Cleveland Elec
          Ser A Rfdg.............................................................    8.000      10/01/23       2,279,100
   2,000  Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev Coll Toledo Edison
          Ser A Rfdg.............................................................    8.000      10/01/23       2,279,100
   2,250  Sandusky Cnty, OH Hosp Fac Rev Mem Hosp Proj Rfdg......................    7.750      12/01/09       2,253,172
                                                                                                             -----------
                                                                                                              44,983,497
                                                                                                             -----------
          Oklahoma  0.4%
     500  Leflore Cnty, OK Hosp Auth Impt Rev....................................    9.400      05/01/06         530,195
   2,830  Oklahoma Cnty, OK Fin Auth Epworth Villa Proj Ser A Rfdg...............    7.000      04/01/25       2,872,988
     140  Oklahoma Hsg Fin Agy Single Family Class A
          (GNMA Collateralized)..................................................    7.997      08/01/18         145,276
     500  Woodward, OK Muni Auth Hosp Rev........................................    8.250      11/01/09         552,460
     500  Woodward, OK Muni Auth Hosp Rev (Prerefunded @ 11/01/00)...............    9.250      11/01/14         576,715
                                                                                                             -----------
                                                                                                               4,677,634
                                                                                                             -----------
          Oregon  0.3%
   1,745  Douglas Cnty, OR Hosp Fac Auth Rev Elderly Hsg Forest Glen Ser A.......    7.500      09/01/27       1,761,665
   1,500  Salem, OR Hosp Fac Auth Rev Cap Manor Inc..............................    7.500      12/01/24       1,607,280
                                                                                                             -----------
                                                                                                               3,368,945
                                                                                                             -----------
          Pennsylvania  10.8%
   1,945  Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Fac Allegheny Vly Sch........    7.500      02/01/10       2,101,572
   3,120  Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Fac Allegheny Vly Sch........    7.875      02/01/20       3,428,318
   7,000  Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev Collateral Toledo
          Edison Co Proj Rfdg (b)................................................    7.625      05/01/20       7,969,220
   4,000  Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev Collateral Toledo
          Edison Co Proj Ser A Rfdg..............................................    7.750      05/01/20       4,611,080
   1,100  Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev Collateral Toledo
          Edison Co Proj Ser A Rfdg..............................................    7.750      09/01/24       1,161,809
   1,860  Berks Cnty, PA Muni Auth Rev Phoebe Berks Village Inc Proj Rfdg........    7.500      05/15/13       1,982,537
   1,860  Berks Cnty, PA Muni Auth Rev Phoebe Berks Village Inc Proj Rfdg........    7.700      05/15/22       1,988,117
   2,500  Berks Cnty, PA Muni Auth Rev Phoebe Berks Village Inc Proj Rfdg........    8.250      05/15/22       2,686,150
   1,000  Chartiers Vly, PA Indl & Commercial Dev Auth First Mtg Rev.............    7.250      12/01/11       1,034,220
   2,000  Chartiers Vly, PA Indl & Commercial Dev Auth First Mtg Rev.............    7.400      12/01/15       2,111,360
   1,000  Chartiers Vly, PA Indl & Commercial Dev Auth First Mtg Rev
          (Prerefunded @ 12/01/98) (b)...........................................    9.500      12/01/15       1,073,740
     900  Clarion Cnty, PA Hosp Auth Hosp Rev Clarion Hosp Proj Rfdg.............    5.625      07/01/21         879,840
   4,480  Clarion Cnty, PA Hosp Auth Hosp Rev Clarion Hosp Proj
          (Prerefunded @ 07/01/99)...............................................    8.100      07/01/12       4,837,280
   1,000  Clarion Cnty, PA Hosp Auth Hosp Rev Clarion Hosp Proj
          (Prerefunded @ 07/01/01)...............................................    8.500      07/01/21       1,152,970

                                               See Notes to Financial Statements

                               November 30, 1997

-----------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                               Coupon     Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          Pennsylvania (Continued)
$    820  Columbia Cnty, PA Indl Dev Auth First Mtg Rev First St Assn
          Proj Rfdg.............................................................     9.000%     05/01/14    $  913,045
     870  Delaware Cnty, PA Auth Rev First Mtg Riddle Village Proj
          (Prerefunded @ 06/01/02)..............................................     8.750      06/01/10     1,035,639
   2,800  Delaware Cnty, PA Auth Rev First Mtg Riddle Village Proj
          (Prerefunded @ 06/01/02)..............................................     9.250      06/01/22     3,387,804
   2,500  Delaware Cnty, PA Auth Rev First Mtg Riddle Village Proj Rfdg.........     7.000      06/01/26     2,595,575
   2,100  Delaware Cnty, PA Auth Rev White Horse Village Ser A Rfdg.............     7.500      07/01/18     2,230,053
   1,350  Doylestown, PA Hosp Auth Hosp Rev Pine Run Ser A......................     7.200      07/01/23     1,446,295
   1,250  Lebanon Cnty, PA Hlth Fac Auth Hlth Cent Rev United Church of
          Christ Homes Rfdg.....................................................     7.250      10/01/19     1,263,050
     250  Lehigh Cnty, PA Genl Purp Auth Rev First Mtg Bible Fellowship Proj....     7.150      12/15/08       263,938
   2,315  Lehigh Cnty, PA Genl Purp Auth Rev First Mtg Bible Fellowship Proj....     8.000      12/15/23     2,441,677
   4,665  Lehigh Cnty, PA Indl Dev Auth Rev Rfdg................................     8.000      08/01/12     4,986,838
   3,000  Luzerne Cnty, PA Indl Dev Auth Exmpt Fac Rev PA Gas & Wtr Co
          Proj Ser A Rfdg.......................................................     7.200      10/01/17     3,300,840
   2,000  Luzerne Cnty, PA Indl Dev Auth First Mtg Gross Rev Rfdg...............     7.875      12/01/13     2,149,700
     500  Montgomery Cnty, PA Higher Edl & Hlth Auth Rev Retirement Cmnty
          GDL Farms A (Prerefunded @ 01/01/00)..................................     9.500      01/01/20       561,130
   2,000  Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The Meadowwood
          Ser A Rfdg............................................................     6.000      12/01/10     2,011,340
   3,740  Montgomery Cnty, PA Indl Dev Auth Rev Assisted Living Ser A...........     8.250      05/01/23     4,043,389
   1,269  Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The Meadowood
          Corp Proj Ser A.......................................................     9.250      12/01/00     1,444,795
   2,025  Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The Meadowood
          Corp Proj Ser A (Prerefunded @ 12/01/00)..............................    10.000      12/01/19     2,384,053
   2,500  Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The Meadowood
          Corp Proj Ser A Rfdg (Prerefunded @ 12/01/00).........................    10.250      12/01/20     2,960,725
     500  Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The Meadowood
          Corp Rfdg.............................................................     7.000      12/01/10       523,760
   1,500  Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The Meadowood
          Corp Rfdg.............................................................     7.250      12/01/15     1,550,505
   4,000  Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The Meadowood
          Corp Rfdg.............................................................     7.400      12/01/20     4,151,600
   3,595  Montgomery Cnty, PA Indl Dev Auth Rev Hlthcare Adv Geriatric
          Ser A.................................................................     8.375      07/01/23     3,860,599
     790  Montgomery Cnty, PA Indl Dev Auth Rev Pennsburg Nursing &
          Rehab Cent............................................................     7.625      07/01/18       895,204
   2,660  Montgomery Cnty, PA Indl Dev Auth Rev Wordsworth Academy..............     7.750      09/01/14     2,861,548
   2,000  Montgomery Cnty, PA Indl Dev Auth Rev Wordsworth Academy..............     7.750      09/01/24     2,116,880
   1,500  Montgomery Cnty, PA Indl Dev Rev First Mtg Meadowood
          Ser A Rfdg............................................................     6.250      12/01/17     1,517,805
   2,200  Montgomery Cnty, PA Indl Rev GDL Farms Corp Proj Rfdg.................     6.500      01/01/20     2,221,846
     750  Northampton Cnty, PA Indl Dev Auth Rev First Mtg Kirkland
          Village Proj..........................................................     7.375      12/15/18       756,053
     750  Northampton Cnty, PA Indl Dev Auth Rev First Mtg Kirkland
          Village Proj..........................................................     7.500      12/15/23       756,607

                                               See Notes to Financial Statements

                               November 30, 1997

------------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon     Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          Pennsylvania (Continued)
$  1,000  Pennsylvania Econ Dev Fin Auth Exempt Fac Rev MacMillan Ltd
          Partnership Proj........................................................    7.600%    12/01/20    $  1,164,170
   2,950  Pennsylvania Hsg Fin Agy Amt Single Family Mtg Ser 59a..................    5.800     10/01/29       2,995,223
   1,395  Philadelphia, PA Auth For Indl Dev Rev Lutheran Retirement..............    6.500     01/01/17       1,388,109
   1,500  Philadelphia, PA Auth for Indl Dev Rev Cathedral Village................    7.250     04/01/15       1,565,745
   4,000  Philadelphia, PA Auth for Indl Dev Rev Coml RMK Rfdg....................    7.750     12/01/17       4,452,720
   1,155  Philadelphia, PA Auth for Indl Dev Rev First Mtg RHA/Care
          Pavilion Proj...........................................................   10.250     02/01/18       1,181,981
   2,000  Philadelphia, PA Auth for Indl Dev Rev Long-Term Care Maplewood.........    8.000     01/01/14       2,173,160
   5,835  Philadelphia, PA Auth for Indl Dev Rev Long-Term Care Maplewood.........    8.000     01/01/24       6,323,856
   1,000  Philadelphia, PA Auth for Indl Dev Rev Lutheran Retire Ser B
          (Var Rate Cpn)..........................................................    5.000     01/01/17         979,710
   1,180  Philadelphia, PA Hosps & Higher Edl Fac Auth Hosp Rev...................    6.500     07/01/27       1,205,736
   1,830  Philadelphia, PA Hosps & Higher Edl Fac Auth Hosp Rev...................    7.250     03/01/24       1,879,941
     500  Philadelphia, PA Pkg Auth Rev East Market...............................    8.750     03/01/05         505,550
   1,785  Philadelphia, PA Pkg Auth Rev East Market...............................    8.875     03/01/10       1,804,760
   1,950  Scranton Lackawanna, PA Hlth & Welfare Auth Rev.........................    6.200     07/01/17       1,995,201
   1,465  Scranton Lackawanna, PA Hlth & Welfare Auth Rev Rfdg....................    7.250     01/15/17       1,524,186
   3,100  Scranton Lackawanna, PA Hlth & Welfare Auth Rev Rfdg....................    7.350     01/15/22       3,214,824
   3,000  Somerset Cnty, PA Hosp Auth Rev Somerset Cmnty Hosp Proj
          (Prerefunded @ 03/01/02)................................................    7.500     03/01/17       3,362,820
   2,400  Southern Chester Cnty, PA Hlth & Higher Ed Auth Mtg Rev.................    6.300     06/01/10       2,415,024
     250  Warren Cnty, PA Indl Dev Auth Beverly Enterprises Rfdg..................    9.000     11/01/12         280,903
   2,300  Washington Cnty, PA Hosp Auth Rev Canonsburg Genl Hosp Rfdg.............    7.350     06/01/13       2,350,393
                                                                                                            ------------
                                                                                                             140,414,518
                                                                                                            ------------
          South Carolina  0.3%
     740  Charleston Cnty, SC Hlth Fac Rev First Mtg Episcopal Proj Rfdg
          (Prerefunded @ 04/01/01)................................................    9.750     04/01/16          885,662
   2,000  Orangeburg Cnty, SC Solid Waste Disp Fac Rev (AMBAC Insd)...............    5.700     11/01/24        2,028,420
     250  South Carolina Jobs Econ Dev Auth Hlth Fac Rev First Mtg
          Lutheran Homes SC Proj..................................................    7.750     10/01/12         265,760
     750  South Carolina Jobs Econ Dev Auth Hlth Fac Rev First Mtg
          Lutheran Homes SC Proj..................................................    8.000     10/01/22         803,062
                                                                                                            ------------
                                                                                                               3,982,904
                                                                                                            ------------
          South Dakota  0.4%
   4,000  South Dakota Hsg Dev Auth Homeownership Mtg Ser F.......................    5.800     05/01/28       4,059,880
   1,000  South Dakota St Hlth & Edl Fac Auth Rev Huron Regl Med Cent.............    7.250     04/01/20       1,117,720
                                                                                                            ------------
                                                                                                               5,177,600
                                                                                                            ------------
          Tennessee  0.9%
   2,000  Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev..............................    6.000     07/01/28       2,021,520
   2,000  Shelby Cnty, TN Hlth Edl and Hsg Hlth Care Fac Kirby Pines A (a)........    6.250     11/15/16       1,973,720
   4,000  Shelby Cnty, TN Hlth Edl and Hsg Hlth Care Fac Kirby Pines A (a)........    6.375     11/15/25       3,951,040
     500  Smith Cnty, TN Hlth & Edl Fac First Hlthcare Corp Proj Rfdg.............    7.400     04/01/13         513,395


                                               See Notes to Financial Statements

                               November 30, 1997

------------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                               Coupon      Maturity    Market Value
------------------------------------------------------------------------------------------------------------------------
          Tennessee (Continued)
$  3,250  Springfield, TN Hlth & Edl Fac Brd Hosp Rev Jesse Holman Jones
          Hosp Proj...............................................................   8.250%     04/01/12     $ 3,576,235
                                                                                                             -----------
                                                                                                              12,035,910
                                                                                                             -----------
          Texas  3.0%
   1,380  Amarillo, TX Hlth Fac Corp Rev Panhandle Retirement Ser B...............   7.000      08/15/15       1,409,670
   3,000  Amarillo, TX Hlth Fac Corp Rev Panhandle Retirement Ser B...............   7.750      08/15/18       3,199,770
     985  Bell Cnty, TX Hlth Fac Dev Corp Rev Hosp Proj...........................   9.250      07/01/08       1,066,302
   3,425  Brazos Cnty, TX Hsg Fin Corp Single Family Mtg Rev
          (GNMA Insd) (a)..........................................................  5.800      09/01/25       3,466,648
     500  Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev
          American Airls Inc......................................................   7.500      11/01/25         543,965
   1,500  Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev
          American Airls Inc......................................................   7.250      11/01/30       1,670,565
   1,250  Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev Delta Airls Inc.......   7.625      11/01/21       1,385,688
   2,665  De Soto, TX Hlth Fac Dev Park Manor Senior Care.........................   7.750      12/01/16       2,732,265
     200  Harris Cnty, TX Hsg Fin Corp Single Family Hsg Rev......................   9.875      03/15/14         200,796
     200  Harris Cnty, TX Hsg Fin Corp Single Family Hsg Rev 1983 Ser A...........  10.125      07/15/03         200,246
   1,285  Harris Cnty, TX Hsg Fin Corp Single Family Hsg Rev 1983 Ser A...........  10.375      07/15/14       1,285,822
   5,000  Houston, TX Arpt Sys Rev Spl Fac Continental Airl Term Impt Ser B.......   6.125      07/15/27       5,174,150
     770  Montgomery Cnty, TX Hlth Fac Dev Corp Hosp Mtg Rev Woodlands
          Med Cent Proj Rfdg (Prerefunded @ 08/15/99).............................   8.850      08/15/14         841,656
   3,255  Rusk Cnty, TX Hlth Fac Corp Hosp Rev Henderson Mem Hosp
          Proj Rfdg...............................................................   7.750      04/01/13       3,551,335
     500  San Antonio, TX Hlth Fac Dev Corp Rev Encore Nursing Cent Partn.........   8.250      12/01/19         558,095
   2,000  San Antonio, TX Hsg Fin Corp Multi-Family Hsg Rev Beverly Oaks
          Apts Proj Ser A.........................................................   7.750      02/01/27       1,990,500
   1,990  San Antonio, TX Hsg Fin Corp Multi-Family Hsg Rev Marbach
          Manor Apts Proj Ser A...................................................   8.125      06/01/27       2,052,327
   1,500  Tarrant Cnty, TX Hlth Fac Dev Corp Rev Mtg Cumberland Rest
          Ser A Rfdg..............................................................   7.000      08/15/19       1,521,735
   1,401  Texas Genl Svcs Cmty Partn Interests Office Bldg & Land
          Acquisition Proj........................................................   7.000      08/01/24       1,438,286
   3,795  Texoma Hsg Fin Corp Texas Single Family Mtg Rev
          (GNMA Insd) (a).........................................................   5.800      09/01/28       3,841,147
     790  Weslaco, TX Hlth Fac Dev Corp Hosp Rev Weslaco Hlth Fac Proj
          Ser B (Prerefunded @ 06/01/98)..........................................  10.375      06/01/16         823,314
                                                                                                             -----------
                                                                                                              38,954,282
                                                                                                             -----------
          Utah  0.9%
   1,500  Carbon Cnty, UT Solid Waste Disposal Rev Rfdg Laidlaw
          Environmentl Ser A......................................................   7.450      07/01/17       1,640,565
   4,000  Clearfield City, UT Hsg Mtg FHA Oakstone Apts A (FHA Insd)(a)...........   5.850      05/01/39       4,016,840
     500  Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..........................   7.600      09/01/06         523,580
   1,000  Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..........................   7.800      09/01/15       1,035,590
   1,000  Tooele Cnty, UT Pollutn Ctl Rev Rfdg Laidlaw Environmentl Ser A.........   7.550      07/01/27       1,099,690

                                               See Notes to Financial Statements

                               November 30, 1997

-----------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon     Maturity  Market Value
------------------------------------------------------------------------------------------------------------------------
          Utah (Continued)
$  2,000  Utah St Hsg Fin Agy Rev RHA Cmnty Services Proj Ser A................      6.875%     07/01/27   $ 2,014,520
   1,760  Utah St Hsg Fin Agy Single Family Mtg Ser C2.........................      7.950      07/01/20     1,809,544
                                                                                                           -----------
                                                                                                            12,140,329

          Vermont  0.1%
     700  Vermont Edl & Hlth Bldgs Fin Agy Rev Northwestern Med Cent
          Ser A (Prerefunded @ 09/01/98).......................................      9.750      09/01/18       743,834
                                                                                                           -----------

          Virginia  1.4%
   2,955  Alexandria, VA Indl Dev Auth Rev Saint Coletta Sch Proj..............      7.750      10/15/26     3,081,031
     235  Alexandria, VA Indl Dev Auth Rev Saint Coletta Sch Proj..............      7.750      10/15/26       242,854
     725  Covington-Alleghany Cnty, VA Indl Dev Auth Beverly Enterprises
          Inc Proj Rfdg........................................................      9.375      09/01/01       793,012
   3,000  Fairfax Cnty, VA Redev & Hsg Auth Multi-Family Hsg Rev...............      7.600      10/01/36     3,217,290
   2,500  Henry Cnty, VA Indl Dev Auth Indl Dev Rev 5Bs Inc Proj Ser A.........      7.400      09/01/17     2,512,425
   1,500  Hopewell, VA Indl Dev Auth Res Recovery Rev Stone Container
          Corp Proj Rfdg.......................................................      8.250      06/01/16     1,695,840
   1,000  Pittsylvania Cnty, VA Indl Dev Auth Rev Exempt Fac Ser A.............      7.450      01/01/09     1,098,390
   6,000  Richmond, VA Redev & Hsg Auth Multi-Family Rev Ser A Rfdg
          (Var Rate Cpn).......................................................      7.750      12/15/21     6,036,360
                                                                                                           -----------
                                                                                                            18,677,202
                                                                                                           -----------
          Washington  0.4%
   2,500  Spokane Cnty, WA Indl Dev Corp Solid Waste Disp Rev..................      7.600      03/01/27     2,783,450
   1,000  Vancouver, WA Hsg Auth Rev Hsg Maple Knoll Apts Proj.................      6.000      10/01/17     1,005,070
   1,000  Vancouver, WA Hsg Auth Rev Hsg Maple Knoll Apts Proj.................      6.200      10/01/27     1,005,010
                                                                                                           -----------
                                                                                                             4,793,530
                                                                                                           -----------

          West Virginia  0.6%
     500  Randolph Cnty, WV Bldg Commission Davis Mem Hosp Proj
          Ser A Rfdg & Impt....................................................      7.650      11/01/21       550,140
   2,540  Weirton, WV Pollutn Ctl Rev Weirton Steel Proj Rfdg..................      8.625      11/01/14     2,649,372
   5,000  West Virginia St Hsg Dev Fund Hsg Fin Ser D..........................      5.950      11/01/32     5,137,350
                                                                                                           -----------
                                                                                                             8,336,862
                                                                                                           -----------
          Wisconsin  1.1%
   3,000  Oconto Falls, WI Cmnty Dev Oconto Falls Tissue Inc Proj (a)..........      7.750      12/01/22     3,000,000
   1,560  Wisconsin Hsg & Econ Dev Auth Home Ownership Rev.....................      7.550      07/01/26     1,681,196
     795  Wisconsin St Hlth & Edl Fac Auth Rev Hess Mem Hosp Assn..............      7.200      11/01/05       815,106
   2,000  Wisconsin St Hlth & Edl Fac Auth Rev Hess Mem Hosp Assn..............      7.875      11/01/22     2,114,600
   2,500  Wisconsin St Hlth & Edl Fac Auth Rev Natl Regency of New
          Berlin Proj..........................................................      8.000      08/15/25     2,702,575
   3,000  Wisconsin St Hlth & Edl Milwaukee Catholic Home Proj.................      7.500      07/01/26     3,168,930
     500  Wisconsin St Hlth and Edl Rev Mem Hosp At Oconomowoc Inc Proj........      6.350      07/01/17       504,630
                                                                                                           -----------
                                                                                                            13,987,037
                                                                                                           -----------

                                               See Notes to Financial Statements

                               November 30, 1997

--------------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon     Maturity    Market Value
--------------------------------------------------------------------------------------------------------------------------
          Wyoming  1.0%
$  5,000  Wyoming Cmnty Dev Auth Hsg Rev..........................................   6.250%     06/01/27    $    5,226,900
   8,000  Wyoming Cmnty Dev Auth Hsg Rev..........................................   5.850      06/01/28         8,155,280
                                                                                                            --------------
                                                                                                                13,382,180
                                                                                                            --------------
          U. S. Virgin Islands  0.3%
   1,210  University of Virgin Islands Pub Fin Auth Ser A.........................   7.500      10/01/09         1,355,636
   1,965  University of Virgin Islands Pub Fin Auth Ser A.........................   7.650      10/01/14         2,218,072
                                                                                                            --------------
                                                                                                                 3,573,708
Total Long-Term Investments 99.4%
          (Cost $1,224,221,636)...................................................                           1,288,993,821
Short-Term Investments 0.1%
          (Cost $1,200,000).......................................................                               1,200,000
                                                                                                            --------------
Total Investments 99.5%
          (Cost $1,225,421,636)...................................................                           1,290,193,821
Other Assets in Excess of Liabilities 0.5%........................................                               6,558,774
                                                                                                            --------------
Net Assets 100.0%.................................................................                          $1,296,752,595
                                                                                                            ==============

*Zero coupon bond
(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open futures transactions.

(c) Interest is accruing at less than the stated coupon.

(d) Non-Income producing security.

(e) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

                      Statement of Assets and Liabilities

                               November 30, 1997


----------------------------------------------------------------------------------------------------

Assets:
Total Investments (Cost $1,225,421,636)..........................................     $1,290,193,821
Cash.............................................................................             73,883
Receivables:
  Interest.......................................................................         26,699,403
  Investments Sold...............................................................         21,692,806
  Fund Shares Sold...............................................................          2,699,937
Other............................................................................             48,440
                                                                                      --------------
     Total Assets................................................................      1,341,408,290
                                                                                      --------------
Liabilities:
Payables:
  Investments Purchased..........................................................         38,450,937
  Income Distributions...........................................................          3,724,653
  Fund Shares Repurchased........................................................            909,218
  Distributor and Affiliates.....................................................            706,427
  Investment Advisory Fee........................................................            566,218
  Variation Margin on Futures....................................................             18,750
Accrued Expenses.................................................................            172,462
Trustees' Deferred Compensation and Retirement Plans.............................            107,030
                                                                                      --------------
     Total Liabilities...........................................................         44,655,695
                                                                                      --------------
Net Assets.......................................................................     $1,296,752,595
                                                                                      ==============
Net Assets Consist of:
Capital..........................................................................     $1,255,492,509
Net Unrealized Appreciation......................................................         64,464,321
Accumulated Undistributed Net Investment Income..................................            487,485
Accumulated Net Realized Loss....................................................        (23,691,720)
                                                                                      --------------
Net Assets.......................................................................     $1,296,752,595
                                                                                      ==============
Maximum Offering Price Per Share:
  Class A Shares:
     Net asset value and redemption price per share
     (Based on net assets of $779,884,248 and 68,085,219 shares of beneficial
     interest issued and outstanding)............................................     $        11.45
     Maximum sales charge (4.75%* of offering price).............................                .57
                                                                                      --------------
     Maximum offering price to public............................................     $        12.02
                                                                                      ==============
  Class B Shares:
     Net asset value and offering price per share
     (Based on net assets of $425,577,694 and 37,162,826 shares of beneficial
     interest issued and outstanding)............................................     $        11.45
                                                                                      ==============
  Class C Shares:
     Net asset value and offering price per share
     (Based on net assets of $91,290,653 and 7,979,623 shares of beneficial
     interest issued and outstanding)............................................     $        11.44
                                                                                      ==============
*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            Statement of Operations

                     For the Year Ended November 30, 1997

-------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest........................................................................................................    $78,709,930
                                                                                                                    -----------
Expenses:
Investment Advisory Fee.........................................................................................      5,728,036
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
  $1,608,424, $3,474,149 and $591,365, respectively)............................................................      5,673,938
Shareholder Services............................................................................................        860,424
Custody.........................................................................................................         55,622
Legal...........................................................................................................         51,846
Trustees' Fees and Expenses.....................................................................................         25,972
Other...........................................................................................................        753,000
                                                                                                                    -----------
Total Expenses..................................................................................................     13,148,838
  Less Expenses Reimbursed......................................................................................          1,500
                                                                                                                    -----------
  Net Expenses..................................................................................................     13,147,338
                                                                                                                    -----------
Net Investment Income...........................................................................................    $65,562,592
                                                                                                                    ===========
Realized and Unrealized Gain/Loss:
Net Realized Gain/Loss:
  Investments...................................................................................................    $(1,676,072)
  Futures.......................................................................................................         27,335
                                                                                                                    -----------
Net Realized Loss...............................................................................................     (1,648,737)
                                                                                                                    -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.......................................................................................     32,939,996
                                                                                                                    -----------
  End of the Period:
    Investments.................................................................................................     64,772,185
    Futures.....................................................................................................       (307,864)
                                                                                                                    -----------
                                                                                                                     64,464,321
                                                                                                                    -----------
Net Unrealized Appreciation During the Period...................................................................     31,524,325
                                                                                                                    -----------
Net Realized and Unrealized Gain................................................................................    $29,875,588
                                                                                                                    ===========
Net Increase in Net Assets from Operations......................................................................    $95,438,180
                                                                                                                    ===========

                                               See Notes to Financial Statements

                      Statement of Changes in Net Assets

                For the Years Ended November 30, 1997 and 1996

------------------------------------------------------------------------------------------------------------------
                                                                               Year Ended               Year Ended
                                                                        November 30, 1997        November 30, 1996
------------------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income...................................................   $   65,562,592            $  54,897,556
Net Realized Gain/Loss..................................................       (1,648,737)               2,092,011
Net Unrealized Appreciation/Depreciation................................       31,524,325               (3,815,487)
                                                                           --------------           --------------
Change in Net Assets from Operations....................................       95,438,180               53,174,080
                                                                           --------------           --------------
Distributions from Net Investment Income:
  Class A Shares........................................................      (41,904,414)             (36,684,070)
  Class B Shares........................................................      (19,909,861)             (15,919,679)
  Class C Shares........................................................       (3,388,275)              (2,289,094)
                                                                           --------------           --------------
    Total Distributions.................................................      (65,202,550)             (54,892,843)
                                                                           --------------           --------------
Net Change in Net Assets
  from Investment Activities............................................       30,235,630               (1,718,763)
                                                                           --------------           --------------
From Capital Transactions:
Proceeds from Shares Sold...............................................      369,938,578              301,612,850
Net Asset Value of Shares Issued Through Dividend Reinvestment..........       28,519,681               23,613,873
Cost of Shares Repurchased..............................................     (126,673,799)            (110,086,181)
                                                                           --------------           --------------
Change in Net Assets from Capital Transactions..........................      271,784,460              215,140,542
                                                                           --------------           --------------
Total Increase in Net Assets............................................      302,020,090              213,421,779
Net Assets:
Beginning of the Period.................................................      994,732,505              781,310,726
                                                                           --------------           --------------
End of the Period (Including accumulated undistributed net
  investment income of $487,485 and $113,411, respectively).............   $1,296,752,595            $ 994,732,505
                                                                           ==============            =============

                                               See Notes to Financial Statements

&                                       B-58

                             Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                        Year Ended November 30,
                                                            -----------------------------------------------
Class A Shares                                                 1997      1996      1995      1994      1993
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period................... $11.139   $ 11.18   $ 10.44   $ 11.19   $ 10.95
                                                            -------   -------   -------   -------   -------
  Net Investment Income....................................    .729      .735       .74       .76     .8132
  Net Realized and Unrealized Gain/Loss....................    .312     (.041)    .7475     (.744)    .2303
                                                            -------   -------   -------   -------   -------
Total from Investment Operations...........................   1.041      .694    1.4875      .016    1.0435
Less Distributions from Net Investment Income..............    .726      .735     .7475      .766     .8035
                                                            -------   -------   -------   -------   -------
Net Asset Value, End of the Period......................... $11.454   $11.139   $ 11.18    $10.44   $ 11.19
                                                            =======   =======   =======   =======   =======
Total Return (a)...........................................   9.63%     6.47%    14.65%      .10%     9.65%
Net Assets at End of the Period (In millions).............. $ 779.9   $ 621.0   $ 516.3    $411.1   $ 408.0
Ratio of Expenses to Average Net Assets (b)................    .95%     1.01%      .98%     1.02%     1.03%
Ratio of Net Investment Income to Average Net Assets (b)...   6.50%     6.64%     6.81%     6.98%     7.13%
Portfolio Turnover.........................................     29%       23%       26%       33%       27%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                        Year Ended November 30,
                                                            ----------------------------------------------
Class B Shares                                                 1997      1996      1995     1994   1993(a)
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period................... $11.136   $ 11.18   $ 10.43   $11.18    $10.96
                                                            -------   -------   -------   ------    ------
Net Investment Income......................................    .645      .653       .66      .68     .6919
Net Realized and Unrealized Gain/Loss......................    .313     (.046)    .7535    (.748)    .2476
                                                            -------   -------   -------   ------    ------
Total from Investment Operations...........................    .958      .607    1.4135    (.068)    .9395
Less Distributions from Net Investment Income..............    .642      .651     .6635     .682     .7195
                                                            -------   -------   -------   ------    ------
Net Asset Value, End of the Period......................... $11.452   $11.136   $ 11.18   $10.43    $11.18
                                                            =======   =======   =======   ======    ======
Total Return (b)...........................................   8.82%     5.67%    13.89%    (.76%)    8.84%
Net Assets at End of the Period (In millions).............. $ 425.6   $ 323.8   $ 233.9   $159.3    $104.8
Ratio of Expenses to Average Net Assets (c)................   1.71%     1.77%     1.73%    1.77%     1.77%
Ratio of Net Investment Income to Average Net Assets (c)...   5.74%     5.88%     6.03%    6.19%     6.15%
Portfolio Turnover.........................................     29%       23%       26%      33%       27%


(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.


                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                        December 10, 1993
                                                                     Year Ended November 30,                (Commencement
                                                                   ---------------------------        of Distribution) to
                                                                      1997      1996      1995      November 30, 1994 (a)
-------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net Asset Value, Beginning of the Period.......................    $11.126   $ 11.17   $ 10.42                  $   11.29
                                                                   -------   -------   -------                  ---------
  Net Investment Income........................................       .644      .652       .66                        .63
  Net Realized and Unrealized Gain/Loss........................       .312     (.045)    .7535                     (.8363)
                                                                   -------   -------   -------                  ---------
Total from Investment Operations...............................       .956      .607    1.4135                     (.2063)
Less Distributions from Net Investment Income..................       .642      .651     .6635                      .6637
                                                                   -------   -------   -------                  ---------
Net Asset Value, End of the Period.............................    $11.440   $11.126   $ 11.17                  $   10.42
                                                                   =======   =======   =======                  =========
Total Return (b)...............................................       8.82%     5.68%    13.79%                     (1.80%)*
Net Assets at End of the Period (In millions)..................    $  91.3   $  50.0   $  31.1                  $    15.3
Ratio of Expenses to Average Net Assets (c)....................       1.70%     1.77%     1.72%                      1.75%
Ratio of Net Investment Income to Average Net Assets (c).......       5.69%     5.86%     5.98%                      6.07%
Portfolio Turnover.............................................         29%       23%       26%                        33%

*Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC certain reimbursement of expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         Notes to Financial Statements

                               November 30, 1997
--------------------------------------------------------------------------------

1. Significant Accounting Policies

VAN KAMPEN AMERICAN CAPITAL HIGH YIELD MUNICIPAL FUND (THE "FUND") IS ORGANIZED as a series of the Van Kampen American Capital Tax-Exempt Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide as high a level of interest income exempt from federal income tax as is consistent with investing in medium- to lower-rated high yielding municipal securities. The Fund commenced investment operations on January 2, 1986. The distribution of the Fund's Class B and Class C shares commenced on July 20, 1992 and December 10, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--Municipal bonds are valued by independent pricing services or dealers using the most recently quoted bid price or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

    The Fund's investments include lower-rated and unrated debt securities which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Securities rated below investment grade and comparable unrated securities represented approximately 73% of the Fund's investment portfolio at the end of the period.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Advisor") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt securities. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Investment Income--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the life of each applicable security.

D. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

                               November 30, 1997
--------------------------------------------------------------------------------

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At November 30, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $23,896,048 which expires between November 30, 1998 and November 30, 2005. Of this amount, $192,128 will expire in 1998. Net realized gains or losses differ for financial reporting and tax purposes primarily as a result of the deferral of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and gains or losses recognized for tax purposes on open futures positions at November 31, 1997.

     At November 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $1,225,423,763; the aggregate gross unrealized appreciation is $68,669,479 and the aggregate gross unrealized depreciation is $3,899,421, resulting in net unrealized appreciation of $64,770,058.

E. Distribution of Income and Gains--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Permanent book and tax basis differences relating to the expiration of a portion of the capital loss carryforward totaling $2,674,127 were reclassified from net realized gain/loss on securities to capital. Additionally, permanent differences relating to the recognition of expenses associated with the consolidation of the VKAC open-end fund complex totaling $14,032 were reclassified from accumulated undistributed net investment income to capital.

     For the year ended November 30, 1997, 99.99% of the income distributions made by the Fund were exempt from federal income taxes. In January, 1998, the Fund will provide tax information to shareholders for the 1997 calendar year.

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Funds Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                                                   % Per Annum
--------------------------------------------------------------------------------
First $300 million..................................................   .60 of 1%
Next $300 million...................................................   .55 of 1%
Over $600 million...................................................   .50 of 1%

     The Adviser agreed to reimburse the Fund for certain trustees' compensation in connection with the July, 1995 increase in the number of trustees of the Fund. This reimbursement was effective through December 31, 1996.

     For the year ended November 30, 1997, the Fund recognized expenses of approximately $41,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the year ended November 30, 1997, the Fund recognized expenses of approximately $240,500 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended November 30, 1997, the Fund recognized expenses of approximately $643,900, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

                               November 30, 1997
--------------------------------------------------------------------------------

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to $2,500.

3. Capital Transactions

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized. At November 30, 1997, capital aggregated $757,169,936, $410,171,761 and $88,150,812 for Classes A, B, and C,
respectively. For the year ended November 30, 1997, transactions were as follows:

                                                      Shares         Value
------------------------------------------------------------------------------
Sales:
  Class A........................................   18,562,392   $ 210,055,169
  Class B........................................   10,089,692     114,185,577
  Class C........................................    4,036,766      45,697,832
                                                  ------------   -------------
Total Sales......................................   32,688,850   $ 369,938,578
                                                  ============   =============
Dividend Reinvestment:
  Class A........................................    1,614,240   $  18,155,813
  Class B........................................      745,441       8,385,472
  Class C........................................      175,898       1,978,396
                                                  ------------   -------------
Total Dividend Reinvestments.....................    2,535,579   $  28,519,681
                                                  ============   =============
Repurchases:
  Class A........................................   (7,837,512)  $ (87,719,551)
  Class B........................................   (2,749,344)    (30,839,936)
  Class C........................................     (723,574)     (8,114,312)
                                                  ------------   -------------
Total Repurchases................................  (11,310,430)  $(126,673,799)
                                                  ============   =============

                               November 30, 1997
--------------------------------------------------------------------------------

     At November 30, 1996, capital aggregated $618,328,415, $319,327,477, and
$48,740,316 for Classes A, B, and C, respectively. For the year ended November 30, 1996, transactions were as follows:

                                                        Shares         Value
--------------------------------------------------------------------------------
Sales:
  Class A...........................................  15,132,127   $ 167,632,504
  Class B...........................................   9,807,767     108,566,918
  Class C...........................................   2,297,440      25,413,428
                                                      ----------   -------------
Total Sales.........................................  27,237,334   $ 301,612,850
                                                      ==========   =============
Dividend Reinvestment:
  Class A...........................................   1,410,020   $  15,593,441
  Class B...........................................     607,360       6,714,015
  Class C...........................................     118,310       1,306,417
                                                      ----------   -------------
Total Dividend Reinvestments........................   2,135,690   $  23,613,873
                                                      ==========   =============
Repurchases:
  Class A...........................................  (6,981,065)  $ (77,174,763)
  Class B...........................................  (2,265,184)    (25,018,771)
  Class C...........................................    (714,617)     (7,892,647)
                                                      ----------   -------------
Total Repurchases...................................  (9,960,866)  $(110,086,181)
                                                      ==========   =============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                              Contingent Deferred
                                                                  Sales Charge
                                                              -------------------
Year of Redemption                                            Class B     Class C
---------------------------------------------------------------------------------
First......................................................     4.00%       1.00%
Second.....................................................     4.00%        None
Third......................................................     3.00%        None
Fourth.....................................................     2.50%        None
Fifth......................................................     1.50%        None
Sixth and Thereafter.......................................      None        None

     For the year ended November 30, 1997, VKAC, as distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $656,500 and CDSC on the redeemed shares of Classes B and C of approximately $551,300. Sales charges do not represent expenses of the Fund.

4. Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $586,332,607 and $2,921,500, respectively.

                               November 30, 1997
--------------------------------------------------------------------------------

5. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

     During the period the Fund invested in future contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

     Upon entering into future contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

     Transactions in futures contracts for the year ended November 30, 1997, were as follows:

                                                                      Contracts
-------------------------------------------------------------------------------
Outstanding at November 30, 1996......................................        0
Futures Opened........................................................      975
Futures Closed........................................................     (775)
                                                                           ----
Outstanding at November 30, 1997......................................      200
                                                                           ====

     The futures contracts outstanding as of November 30, 1997, and the description and unrealized depreciation are as follows:

                                                                                                               Unrealized
                                                                                            Contracts        Depreciation
-------------------------------------------------------------------------------------------------------------------------
Short Contracts:
U.S. Treasury Bond Futures
December 1997 -- (Current Notional Value of $119,188 per contract)....................            200           $(307,864)
                                                                                                  ===           =========


6. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended November 30, 1997, are payments to VKAC of approximately $3,006,800.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.


     List of all financial statements and exhibits as part of the Registration Statement.



     (a) Financial Statements:



       Included in Part A of Registration Statement:


            Financial Highlights


       Included in Part B of Registration Statement:


            Report of Independent Accountants
            Financial Statements
            Notes to Financial Statements

     (b) Exhibits


     (1)(a)  --   First Amended and Restated Agreement and Declaration of
                  Trust(2)
         (b) --   Certificate of Amendment(2)
         (c) --   Amended and Restated Certificate of Designation+
     (2)     --   Amended and Restated Bylaws(2)
     (4)(a)  --   Specimen Class A Share Certificate+
         (b) --   Specimen Class B Share Certificate+
         (c) --   Specimen Class C Share Certificate+
     (5)(a)  --   Investment Advisory Agreement+
         (b) --   Subadvisory Agreement+
     (6)(a)  --   Distribution and Service Agreement+
         (b) --   Form of Dealer Agreement(3)
         (c) --   Form of Broker Fully Disclosed Selling Agreement(3)
         (d) --   Form of Bank Fully Disclosed Selling Agreement(3)
     (8)(a)  --   Custodian Contract+
         (b) --   Transfer Agency and Service Agreement+
     (9)(a)  --   Data Access Services Agreement(3)
         (b) --   Fund Accounting Agreement+
    (10)     --   Opinion of Counsel and Consent of Skadden, Arps, Slate,
                  Meagher & Flom (Illinois)(3)
    (11)     --   Consent of Price Waterhouse LLP+
    (13)     --   Investment Letter(1)
    (15)(a)  --   Plan of Distribution Pursuant to Rule 12b-1(3)
         (b) --   Form of Shareholder Assistance Agreement(3)
         (c) --   Form of Administrative Services Agreement(3)
         (d) --   Service Plan(3)
    (16)     --   Computation of Performance Quotations+
    (17)(a)  --   List of certain investment companies in response to Item
                  29(a)+
         (b) --   List of officers and directors of Van Kampen American
                  Capital Distributors, Inc. in response to Item 29(b)+
    (18)     --   Amended Multi-Class Plan(3)
    (24)     --   Power of Attorney+
    (27)     --   Financial Data Schedules+


---------------

(1) Incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A, File No. 2-96030, filed December 6, 1985.



(2) Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A, File No. 2-96030, filed March 29, 1996.



(3) Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A, File No. 2-96030, filed March 28, 1997.



+Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


     See the Statement of Additional Information.


ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


        AS OF MARCH 6, 1998



                       (1)                                      (2)
                  TITLE OF CLASS                     NUMBER OF RECORD HOLDERS
                  --------------                    ---------------------------
                                                    CLASS A   CLASS B   CLASS C
                                                    -------   -------   -------
Shares of Beneficial Interest,
  $0.01 par value.................................   19,598    11,589     2,055


ITEM 27. INDEMNIFICATION.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust.

     Article 8; Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of Van Kampen American Capital Asset Management, Inc. (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.


ITEM 29. PRINCIPAL UNDERWRITERS.


     (a) The sole principal underwriter is Van Kampen American Capital Distributors, Inc. (the "Distributor"); which acts as principal underwriter for certain investment companies and unit investment trusts set forth in Exhibit 17(a).



     (b) Van Kampen American Capital Distributors, Inc. which is an affiliated person of an affiliated person of Registrant, is the sole principal underwriter for Registrant. The name, principal business address and positions and offices with Van Kampen American Capital Distributors, Inc. of each of the directors and officers thereof are set forth in Exhibit 17(b). Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.


     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, ACCESS Investor Services, Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA; (ii) by the Adviser, will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181; and (iii) by the Distributor, the principal underwriter, will be maintained at its offices located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

ITEM 31. MANAGEMENT SERVICES.


     Not applicable.


ITEM 32. UNDERTAKINGS.

     Registrant hereby undertakes to furnish to each person to whom a Prospectus is delivered a copy of the Registrants's latest annual report to shareholders, upon request and without charge.


     Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, VAN KAMPEN AMERICAN CAPITAL TAX-EXEMPT TRUST, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Oakbrook Terrace and State of Illinois, on the 30th day of March, 1998.


                                          VAN KAMPEN AMERICAN CAPITAL
                                            TAX-EXEMPT TRUST

                                          By:     /s/ RONALD A. NYBERG

                                            ------------------------------------
                                            Ronald A. Nyberg, Vice President and
                                                          Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on March 30, 1998 by the following persons in the capacities indicated:



                     SIGNATURES                                                TITLE
                     ----------                                                -----
Principal Executive Officer:

              /s/ DENNIS J. MCDONNELL*                      President
-----------------------------------------------------
                 Dennis J. McDonnell

Principal Financial Officer:

               /s/ EDWARD C. WOOD III*                      Vice President and Chief Financial Officer
-----------------------------------------------------
                 Edward C. Wood III

Trustees:

               /s/ J. MILES BRANAGAN*                       Trustee
-----------------------------------------------------
                  J. Miles Branagan

              /s/ RICHARD M. DEMARTINI*                     Trustee
-----------------------------------------------------
                Richard M. DeMartini

                 /s/ LINDA H. HEAGY*                        Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/ R. CRAIG KENNEDY*                       Trustee
-----------------------------------------------------
                  R. Craig Kennedy

                 /s/ JACK E. NELSON*                        Trustee
-----------------------------------------------------
                   Jack E. Nelson

               /s/ PHILLIP B. ROONEY*                       Trustee
-----------------------------------------------------
                  Phillip B. Rooney

                 /s/ FERNANDO SISTO*                        Trustee
-----------------------------------------------------
                   Fernando Sisto

                /s/ WAYNE W. WHALEN*                        Trustee
-----------------------------------------------------
                   Wayne W. Whalen

* Signed by Ronald A. Nyberg pursuant to a power of attorney filed herewith.

/s/ RONALD A. NYBERG                                        March 30, 1998
-----------------------------------------------------
                  Ronald A. Nyberg
                  Attorney-in-Fact

      SCHEDULE OF EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 19 TO FORM N-1A

             AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION

                               ON MARCH 30, 1998



EXHIBIT
NUMBER                                 EXHIBIT
-------                                -------
 (1)(c)      -- Amended and Restated Certificate of Designation
 (4)(a)      -- Specimen Class A Share Certificate
    (b)      -- Specimen Class B Share Certificate
    (c)      -- Specimen Class C Share Certificate
 (5)(a)      -- Investment Advisory Agreement
    (b)      -- Subadvisory Agreement
 (6)(a)      -- Distribution and Service Agreement
 (8)(a)      -- Custodian Contract
    (b)      -- Transfer Agency and Service Agreement
 (9)(b)      -- Fund Accounting Agreement
(11)         -- Consent of Price Waterhouse LLP
(16)         -- Computation of Performance Quotations
(17)(a)      -- List of certain investment companies in response to Item
             29(a)
    (b)      -- List of officers and directors of Van Kampen American
             Capital Distributors, Inc. in response to Item 29(b)
(24)         -- Power of Attorney
(27)         -- Financial Data Schedules